UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip code)

Caroline Kraus, Esq. Goldman Sachs & Co. LLC 200 West Street New York, New York 10282	Copies to: Geoffrey R.T. Kenyon, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110-2605

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: July 31, 2017

Item 1.	Schedule of Investments.

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 37.2%
Aerospace & Defense – 0.3%
49,730	United Technologies Corp.	$ 5,896,486

Air Freight & Logistics – 0.4%
70,680	United Parcel Service, Inc. Class B	7,795,297

Banks – 5.6%
495,817	BB&T Corp.	23,462,061
228,453	JPMorgan Chase & Co.	20,971,986
154,268	M&T Bank Corp.	25,168,824
242,822	SunTrust Banks, Inc.	13,911,272
702,431	Wells Fargo & Co.	37,889,128

		121,403,271

Beverages – 0.4%
73,774	Anheuser-Busch InBev SA ADR	8,901,571

Biotechnology – 0.5%
155,331	Gilead Sciences, Inc.	11,819,136

Capital Markets – 0.4%
360,493	AllianceBernstein Holding LP	8,922,202

Chemicals – 0.8%
50,723	E.I. du Pont de Nemours & Co.	4,169,938
98,962	Praxair, Inc.	12,880,894

		17,050,832

Communications Equipment – 1.0%
541,327	Cisco Systems, Inc.	17,024,734
829,034	Nokia Oyj ADR	5,297,527

		22,322,261

Construction & Engineering(a) – 0.6%
544,333	Vinci SA ADR	12,187,616

Consumer Finance – 0.3%
76,133	American Express Co.	6,488,816

Diversified Telecommunication Services – 1.0%
106,259	AT&T, Inc.	4,144,101
317,143	CenturyLink, Inc.(a)	7,379,918
227,299	Verizon Communications, Inc.	11,001,271

		22,525,290

Electric Utilities – 2.9%
291,442	Duke Energy Corp.	24,807,543
562,959	FirstEnergy Corp.	17,964,022
331,048	Fortis, Inc.	12,070,010
122,114	PG&E Corp.	8,265,896

		63,107,471

Electrical Equipment – 0.9%
112,608	Eaton Corp. PLC	8,811,576

Shares	Description	Value
Common Stocks – (continued)
Electrical Equipment – (continued)
176,400	Emerson Electric Co.	$ 10,515,204

		19,326,780

Energy Equipment & Services – 0.5%
150,131	Schlumberger Ltd.	10,298,987

Equity Real Estate Investment Trusts (REITs) – 2.5%
40,235	AvalonBay Communities, Inc.	7,739,202
99,142	Crown Castle International Corp.	9,971,703
1,389,331	DDR Corp.	14,157,283
32,283	Federal Realty Investment Trust	4,281,694
159,985	HCP, Inc.	5,063,525
147,842	Klepierre	6,016,784
65,310	Mid-America Apartment Communities, Inc.	6,761,544

		53,991,735

Food & Staples Retailing – 0.5%
123,226	CVS Health Corp.	9,849,454

Food Products – 0.2%
92,189	Campbell Soup Co.	4,870,345

Health Care Equipment & Supplies – 1.1%
402,478	Abbott Laboratories	19,793,868
49,752	Medtronic PLC	4,177,676

		23,971,544

Health Care Providers & Services – 0.4%
57,154	Aetna, Inc.	8,819,434

Hotels, Restaurants & Leisure – 0.3%
36,830	McDonald’s Corp.	5,713,806

Household Products – 1.0%
59,631	Kimberly-Clark Corp.	7,344,154
147,479	The Procter & Gamble Co.	13,394,043

		20,738,197

Industrial Conglomerates – 0.9%
773,600	General Electric Co.	19,811,896

Insurance – 1.2%
100,402	American International Group, Inc.	6,571,311
341,530	MetLife, Inc.	18,784,150

		25,355,461

Media – 0.8%
246,824	Comcast Corp. Class A	9,984,031
230,566	Viacom, Inc. Class B	8,051,365

		18,035,396

Oil, Gas & Consumable Fuels – 4.7%
260,072	Blue Ridge Mountain Resources, Inc.(b)(c)	2,288,634
350,464	BP PLC ADR	12,315,305

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
141,705	Chevron Corp.	$ 15,472,769
105,452	ConocoPhillips	4,784,357
302,997	Energy Transfer Partners LP	6,269,008
306,565	Exxon Mobil Corp.	24,537,463
187,165	Plains All American Pipeline LP	4,935,541
333,634	Royal Dutch Shell PLC ADR Class A	18,860,330
400,625	The Williams Cos., Inc.	12,731,862

		102,195,269

Personal Products – 0.6%
220,118	Unilever NV	12,804,264

Pharmaceuticals – 3.2%
201,384	Bristol-Myers Squibb Co.	11,458,750
93,652	Johnson & Johnson	12,429,493
167,499	Merck & Co., Inc.	10,699,836
1,074,382	Pfizer, Inc.	35,626,507

		70,214,586

Road & Rail – 0.3%
58,366	Union Pacific Corp.	6,009,363

Semiconductors & Semiconductor Equipment – 0.8%
53,510	Analog Devices, Inc.	4,227,825
84,863	Maxim Integrated Products, Inc.	3,856,175
119,695	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4,304,232
74,395	Texas Instruments, Inc.	6,054,265

		18,442,497

Software – 1.1%
121,519	Microsoft Corp.	8,834,431
282,973	Oracle Corp.	14,128,842

		22,963,273

Technology Hardware, Storage & Peripherals – 0.2%
22,402	Apple, Inc.	3,331,849

Tobacco – 0.5%
67,973	British American Tobacco PLC ADR	4,249,697
377,230	Japan Tobacco, Inc. ADR(a)	6,541,168

		10,790,865

Transportation Infrastructure – 0.6%
924,582	Atlantia SpA ADR	14,062,892

Wireless Telecommunication Services – 0.7%
520,120	Vodafone Group PLC ADR	15,437,162

TOTAL COMMON STOCKS (Cost $726,008,987)		$ 805,455,304

Shares	Rate	Value
Preferred Stocks – 2.2%
Banks – 0.2%
Wells Fargo & Co.
3,000	7.500%	$ 3,982,500

Consumer Finance(d)(e) – 0.3%
Morgan Stanley
183,597	6.375	5,289,430

Diversified Telecommunication Services(e) – 0.3%
Qwest Corp.(a)
43,276	6.500	1,090,988
Verizon Communications, Inc.
205,549	5.900	5,494,325

		6,585,313

Electric Utilities(d)(e) – 0.5%
SCE Trust III
377,865	5.750	10,901,405

Equity Real Estate Investment Trusts (REITs) – 0.5%
American Tower Corp.
50,994	5.500	6,103,982
Public Storage(e)
213,486	5.750	5,390,521

		11,494,503

Insurance(d)(e) – 0.1%
Delphi Financial Group, Inc.
143,849	4.372	2,733,131

Pharmaceuticals – 0.3%
Allergan PLC
6,239	5.500	5,577,728

TOTAL PREFERRED STOCKS — 2.2% (Cost $42,714,007)		$ 46,564,010

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – 47.7%
Airlines(f) – 0.1%
Air Canada Pass Through Trust Series 2013-1, Class B
$2,193,333	5.375%	11/15/22	$ 2,313,265

Automotive(e) – 0.9%
General Motors Co.
4,625,000	6.750	04/01/46	5,528,989
IHO Verwaltungs GmbH(f)(g)
14,000,000	4.500	09/15/23	14,297,500

			19,826,489

Banks – 4.1%
Ally Financial, Inc.
5,000,000	8.000	11/01/31	6,200,000
Bank of America Corp.(d)(e)
6,275,000	6.100	12/29/49	6,918,187
Barclays PLC(d)(e)
3,000,000	6.625	06/29/49	3,101,250

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
Citigroup, Inc.(d)(e)
	$7,000,000	6.250%	12/29/49	$ 7,848,750
CoBank ACB(d)(e)
	5,350,000	6.250	12/29/49	5,945,032
Credit Agricole SA(d)(e)(f)
	2,500,000	6.625	09/29/49	2,625,000
Credit Suisse Group AG(d)(e)(f)
	4,025,000	7.500	12/29/49	4,578,438
ING Groep NV(d)(e)
	4,275,000	6.000	12/29/49	4,424,625
	6,650,000	6.500	12/29/49	7,182,000
Intesa Sanpaolo SpA(f)
	10,000,000	5.017	06/26/24	10,200,000
JPMorgan Chase & Co.(d)(e)
	9,000,000	6.125	12/29/49	9,918,720
Lloyds Banking Group PLC(d)(e)
GBP	3,491,000	7.000	12/29/49	4,880,362
Royal Bank of Scotland Group PLC
	$2,975,000	6.000	12/19/23	3,310,268
UBS Group AG(d)(e)
	10,000,000	6.875	12/29/49	10,963,200

				88,095,832

Brokerage(e)(f) – 0.4%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
	4,000,000	5.250	03/15/22	4,135,000
	2,500,000	5.875	08/01/21	2,556,250
Rialto Holdings LLC/Rialto Corp.
	3,000,000	7.000	12/01/18	3,037,500

				9,728,750

Building Materials(e)(f) – 0.6%
BMC East LLC
	3,000,000	5.500	10/01/24	3,150,000
Builders FirstSource, Inc.
	4,000,000	5.625	09/01/24	4,200,000
Masonite International Corp.
	5,000,000	5.625	03/15/23	5,250,000

				12,600,000

Chemicals(e) – 0.8%
Ashland LLC
	5,435,000	6.875	05/15/43	5,924,150
NOVA Chemicals Corp.(f)
	4,350,000	5.250	06/01/27	4,371,750
	2,000,000	4.875	06/01/24	2,017,500
PQ Corp.(f)
	3,400,000	6.750	11/15/22	3,672,000
Valvoline, Inc.(f)
	1,950,000	5.500	07/15/24	2,067,000
				18,052,400

Construction Machinery(e) – 0.1%
Welbilt, Inc.
	2,650,000	9.500	02/15/24	3,074,000

Consumer Cyclical Services - Business(e) – 1.9%
DuPont Fabros Technology LP
	6,000,000	5.875	09/15/21	6,210,000

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Consumer Cyclical Services - Business(e) – (continued)
Equinix, Inc.
	$3,000,000	5.375%		04/01/23	$ 3,123,750
	8,000,000	5.750		01/01/25	8,600,000
	5,210,000	5.375		05/15/27	5,626,800
First Data Corp.(f)
	7,000,000	5.750		01/15/24	7,376,250
WEX, Inc.(f)
	10,001,000	4.750		02/01/23	10,088,509

					41,025,309

Consumer Products(e) – 0.4%
Spectrum Brands, Inc.
	8,835,000	6.625		11/15/22	9,232,575

Electric(e) – 1.0%
Dynegy, Inc.
	6,020,000	6.750		11/01/19	6,253,275
	3,000,000	7.375		11/01/22	3,022,500
EDP - Energias de Portugal SA(d)
EUR	3,100,000	5.375		09/16/75	4,054,742
Electricite de France SA(d)
	$2,500,000	5.250	(f)	01/29/49	2,584,375
EUR	3,000,000	5.000		01/22/49	3,849,328
NRG Energy, Inc.
	$996,000	7.875		05/15/21	1,025,880
Puget Sound Energy, Inc.(d)
	550,000	6.974		06/01/67	528,000

					21,318,100

Energy – 2.6%
AmeriGas Partners LP/AmeriGas Finance Corp.(e)
	4,000,000	5.875		08/20/26	4,090,000
Antero Resources Corp.(e)
	6,000,000	5.125		12/01/22	6,075,000
	3,000,000	5.625		06/01/23	3,105,000
Apache Corp.(e)
	2,575,000	4.250		01/15/44	2,436,869
	2,525,000	4.750		04/15/43	2,568,321
Carrizo Oil & Gas, Inc.(e)
	5,000,000	7.500		09/15/20	5,075,000
Chesapeake Energy Corp.(f)
	3,000,000	8.000	(e)	01/15/25	3,022,500
	2,000,000	5.500		09/15/26	1,890,000
Halcon Resources Corp.(e)(f)
	4,500,000	6.750		02/15/25	4,601,250
Laredo Petroleum, Inc.(e)
	4,000,000	5.625		01/15/22	4,040,000
MEG Energy Corp.(e)(f)
	3,000,000	6.375		01/30/23	2,512,500
Nexen Energy ULC
	50,000	7.500		07/30/39	71,625
	5,000	6.400		05/15/37	6,319
Noble Holding International Ltd.(e)
	7,000,000	7.750		01/15/24	5,538,750
Range Resources Corp.(e)(f)
	5,250,000	5.875		07/01/22	5,407,500
Weatherford International Ltd.
	5,000,000	6.500		08/01/36	4,400,000
	1,000,000	5.875		07/01/21	1,061,250

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy – (continued)
Whiting Petroleum Corp.
$1,000,000	1.250%		04/01/20	$ 863,125

				56,765,009

Financial Co. - Non Captive – 2.0%
CURO Financial Technologies Corp.(e)(f)
5,950,000	12.000		03/01/22	6,292,125
HRG Group, Inc.(e)
8,075,000	7.875		07/15/19	8,246,594
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(e)
5,000,000	6.250		02/01/22	5,200,000
Nationstar Mortgage LLC/Nationstar Capital Corp.(e)
6,000,000	6.500		07/01/21	6,135,000
3,000,000	6.500		08/01/18	3,003,750
Navient Corp.
4,000,000	5.875		03/25/21	4,228,736
3,000,000	5.500		01/15/19	3,117,183
3,000,000	5.500		01/25/23	3,069,954
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.(e)(f)
4,000,000	4.500		03/15/27	4,189,088

				43,482,430

Food & Beverage – 1.6%
Anheuser-Busch InBev Finance, Inc.(e)
5,000,000	4.900		02/01/46	5,615,345
Cott Beverages, Inc.(e)
10,000,000	5.375		07/01/22	10,412,500
Pernod-Ricard SA(f)
4,000,000	5.500		01/15/42	4,739,760
Post Holdings, Inc.(e)(f)
8,000,000	5.500		03/01/25	8,410,000
Sysco Corp.(e)
5,000,000	4.850		10/01/45	5,540,565

				34,718,170

Gaming – 0.5%
MGM Resorts International
9,750,000	6.750		10/01/20	10,822,500

Health Care – 3.4%
CHS/Community Health Systems, Inc.(e)
6,000,000	6.875		02/01/22	5,145,000
DaVita, Inc.(e)
10,000,000	5.000		05/01/25	10,150,000
HCA, Inc.
10,000,000	4.750		05/01/23	10,525,000
15,000,000	5.000		03/15/24	15,922,500
10,000,000	5.875	(e)	02/15/26	10,900,000
MPT Operating Partnership LP/MPT Finance Corp.(e)
6,000,000	6.375		03/01/24	6,540,000
Tenet Healthcare Corp.
6,950,000	5.125	(e)(f)	05/01/25	6,984,750
3,000,000	8.125		04/01/22	3,217,500
3,095,000	7.500	(e)(f)	01/01/22	3,350,338

				72,735,088

Health Care - Medical Products(e) – 0.3%
Becton Dickinson & Co.
6,575,000	3.700		06/06/27	6,668,003

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Health Care - Pharmaceuticals(e) – 1.4%
Endo Dac/Endo Finance LLC/Endo Finco, Inc.(f)
	$4,000,000	6.000%		07/15/23	$ 3,470,000
	5,000,000	6.000		02/01/25	4,225,000
Mylan NV
	10,000,000	3.950		06/15/26	10,199,590
Valeant Pharmaceuticals International, Inc.(f)
	8,000,000	6.375		10/15/20	7,780,000
	1,950,000	6.500		03/15/22	2,057,250
	2,400,000	7.000		03/15/24	2,556,000

					30,287,840

Health Care - Services(e) – 0.2%
Centene Corp.
	3,000,000	6.125		02/15/24	3,262,500

Home Construction – 0.3%
CBRE Services, Inc.(e)
	4,000,000	5.250		03/15/25	4,399,192
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
	3,000,000	4.375		06/15/19	3,082,500

					7,481,692

Media - Cable – 5.3%
Altice Financing SA(e)(f)
	4,425,000	6.625		02/15/23	4,690,500
Altice Finco SA(e)(f)
	2,000,000	8.125		01/15/24	2,170,000
Altice US Finance I Corp.(e)(f)
	5,450,000	5.500		05/15/26	5,756,562
CCO Holdings LLC/CCO Holdings Capital Corp.(e)
	7,000,000	5.375		05/01/25	7,428,750
	4,000,000	5.875	(f)	05/01/27	4,295,000
	6,020,000	5.750	(f)	02/15/26	6,456,450
Charter Communications Operating LLC/Charter Communications Operating Capital(e)
	3,000,000	6.384		10/23/35	3,509,784
	13,000,000	6.484		10/23/45	15,324,452
Comcast Corp.(e)
	3,000,000	4.600		08/15/45	3,275,100
DISH DBS Corp.
	8,680,000	5.875		11/15/24	9,406,950
	1,500,000	7.750		07/01/26	1,796,250
SFR Group SA(e)(f)
	17,000,000	6.000		05/15/22	17,722,500
UPCB Finance IV Ltd.(e)(f)
	10,000,000	5.375		01/15/25	10,412,500
Videotron Ltd.(e)(f)
	13,000,000	5.375		06/15/24	13,845,000
Virgin Media Secured Finance PLC(e)
GBP	4,000,000	4.875		01/15/27	5,503,114
Ziggo Bond Finance BV(e)(f)
	$3,000,000	5.875		01/15/25	3,090,000

					114,682,912

Media - Non Cable – 3.7%
21st Century Fox America, Inc.
	5,025,000	6.150		02/15/41	6,363,635

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Media - Non Cable – (continued)
Clear Channel Worldwide Holdings, Inc.(e)
	$4,000,000	6.500%	11/15/22	$ 4,120,000
Gray Television, Inc.(e)(f)
	3,000,000	5.125	10/15/24	3,060,000
iHeartCommunications, Inc.(e)
	4,000,000	11.250	03/01/21	3,050,000
Nielsen Finance LLC/Nielsen Finance Co.(e)(f)
	8,000,000	5.000	04/15/22	8,230,000
SBA Communications Corp.(e)
	15,016,000	4.875	07/15/22	15,541,560
	6,000,000	4.875	09/01/24	6,210,000
Sirius XM Radio, Inc.(e)(f)
	15,000,000	6.000	07/15/24	16,162,500
Univision Communications, Inc.(e)(f)
	12,000,000	5.125	05/15/23	12,225,000
WMG Acquisition Corp.(e)(f)
	4,251,000	5.625	04/15/22	4,431,667

				79,394,362

Metals & Mining – 0.6%
ArcelorMittal
	2,000,000	7.500	10/15/39	2,347,500
First Quantum Minerals Ltd.(e)(f)
	4,000,000	7.250	04/01/23	4,120,000
	1,500,000	7.500	04/01/25	1,539,750
Glencore Finance Canada Ltd.(f)
	5,000,000	5.550	10/25/42	5,410,250

				13,417,500

Mining(e)(f) – 0.4%
Cliffs Natural Resources, Inc.
	9,200,000	5.750	03/01/25	8,970,000

Packaging(e)(f) – 0.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
	3,834,000	7.250	05/15/24	4,236,570
	5,400,000	6.000	02/15/25	5,764,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
	2,250,000	5.125	07/15/23	2,359,688

				12,360,758

Pipelines – 2.3%
DCP Midstream Operating LP(f)
	5,000,000	6.750	09/15/37	5,412,500
Energy Transfer Partners LP
	235,000	6.625	10/15/36	269,040
Enterprise Products Operating LLC(d)(e)
	3,000,000	4.877	08/01/66	3,012,000
	1,000,000	3.979	06/01/67	966,250
Genesis Energy LP/Genesis Energy Finance Corp.(e)
	5,200,000	6.000	05/15/23	5,161,000
Kinder Morgan Energy Partners LP
	8,000,000	7.300	08/15/33	9,740,440
NGPL PipeCo LLC(e)(f)
	1,315,000	4.375	08/15/22	1,351,163
Plains All American Pipeline LP/PAA Finance Corp.(e)
	5,250,000	3.600	11/01/24	5,147,026
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(e)(f)
	5,000,000	5.125	02/01/25	5,143,750

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Pipelines – (continued)
The Williams Cos., Inc.
$9,000,000	7.500%	01/15/31	$ 10,692,495
Williams Partners LP
2,345,000	6.300	04/15/40	2,747,756

			49,643,420

Property/Casualty Insurance – 0.0%
Transatlantic Holdings, Inc.
75,000	8.000	11/30/39	102,362

Real Estate(e) – 0.2%
VEREIT Operating Partnership LP
4,000,000	4.125	06/01/21	4,171,424

Retailers – 0.8%
Amazon.com, Inc.(e)
5,000,000	4.950	12/05/44	5,865,115
JC Penney Corp., Inc.(h)
6,000,000	7.400	04/01/37	4,770,000
L Brands, Inc.
3,000,000	6.875	11/01/35	2,880,000
Restoration Hardware Holdings, Inc.(f)(i)
3,000,000	0.000	06/15/19	2,666,250
The Neiman Marcus Group, Inc.
1,500,000	7.125	06/01/28	1,027,500

			17,208,865

Retailers - Food & Drug(e) – 0.4%
CVS Health Corp.
3,000,000	5.125	07/20/45	3,442,710
Rite Aid Corp.
6,000,000	6.750	06/15/21	6,202,500

			9,645,210

Technology(e) – 1.2%
Broadcom Corp./Broadcom Cayman Finance Ltd.(f)
7,050,000	3.875	01/15/27	7,235,944
Hewlett Packard Enterprise Co.
3,000,000	6.200	10/15/35	3,256,272
Seagate HDD Cayman
5,000,000	5.750	12/01/34	4,623,310
Symantec Corp.(f)
6,000,000	5.000	04/15/25	6,283,050
VeriSign, Inc.
4,000,000	5.250	04/01/25	4,265,000

			25,663,576

Technology - Hardware – 1.5%
Alcatel-Lucent USA, Inc.
3,000,000	6.450	03/15/29	3,438,750
Dell International LLC/EMC Corp.(e)(f)
4,000,000	8.100	07/15/36	5,043,616
Micron Technology, Inc.(e)
5,400,000	7.500	09/15/23	6,023,106
NCR Corp.(e)
5,000,000	5.875	12/15/21	5,187,500
Nokia OYJ
1,300,000	4.375	06/12/27	1,332,683

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Technology - Hardware – (continued)
Qorvo, Inc.(e)
$4,000,000	6.750%		12/01/23	$ 4,385,000
Western Digital Corp.(e)(f)
6,000,000	7.375		04/01/23	6,585,000

				31,995,655

Technology - Software(e) – 0.8%
BMC Software Finance, Inc.(f)
8,000,000	8.125		07/15/21	8,280,000
Infor US, Inc.
5,000,000	6.500		05/15/22	5,200,000
Nuance Communications, Inc.(f)
3,000,000	5.625		12/15/26	3,195,000

				16,675,000

Tobacco(e) – 0.6%
Reynolds American, Inc.
10,000,000	5.850		08/15/45	12,150,330

Wireless Telecommunications – 4.6%
Digicel Group Ltd.(e)(f)
3,800,000	8.250		09/30/20	3,623,808
Intelsat Jackson Holdings SA(e)
7,000,000	7.250		10/15/20	6,720,000
10,000,000	8.000	(f)	02/15/24	10,862,500
SoftBank Group Corp.
10,000,000	4.500	(f)	04/15/20	10,300,000
7,500,000	6.000	(e)	07/30/25	8,118,750
Sprint Communications, Inc.
2,000,000	6.000		11/15/22	2,115,000
Sprint Corp.
16,000,000	7.875		09/15/23	18,120,000
7,500,000	7.125		06/15/24	8,250,000
T-Mobile USA, Inc.(e)
7,000,000	6.625		04/01/23	7,402,500
2,000,000	6.375		03/01/25	2,167,500
10,550,000	6.500		01/15/26	11,750,063
3,950,000	4.000		04/15/22	4,112,938
Wind Acquisition Finance SA(e)(f)
3,000,000	7.375		04/23/21	3,120,000
2,425,000	4.750		07/15/20	2,452,281

				99,115,340

Wirelines Telecommunications – 2.1%
AT&T, Inc.(e)
6,300,000	4.750		05/15/46	6,049,695
Frontier Communications Corp.
6,004,000	8.500		04/15/20	6,109,070
Telecom Italia Capital SA
3,000,000	7.721		06/04/38	3,825,000
Telecom Italia SpA(f)
10,000,000	5.303		05/30/24	11,000,000
Telefonica Emisiones SAU
6,000,000	4.103		03/08/27	6,276,666
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC(e)(f)
3,600,000	6.000		04/15/23	3,721,500
Verizon Communications, Inc.
2,500,000	4.862		08/21/46	2,457,697
2,500,000	4.672		03/15/55	2,297,050

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Wirelines Telecommunications – (continued)
Windstream Services LLC(e)
$5,000,000	7.750%	10/01/21	$ 4,462,500

			46,199,178

TOTAL CORPORATE OBLIGATIONS (Cost $980,333,777)			$1,032,885,844

Mortgage-Backed Obligations – 0.0%
Collateralized Mortgage Obligations – 0.0%
Adjustable Rate Non-Agency(d) – 0.0%
Countrywide Alternative Loan Trust Series 2005-31, Class 2A1
$115,390	1.816%	08/25/35	$ 101,981
Countrywide Alternative Loan Trust Series 2005-38, Class A3
109,763	1.916	09/25/35	99,737
JPMorgan Alternative Loan Trust Series 2005-A2, Class 1A1
89,736	1.476	01/25/36	87,170
Merrill Lynch Alternative Note Asset Trust Series 2007-OAR3, Class A1
326,568	1.406	07/25/47	272,502
Structured Adjustable Rate Mortgage Loan Trust Series 2004-06, Class 3A2
95,875	3.351	06/25/34	96,065
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
44,714	3.416	08/25/33	44,802

			702,257

Interest Only(j) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
672	5.250	07/25/33	7
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(d)
9,125	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(d)
9,404	0.000	08/25/33	—
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(d)
29,255	0.123	08/25/33	165
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(d)
4,390	0.320	07/25/33	81

			253

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $557,170)			$ 702,510

Asset-Backed Securities(d) – 0.0%
Home Equity – 0.0%
Countrywide Home Equity Loan Trust Series 2004-N, Class 2A
$32,144	1.439%	02/15/34	$ 29,723

TOTAL ASSET-BACKED SECURITIES (Cost $32,167)			$ 29,723

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(k) – 7.5%
Aerospace – 0.3%
Transdigm, Inc.
$5,528,786	4.234%	02/28/20	$ 5,547,473
1,944,862	4.296	06/04/21	1,952,641

			7,500,114

Chemicals – 0.2%
Axalta Coating Systems US Holdings Inc.
3,531,219	3.296	06/01/24	3,544,814

Energy – 0.2%
American Energy - Marcellus LLC
1,075,000	8.724	08/04/21	76,594
Magnum Hunter Resources, Inc.
405,745	8.179	05/06/19	405,745
MEG Energy Corp.
2,838,868	4.733	12/31/23	2,822,913

			3,305,252

Energy - Coal – 0.2%
Murray Energy Corp.
3,415,925	8.250	04/16/20	3,317,717

Environmental – 0.3%
Advanced Disposal Services, Inc.
2,256,224	3.944	11/10/23	2,273,507
EnergySolutions LLC
4,522,387	6.990	05/29/20	4,567,611

			6,841,118

Financial Co. - Non Captive – 0.4%
Victory Capital Management, Inc.
4,429,011	6.250	10/29/21	4,481,627
4,429,011	8.796	10/31/21	4,481,628

			8,963,255

Food & Beverage – 0.4%
Shearer’s Foods, Inc.
1,748,375	5.546	06/30/21	1,752,746
1,974,619	5.234	06/30/21	1,972,981
1,420,000	8.046	06/30/22	1,370,300
US Foods, Inc.
4,169,291	3.990	06/27/23	4,198,518

			9,294,545

Health Care - Pharmaceuticals – 0.3%
Valeant Pharmaceuticals International, Inc.
7,219,406	5.980	04/01/22	7,353,109

Health Care - Services – 0.5%
Sedgwick Claims Management Services, Inc.
5,695,000	6.984	02/28/22	5,751,950

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans (k) – (continued)
Health Care - Services – (continued)
U.S. Renal Care, Inc.
$4,112,375	0.000%	12/31/22	$ 4,033,541

			9,785,491

Home Construction – 0.1%
Builders FirstSource, Inc.
3,217,323	4.296	02/29/24	3,224,852

Media - Broadcasting & Radio – 0.3%
Getty Images, Inc.
7,952,845	4.796	10/18/19	7,392,170

Media - Cable – 0.1%
CSC Holdings LLC
1,751,080	3.478	07/17/25	1,747,140

Metals & Mining – 0.1%
Hi Crush Partners LP
1,319,318	5.046	04/28/21	1,275,622

Noncaptive - Financial – 0.2%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l.
5,425,000	3.978	03/20/22	5,420,769

Packaging – 0.1%
SIG Combibloc U.S. Acquisition, Inc.
1,917,027	4.234	03/13/22	1,929,603

Restaurants – 0.2%
1011778 B.C. Unlimited Liability Co.
3,311,192	3.397	02/16/24	3,309,404

Retailers – 0.6%
Neiman Marcus Group Ltd., Inc.
9,277,452	4.474	10/25/20	6,844,718
PetSmart, Inc.
6,181,091	4.230	03/11/22	5,838,226
True Religion Apparel, Inc.
4,197,750	0.000	07/30/19	1,115,888

			13,798,832

Retailers - Food & Drug – 0.3%
BJ’s Wholesale Club, Inc.
3,940,125	4.968	02/03/24	3,852,378
Rite Aid Corp.
1,750,000	5.115	06/21/21	1,756,563

			5,608,941

Services Cyclical - Business Services – 0.7%
Equinix, Inc.
4,087,952	3.734	01/06/23	4,103,282
First Data Corp.
3,027,912	3.727	04/26/24	3,044,142
4,306,101	3.477	07/08/22	4,317,642
Global Payments, Inc.
901,504	3.234	04/22/23	904,244

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans (k) – (continued)
Services Cyclical - Business Services – (continued)
Sabre, Inc.
$2,713,404	3.984%	02/22/24	$ 2,733,754

			15,103,064

Technology - Software/Services – 1.9%
Ancestry.com Operations, Inc.
5,247,000	4.480	10/19/23	5,287,979
Aspect Software, Inc.
5,423,767	11.233	05/25/20	5,240,715
Avast Software BV
2,194,102	4.546	09/29/23	2,212,905
BMC Software Finance, Inc.
6,695,443	5.234	09/10/22	6,736,754
Infor (US), Inc.
3,201,261	4.046	02/01/22	3,201,838
MA FinanceCo. LLC
5,688,598	3.811	11/19/21	5,687,403
580,402	3.979	06/21/24	580,582
Micron Technology, Inc.
3,267,000	3.800	04/26/22	3,295,096
Renaissance Learning, Inc.
147,048	8.296	04/11/22	146,558
Seattle Spinco, Inc.
3,919,598	4.030	06/21/24	3,920,813
SS&C Technologies, Inc.
4,736,718	3.484	07/08/22	4,762,629

			41,073,272

Wireless Telecommunications – 0.1%
Intelsat Jackson Holdings SA
3,000,000	3.750	06/30/19	2,989,980

TOTAL BANK LOANS (Cost $168,544,758)			$ 162,779,064

U.S. Treasury Obligation(l) – 2.4%
United States Treasury Note
$53,230,000	1.375%	09/30/20	$ 52,941,493
(Cost $53,554,473)

Shares	Distribution Rate	Value
Investment Companies(d)(m) – 2.3%
Goldman Sachs Financial Square Government Fund - Institutional Shares
45,545,321	0.895%	$ 45,545,321
Goldman Sachs High Yield Fund – Institutional Shares
495,591	0.030	3,285,767

TOTAL INVESTMENT COMPANIES (Cost $49,114,145)		$ 48,831,088

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 0.5%
Certificates of Deposit – 0.4%
Credit Suisse New York
$2,500,000	1.690%	09/28/17	$ 2,501,618
Commercial Paper(i) – 0.1%
CBS Corp.
2,100,000	0.000	09/28/17	2,094,910
VW Cr, Inc.(i)
6,200,000	0.000	08/17/17	6,195,775

TOTAL SHORT-TERM INVESTMENTS (Cost $10,791,139)			$ 10,792,303

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $2,031,650,623)			$2,160,981,339

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(d)(m) – 0.2%
Goldman Sachs Financial Square Government Fund - Institutional Shares
5,198,017	0.895%	$ 5,198,017
(Cost $5,198,017)

TOTAL INVESTMENTS — 100.0% (Cost $2,036,848,640)		$2,166,179,356

Principal Amount	Interest Rate	Maturity Date	Value
Reverse Repurchase Agreements – (1.2)%
Barclays Reverse Repurchase Agreement
$(4,543,750)	1.750%	06/03/18	$ (4,543,750)
(1,585,000)	2.000	08/01/18	(1,585,000)
(3,590,625)	0.750	06/20/19	(3,590,625)
(3,590,625)	1.125	06/20/18	(3,590,625)
(4,543,750)	1.500	06/02/18	(4,543,750)
(3,590,625)	1.500	06/21/18	(3,590,625)
Citigroup Reverse Repurchase Agreement
(5,325,000)	0.000	07/11/18	(5,325,000)

TOTAL REVERSE REPURCHASE AGREEMENTS (Cost $(26,769,375))			$ (26,769,375)

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%			248,095

NET ASSETS – 100.0%			$2,166,427,451

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is on loan.

(b)	Security is currently in default and/or non-income producing.

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

(c)	Restricted securities are not registered under the Securities Act of 1933and are subject to legal restrictions on sale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $2,288,634 which represents approximately 0.1% of net assets as of July 31, 2017. See additional details below :

Restricted Security	Acquisition Date	Cost
Blue Ridge Mountain Resources, Inc.	05/06/16 - 08/18/16	$2,595,080

(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on July 31, 2017.

(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $401,233,197, which represents approximately 18.5% of net assets as of July 31, 2017.

(g)	Pay-in-kind securities.

(h)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at July 31, 2017.

(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(j)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(k)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on July 31, 2017. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(l)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(m)	Represents Affiliated Funds.

Currency Abbreviations:
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

Investment Abbreviations:
ADR	— American Depositary Receipt
LLC	— Limited Liability Company
LP	— Limited Partnership
PLC	— Public Limited Company

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At July 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Westpac Banking Corp.	USD	7,781,528	EUR	6,878,000	$8,153,522	08/24/17	$(371,993)
Citibank NA	USD	9,273,373	GBP	7,268,132	9,592,865	08/10/17	(319,493)

TOTAL							$(691,486)

FUTURES CONTRACTS — At July 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Ultra Long U.S. Treasury Bonds	(422)	September 2017	$(69,419,000)	$(659,805)
U.S. Long Bonds	(136)	September 2017	(20,803,750)	(71,255)
2 Year U.S. Treasury Notes	(595)	September 2017	(128,724,531)	15,851
5 Year U.S. Treasury Notes	58	September 2017	6,852,609	14,306
10 Year U.S. Treasury Notes	(45)	September 2017	(5,665,078)	1,262

TOTAL				$(699,641)

WRITTEN OPTIONS CONTRACTS — At July 31, 2017, the Fund had the following written options:

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value

Morgan Stanley & Co.
International PLC	Call - S&P 500 Index	41,036	08/04/17	$2,475	$(233,979)
	Call - S&P 500 Index	41,770	08/25/17	2,520	(60,851)
UBS AG (London)	Call - S&P 500 Index	41,500	08/11/17	2,500	(56,040)
	Call - S&P 500 Index	41,623	08/18/17	2,520	(32,529)

TOTAL (Premium Received $324,577)		165,929			$(383,399)

OPTIONS ON EQUITIES CONTRACTS — For the period ended July 31, 2017, the Fund had the following written equity options activity:

	Contracts	Premiums Received

Contracts Outstanding October 31, 2016	190,527	$438,228

Contracts Written	1,773,436	4,457,319
Contracts Expired	(1,359,821)	(3,395,203)
Contracts Assigned	(195,900)	(512,194)
Contracts bought back	(242,313)	(663,573)

Contracts Outstanding July 31, 2017	165,929	$324,577

TAX INFORMATION — At July 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$2,039,174,650

Gross unrealized gain	154,857,764
Gross unrealized loss	(27,853,058)

Net unrealized security gain	$127,004,706

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 98.1%
Aerospace & Defense – 6.1%
210,000	General Dynamics Corp.	$ 41,229,300
255,000	Raytheon Co.	43,801,350
340,000	United Technologies Corp.	40,313,800

		125,344,450

Banks – 1.7%
800,000	Bank of the Ozarks, Inc.	34,520,000

Biotechnology – 2.5%
305,000	Shire PLC ADR	51,099,700

Capital Markets – 5.5%
370,880	Ameriprise Financial, Inc.	53,733,094
100,000	FactSet Research Systems, Inc.	16,722,000
770,000	SEI Investments Co.	43,512,700

		113,967,794

Chemicals – 6.5%
150,000	Albemarle Corp.	17,370,000
315,000	Ecolab, Inc.	41,476,050
290,000	Monsanto Co.	33,877,800
120,000	The Sherwin-Williams Co.	40,472,400

		133,196,250

Communications Equipment – 2.1%
385,000	Harris Corp.	44,070,950

Energy Equipment & Services(a) – 0.4%
160,000	Helmerich & Payne, Inc.	8,099,200

Equity Real Estate Investment Trusts (REITs) – 0.7%
135,000	Digital Realty Trust, Inc.	15,570,900

Food & Staples Retailing – 8.2%
295,000	Casey’s General Stores, Inc.	31,491,250
360,000	Costco Wholesale Corp.	57,063,600
180,000	CVS Health Corp.	14,387,400
825,000	Wal-Mart Stores, Inc.	65,991,750

		168,934,000

Food Products – 1.7%
1,000,000	Hormel Foods Corp.	34,170,000

Health Care Equipment & Supplies – 3.3%
260,000	Becton Dickinson & Co.	52,364,000
197,150	STERIS PLC	16,136,728

		68,500,728

Health Care Providers & Services – 1.6%
420,000	Cardinal Health, Inc.	32,449,200

Industrial Conglomerates – 2.0%
180,000	Roper Technologies, Inc.	41,842,800

Insurance – 2.1%
235,000	Chubb Ltd.	34,418,100

Shares	Description	Value
Common Stocks – (continued)
Insurance – (continued)
100,000	The Hanover Insurance Group, Inc.	$ 9,486,000

		43,904,100

Internet Software & Services – 2.3%
1,175,000	Tencent Holdings Ltd. ADR	46,953,000

IT Services – 2.3%
405,000	Automatic Data Processing, Inc.	48,158,550

Leisure Products(a) – 2.0%
470,000	Polaris Industries, Inc.	42,140,200

Machinery – 3.6%
345,000	Illinois Tool Works, Inc.	48,544,950
160,000	Parker-Hannifin Corp.	26,556,800

		75,101,750

Oil, Gas & Consumable Fuels – 22.9%
485,000	Andeavor Logistics LP	25,283,050
750,000	Antero Midstream Partners LP	26,017,500
285,000	Buckeye Partners LP	18,066,150
825,000	Canadian Natural Resources Ltd.	25,245,000
210,000	Dominion Energy Midstream Partners LP	5,880,000
1,025,000	Enable Midstream Partners LP	14,770,250
100,000	Energy Transfer Equity LP	1,767,000
1,600,000	Energy Transfer Partners LP	33,104,000
890,000	EnLink Midstream Partners LP	14,711,700
1,555,000	Enterprise Products Partners LP	42,296,000
345,000	EQT Midstream Partners LP	26,816,850
690,000	Genesis Energy LP	20,838,000
350,000	Magellan Midstream Partners LP	24,416,000
125,000	MPLX LP	4,543,750
470,000	Occidental Petroleum Corp.	29,107,100
635,000	Phillips 66 Partners LP	31,915,100
525,000	Spectra Energy Partners LP	23,730,000
850,000	Suncor Energy, Inc.	27,727,000
493,800	Tallgrass Energy GP LP	12,814,110
415,000	Tallgrass Energy Partners LP	21,214,800
143,500	Valero Energy Partners LP	6,404,405
225,000	Western Gas Equity Partners LP	9,510,750
380,000	Western Gas Partners LP	19,733,400
150,000	Williams Partners LP	6,214,500

		472,126,415

Pharmaceuticals – 2.4%
400,000	Novo Nordisk A/S ADR	16,960,000
1,000,000	Roche Holding AG ADR	31,703,000

		48,663,000

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Road & Rail – 2.9%
305,000	Canadian National Railway Co.	$ 24,101,100
340,000	Union Pacific Corp.	35,006,400

		59,107,500

Semiconductors & Semiconductor Equipment – 4.0%
710,000	Texas Instruments, Inc.	57,779,800
380,000	Xilinx, Inc.	24,038,800

		81,818,600

Software – 3.9%
1,100,000	Microsoft Corp.	79,970,000

Specialty Retail – 4.5%
100,000	Aaron’s, Inc.	4,628,000
730,000	Ross Stores, Inc.	40,383,600
675,000	The TJX Cos., Inc.	47,459,250

		92,470,850

Textiles, Apparel & Luxury Goods – 2.9%
1,000,000	NIKE, Inc. Class B	59,050,000

TOTAL COMMON STOCKS (Cost $1,623,964,437)		$2,021,229,937

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 1.3%
Repurchase Agreements – 1.3%
Joint Repurchase Agreement Account II
$27,800,000	1.052%	08/01/17	$ 27,800,000
(Cost $27,800,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $1,651,764,437)			$2,049,029,937

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 2.4%
Goldman Sachs Financial Square Government Fund - Institutional Shares
50,048,000	0.895%	$ 50,048,000
(Cost $50,048,000)

TOTAL INVESTMENTS – 101.8% (Cost $1,701,812,437)		$2,099,077,937

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.8)%		(38,113,389)

NET ASSETS – 100.0%		$2,060,964,548

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on July 31, 2017. Additional information appears in the Notes to the Schedule of Investments section.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on July 31, 2017.

(d)	Represents an Affiliated Fund.

Investment Abbreviations:
ADR	— American Depositary Receipt
GP	— General Partnership
LP	— Limited Partnership
PLC	— Public Limited Company

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At July 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$1,702,440,467

Gross unrealized gain	451,737,484
Gross unrealized loss	(55,100,014)

Net unrealized security gain	$396,637,470

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — The accounting principles generally accepted in the United States of America (“GAAP”) defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Income Builder Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Option Contracts — When a fund writes call or put option contracts, an equal amount to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts. Upon the purchase of a call option or a put option by a Fund, the premium is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for both repurchase and reverse repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximate fair value, and are generally classified as Level 2 of the fair value hierarchy.

Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at a mutually agreed upon date and price (including interest), under the terms of an MRA. The gross value of reverse repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

When a Fund enters into a reverse repurchase agreement, it is required to deliver securities as collateral to the counterparty that exceed the value of the reverse repurchase agreement. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, a Fund will be obligated to deliver additional collateral to the buyer. If the buyer defaults on its commitment to sell back the securities, a Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that the Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to a Fund.

Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

Securities Lending — The Income Builder Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Rising Dividend Growth Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying an amount equal to the market value of the securities loaned minus the value of the cash collateral received from the borrower for the loan, subject to the exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements collateralized by common stocks which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of July 31, 2017 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of July 31, 2017:

INCOME BUILDER

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks(a)
North America	$678,010,446	$2,288,634	$—
Europe	108,294,040	6,016,784	—
Asia	10,845,400	—	—
Preferred Stocks(a)	—	46,564,010	—
Fixed Income
Corporate Obligations	—	1,032,885,844	—
Mortgage-Backed Obligations	—	702,510	—
Asset-Backed Securities	—	29,723	—
Bank Loans	—	155,707,255	7,071,809
U.S. Treasury Obligations	52,941,493	—	—
Investment Companies	48,831,088	—	—
Short-term Investments	—	10,792,303	—
Securities Lending Reinvestment Vehicle	5,198,017	—	—
Total	$904,120,484	$1,254,987,063	$7,071,809
Liabilities
Reverse Repurchase Agreements	$—	$(26,769,375)	$—

Derivative Type
Assets(b)
Futures Contracts	$31,419	$—	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(691,486)	$—
Futures Contracts(b)	(731,060)	—	—
Written Options Contracts	—	(383,399)	—
Total	$(731,060)	$(1,074,885)	$—

RISING DIVIDEND GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks(a)
North America	$1,875,059,109	$—	$—
Europe	99,217,828	—	—
Asia	46,953,000	—	—
Short-term Investments	—	27,800,000	—
Securities Lending Reinvestment Vehicle	50,048,000	—	—
Total	$2,071,277,937	$27,800,000	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for international equity securities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At July 31, 2017, the Rising Dividend Growth Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of August 1, 2017, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Rising Dividend Growth	$27,800,000	$27,800,812	$28,356,265

REPURCHASE AGREEMENTS — At July 31, 2017 the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Rising Dividend Growth
Citigroup Global Markets, Inc.	1.060%	$4,212,242
Merrill Lynch & Co., Inc.	1.050	23,587,758
TOTAL		$27,800,000

At July 31, 2017, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	2.140% to 3.24%	06/09/26 to 01/10/30
Federal Home Loan Banks	1.000 to 3.650	09/27/17 to 02/22/41
Federal Home Loan Mortgage Corp.	3.000 to 10.500	08/01/18 to 07/01/48
Government National Mortgage Association	2.500 to 5.000	07/20/32 to 06/20/47
United States Treasury Notes	1.625	11/15/22
United States Treasury Strip Coupon	0.000	02/15/19 to 02/15/47

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, such Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — Goldman Sachs Rising Dividend Growth Fund is a non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 97.3%
Aerospace & Defense – 3.6%
64,908	Raytheon Co.	$ 11,149,247
199,830	Spirit AeroSystems Holdings, Inc. Class A	12,075,727
144,075	The Boeing Co.	34,932,425

		58,157,399

Airlines – 1.3%
73,632	JetBlue Airways Corp.*	1,614,750
338,544	Southwest Airlines Co.	18,792,577

		20,407,327

Auto Components – 2.7%
251,909	BorgWarner, Inc.	11,774,227
165,653	Delphi Automotive PLC	14,978,344
113,376	Lear Corp.	16,801,189

		43,553,760

Banks – 1.0%
455,453	Citizens Financial Group, Inc.	15,977,291

Beverages – 1.4%
181,892	Molson Coors Brewing Co. Class B	16,184,750
35,130	PepsiCo, Inc.	4,096,510
47,092	The Coca-Cola Co.	2,158,697

		22,439,957

Biotechnology – 7.1%
135,325	Alexion Pharmaceuticals, Inc.*	18,585,535
118,900	Amgen, Inc.	20,749,239
82,474	Biogen, Inc.*	23,883,646
11,136	BioMarin Pharmaceutical, Inc.*	976,961
126,468	Bioverativ, Inc.*	7,837,222
210,768	Celgene Corp.*	28,540,095
195,624	Exelixis, Inc.*	5,303,367
52,228	Vertex Pharmaceuticals, Inc.*	7,929,255

		113,805,320

Building Products – 1.4%
78,221	Allegion PLC	6,354,674
423,190	Masco Corp.	16,136,235

		22,490,909

Capital Markets – 0.9%
2,480	MarketAxess Holdings, Inc.	503,167
85,894	S&P Global, Inc.	13,192,460

		13,695,627

Chemicals – 0.6%
26,584	Celanese Corp. Series A	2,556,583
187,696	Huntsman Corp.	4,996,468
58,856	The Chemours Co.	2,802,134

		10,355,185

Shares	Description	Value
Common Stocks – (continued)
Communications Equipment – 1.7%
118,725	ARRIS International PLC*	$ 3,319,551
130,259	F5 Networks, Inc.*	15,728,774
69,957	Harris Corp.	8,007,978

		27,056,303

Containers & Packaging – 1.6%
444,338	Graphic Packaging Holding Co.	5,860,819
293,829	Owens-Illinois, Inc.*	7,022,513
281,071	Sealed Air Corp.	12,229,399

		25,112,731

Diversified Financial Services – 0.2%
94,637	Leucadia National Corp.	2,463,401

Electrical Equipment – 0.4%
110,385	AMETEK, Inc.	6,797,508

Electronic Equipment, Instruments & Components – 1.7%
928,223	Flex Ltd.*	14,842,286
394,304	Jabil, Inc.	12,026,272

		26,868,558

Equity Real Estate Investment Trusts (REITs) – 3.6%
437,166	American Homes 4 Rent Class A	10,059,190
173,774	American Tower Corp.	23,690,609
29,537	Equinix, Inc.	13,313,212
49,892	Host Hotels & Resorts, Inc.	930,985
77,506	Park Hotels & Resorts, Inc.	2,087,237
59,530	SBA Communications Corp.*	8,188,351

		58,269,584

Food & Staples Retailing – 1.0%
202,337	CVS Health Corp.	16,172,796

Food Products – 1.0%
232,626	Kellogg Co.	15,818,568

Health Care Equipment & Supplies – 2.7%
261,641	Baxter International, Inc.	15,824,048
355,522	Boston Scientific Corp.*	9,463,995
60,189	Hologic, Inc.*	2,660,956
90,440	IDEXX Laboratories, Inc.*	15,054,642

		43,003,641

Health Care Providers & Services – 4.5%
169,547	Centene Corp.*	13,465,423
90,671	Cigna Corp.	15,736,859
86,592	Humana, Inc.	20,020,070
48,589	UnitedHealth Group, Inc.	9,319,856
74,247	WellCare Health Plans, Inc.*	13,140,977

		71,683,185

Hotels, Restaurants & Leisure – 2.4%
17,209	Hilton Grand Vacations, Inc.*	632,603
162,478	Hilton Worldwide Holdings, Inc.	10,159,749

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
146,907	International Game Technology PLC	$ 2,797,109
291,667	Las Vegas Sands Corp.	17,969,604
7,549	McDonald’s Corp.	1,171,152
60,540	Wyndham Worldwide Corp.	6,318,560

		39,048,777

Household Durables – 0.9%
50,599	Mohawk Industries, Inc.*	12,598,645
93,484	PulteGroup, Inc.	2,282,879

		14,881,524

Household Products – 1.1%
237,431	Colgate-Palmolive Co.	17,142,518

Independent Power and Renewable Electricity Producers – 0.2%
336,563	AES Corp.	3,762,774

Insurance – 1.9%
273,308	Marsh & McLennan Cos., Inc.	21,309,825
191,998	XL Group Ltd.	8,524,711

		29,834,536

Internet & Direct Marketing Retail – 4.8%
52,811	Amazon.com, Inc.*(a)	52,165,650
18,408	Expedia, Inc.	2,880,300
45,363	Netflix, Inc.*	8,240,643
6,201	The Priceline Group, Inc.*	12,578,728

		75,865,321

Internet Software & Services – 9.7%
41,067	Alphabet, Inc. Class A*(a)	38,828,849
41,720	Alphabet, Inc. Class C*	38,820,460
309,394	Facebook, Inc. Class A*	52,364,935
121,729	GoDaddy, Inc. Class A*	5,231,912
37,734	LogMeIn, Inc.	4,394,124
154,432	VeriSign, Inc.*	15,623,885

		155,264,165

IT Services – 5.9%
19,370	Alliance Data Systems Corp.	4,676,499
43,652	Fidelity National Information Services, Inc.	3,981,936
94,815	International Business Machines Corp.	13,716,886
3,776	MasterCard, Inc. Class A	482,573
215,037	Sabre Corp.	4,758,769
435,627	The Western Union Co.	8,603,633
105,992	Total System Services, Inc.	6,726,252
193,248	Vantiv, Inc. Class A*	12,280,910
389,749	Visa, Inc. Class A	38,803,411

		94,030,869

Shares	Description	Value
Common Stocks – (continued)
Life Sciences Tools & Services – 1.1%
187,725	Agilent Technologies, Inc.	$ 11,224,078
3,827	Mettler-Toledo International, Inc.*	2,193,177
21,797	Thermo Fisher Scientific, Inc.	3,826,027

		17,243,282

Machinery – 2.6%
361,709	Allison Transmission Holdings, Inc.	13,672,600
163,758	Caterpillar, Inc.	18,660,224
30,425	Deere & Co.	3,902,919
79,396	Fortive Corp.	5,140,097

		41,375,840

Media – 2.6%
189,274	Comcast Corp. Class A	7,656,133
57,428	Live Nation Entertainment, Inc.*	2,140,342
211,770	Omnicom Group, Inc.	16,674,770
681,579	The Interpublic Group of Cos., Inc.	14,728,922

		41,200,167

Multiline Retail – 0.2%
43,278	Target Corp.	2,452,564

Oil, Gas & Consumable Fuels – 1.6%
164,005	Marathon Petroleum Corp.	9,182,640
237,828	Valero Energy Corp.	16,402,997

		25,585,637

Personal Products – 0.0%
3,922	The Estee Lauder Cos., Inc. Class A	388,239

Pharmaceuticals – 0.7%
186,038	Bristol-Myers Squibb Co.	10,585,562

Real Estate Management & Development – 0.4%
74,444	CBRE Group, Inc. Class A*	2,828,128
110,302	Realogy Holdings Corp.	3,662,026

		6,490,154

Semiconductors & Semiconductor Equipment – 2.8%
305,480	Applied Materials, Inc.	13,535,819
33,685	Broadcom Ltd.	8,308,742
376,949	Maxim Integrated Products, Inc.	17,128,562
112,507	Microsemi Corp.*	5,859,365

		44,832,488

Software – 10.0%
245,024	Activision Blizzard, Inc.	15,137,583
174,764	Adobe Systems, Inc.*	25,601,178
179,789	Cadence Design Systems, Inc.*	6,634,214
185,554	Citrix Systems, Inc.*	14,655,055
113,073	Electronic Arts, Inc.*	13,200,142
811,419	Microsoft Corp.	58,990,161

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Software – (continued)
149,226	Red Hat, Inc.*	$ 14,753,975
94,645	ServiceNow, Inc.*	10,453,540

		159,425,848

Specialty Retail – 2.3%
21,180	Best Buy Co., Inc.	1,235,641
152,041	Burlington Stores, Inc.*	13,232,128
114,872	The Home Depot, Inc.	17,184,851
167,191	The Michaels Cos., Inc.*	3,367,227
28,012	The TJX Cos., Inc.	1,969,524

		36,989,371

Technology Hardware, Storage & Peripherals – 7.3%
759,602	Apple, Inc.(a)	112,975,606
97,843	Seagate Technology PLC	3,224,905

		116,200,511

Tobacco – 0.2%
43,808	Altria Group, Inc.	2,846,206

Trading Companies & Distributors* – 0.2%
79,861	AerCap Holdings NV	3,921,175

TOTAL COMMON STOCKS (Cost $1,401,172,767)		$1,553,496,578

Shares	Distribution Rate	Value
Investment Company(b)(c) – 1.1%
Goldman Sachs Financial Square Government Fund - Institutional Shares
17,036,481	0.895%	$ 17,036,481
(Cost $17,036,481)

TOTAL INVESTMENTS – 98.4% (Cost $1,418,209,248)		$1,570,533,059

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		26,074,755

NET ASSETS – 100.0%		$1,596,607,814

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on July 31, 2017.

(c)	Represents an Affiliated Fund.

Investment Abbreviation:
PLC	— Public Limited Company

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At July 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

S&P 500 E-Mini Index	216	September 2017	$26,654,400	$323,572

TAX INFORMATION — At July 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$1,419,912,717

Gross unrealized gain	166,173,684
Gross unrealized loss	(15,553,342)

Net unrealized security gain	$150,620,342

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 97.2%
Aerospace & Defense – 3.5%
72,376	Arconic, Inc.	$ 1,794,201
17,419	Raytheon Co.	2,992,062
75,040	Spirit AeroSystems Holdings, Inc. Class A	4,534,667
10,232	The Boeing Co.	2,480,851
34,079	United Technologies Corp.	4,040,747

		15,842,528

Airlines – 0.8%
147,627	JetBlue Airways Corp.*	3,237,460
3,944	Southwest Airlines Co.	218,932

		3,456,392

Auto Components – 2.0%
98,905	BorgWarner, Inc.	4,622,820
29,923	Lear Corp.	4,434,289

		9,057,109

Automobiles – 0.8%
100,324	General Motors Co.	3,609,658

Banks – 9.5%
190,657	Bank of America Corp.	4,598,647
35,893	Citigroup, Inc.	2,456,876
145,287	Citizens Financial Group, Inc.	5,096,668
66,335	Comerica, Inc.	4,796,684
33,733	Fifth Third Bancorp	900,671
83,536	JPMorgan Chase & Co.(a)	7,668,605
352,887	Regions Financial Corp.	5,152,150
97,792	SunTrust Banks, Inc.	5,602,503
3,841	SVB Financial Group*	685,388
96,720	Wells Fargo & Co.	5,217,077

		42,175,269

Beverages – 1.1%
56,492	Molson Coors Brewing Co. Class B	5,026,658

Biotechnology – 3.2%
25,171	Alexion Pharmaceuticals, Inc.*	3,456,985
42,552	Amgen, Inc.	7,425,750
11,392	Biogen, Inc.*	3,299,009

		14,181,744

Building Products – 1.2%
118,044	Masco Corp.	4,501,018
9,953	Owens Corning	667,348

		5,168,366

Capital Markets – 2.4%
34,169	E*TRADE Financial Corp.*	1,400,929
9,818	Franklin Resources, Inc.	439,650
65,991	Intercontinental Exchange, Inc.	4,402,260
16,351	Invesco Ltd.	568,524
35,395	Raymond James Financial, Inc.	2,944,510

Shares	Description	Value
Common Stocks – (continued)
Capital Markets – (continued)
6,333	S&P Global, Inc.	$ 972,685

		10,728,558

Chemicals – 1.5%
28,142	Celanese Corp. Series A	2,706,416
15,091	Eastman Chemical Co.	1,254,968
93,121	Huntsman Corp.	2,478,881
5,144	Olin Corp.	151,645

		6,591,910

Communications Equipment – 2.6%
107,897	ARRIS International PLC*	3,016,800
47,172	Cisco Systems, Inc.	1,483,560
22,658	F5 Networks, Inc.*	2,735,954
8,126	Harris Corp.	930,183
117,075	Juniper Networks, Inc.	3,272,246

		11,438,743

Consumer Finance – 2.3%
212,105	Ally Financial, Inc.	4,802,057
175,279	Synchrony Financial	5,314,459

		10,116,516

Containers & Packaging – 1.2%
19,259	Graphic Packaging Holding Co.	254,026
23,121	Owens-Illinois, Inc.*	552,592
35,389	Sealed Air Corp.	1,539,775
49,933	WestRock Co.	2,867,153

		5,213,546

Diversified Financial Services – 2.9%
45,246	Berkshire Hathaway, Inc. Class B*	7,916,693
176,982	Leucadia National Corp.	4,606,841
12,160	Voya Financial, Inc.	477,158

		13,000,692

Diversified Telecommunication Services – 1.6%
112,904	AT&T, Inc.	4,403,256
53,144	Verizon Communications, Inc.	2,572,170

		6,975,426

Electric Utilities – 0.6%
39,575	American Electric Power Co., Inc.	2,791,621

Electrical Equipment – 0.9%
66,831	AMETEK, Inc.	4,115,453

Electronic Equipment, Instruments & Components – 2.0%
265,139	Flex Ltd.*	4,239,573
151,651	Jabil, Inc.	4,625,355

		8,864,928

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Energy Equipment & Services – 0.5%
43,261	Baker Hughes a GE Co.	$ 1,595,898
24,013	Oceaneering International, Inc.	615,934

		2,211,832

Equity Real Estate Investment Trusts (REITs) – 3.8%
203,398	American Homes 4 Rent Class A	4,680,188
32,304	American Tower Corp.	4,404,004
51,812	Forest City Realty Trust, Inc. Class A	1,263,177
215,813	Host Hotels & Resorts, Inc.	4,027,071
96,039	Park Hotels & Resorts, Inc.	2,586,330

		16,960,770

Food & Staples Retailing – 2.1%
94,582	CVS Health Corp.	7,559,939
23,491	Walgreens Boots Alliance, Inc.	1,895,019

		9,454,958

Food Products – 2.9%
42,801	Archer-Daniels-Midland Co.	1,805,346
110,678	Conagra Brands, Inc.	3,789,615
61,133	Kellogg Co.	4,157,044
47,134	Tyson Foods, Inc. Class A	2,986,410

		12,738,415

Health Care Equipment & Supplies – 2.4%
88,788	Baxter International, Inc.	5,369,898
29,495	Danaher Corp.	2,403,548
820	IDEXX Laboratories, Inc.*	136,497
35,233	Medtronic PLC	2,958,515

		10,868,458

Health Care Providers & Services – 4.6%
24,607	Anthem, Inc.	4,582,069
51,618	Centene Corp.*	4,099,502
26,886	Cigna Corp.	4,666,334
19,190	Humana, Inc.	4,436,728
15,993	WellCare Health Plans, Inc.*	2,830,601

		20,615,234

Hotels, Restaurants & Leisure – 2.4%
44,002	Carnival Corp.	2,938,454
11,332	Hilton Worldwide Holdings, Inc.	708,590
127,865	International Game Technology PLC	2,434,550
48,145	Las Vegas Sands Corp.	2,966,213
13,729	Royal Caribbean Cruises Ltd.	1,552,338

		10,600,145

Household Durables* – 1.1%
19,169	Mohawk Industries, Inc.	4,772,889

Shares	Description	Value
Common Stocks – (continued)
Household Products – 2.3%
88,363	Colgate-Palmolive Co.	$ 6,379,808
41,046	The Procter & Gamble Co.	3,727,798

		10,107,606

Independent Power and Renewable Electricity Producers – 1.0%
413,530	AES Corp.	4,623,265

Industrial Conglomerates – 0.6%
107,272	General Electric Co.	2,747,236

Insurance – 4.4%
72,947	Assured Guaranty Ltd.	3,283,344
56,173	Marsh & McLennan Cos., Inc.	4,379,809
50,547	Torchmark Corp.	3,991,697
69,316	Unum Group	3,474,811
103,803	XL Group Ltd.	4,608,853

		19,738,514

Internet Software & Services – 0.2%
4,158	LogMeIn, Inc.	484,199
4,741	VeriSign, Inc.*	479,647

		963,846

IT Services – 0.9%
3,010	Fidelity National Information Services, Inc.	274,572
26,407	International Business Machines Corp.	3,820,301

		4,094,873

Life Sciences Tools & Services – 1.9%
55,796	Agilent Technologies, Inc.	3,336,043
29,464	Thermo Fisher Scientific, Inc.	5,171,816

		8,507,859

Machinery – 1.8%
11,250	Allison Transmission Holdings, Inc.	425,250
40,827	Caterpillar, Inc.	4,652,237
457	Deere & Co.	58,624
44,161	Fortive Corp.	2,858,983

		7,995,094

Media – 0.9%
2,966	Omnicom Group, Inc.	233,543
172,789	The Interpublic Group of Cos., Inc.	3,733,970

		3,967,513

Metals & Mining – 0.2%
44,726	Freeport-McMoRan, Inc.*	653,894
11,719	Newmont Mining Corp.	435,595

		1,089,489

Mortgage Real Estate Investment Trusts (REITs) – 1.0%
210,353	AGNC Investment Corp.	4,455,277

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Multi-Utilities – 2.2%
35,378	CenterPoint Energy, Inc.	$ 997,306
102,140	CMS Energy Corp.	4,722,954
151,509	NiSource, Inc.	3,948,324

		9,668,584

Multiline Retail – 1.3%
99,787	Target Corp.	5,654,929

Oil, Gas & Consumable Fuels – 8.1%
7,764	Andeavor	772,751
72,345	Chevron Corp.	7,899,351
103,611	Exxon Mobil Corp.	8,293,025
60,525	Marathon Oil Corp.	740,221
98,232	Marathon Petroleum Corp.	5,500,010
7,784	Newfield Exploration Co.*	223,634
48,829	Noble Energy, Inc.	1,411,646
61,475	Phillips 66	5,148,531
81,455	Valero Energy Corp.	5,617,951
17,965	World Fuel Services Corp.	580,988

		36,188,108

Pharmaceuticals – 4.8%
107,687	Bristol-Myers Squibb Co.	6,127,390
52,215	Johnson & Johnson	6,929,975
88,425	Merck & Co., Inc.	5,648,589
87,996	Pfizer, Inc.	2,917,947

		21,623,901

Real Estate Management & Development – 0.8%
1,203	CBRE Group, Inc. Class A*	45,702
106,263	Realogy Holdings Corp.	3,527,932

		3,573,634

Road & Rail – 0.1%
5,789	Ryder System, Inc.	421,208

Semiconductors & Semiconductor Equipment – 1.1%
44,484	Intel Corp.	1,577,848
39,698	Marvell Technology Group Ltd.	617,701
63,644	Maxim Integrated Products, Inc.	2,891,983

		5,087,532

Software – 1.0%
1,300	Activision Blizzard, Inc.	80,314
22,466	Adobe Systems, Inc.*	3,291,044
7,952	Citrix Systems, Inc.*	628,049
11,586	Oracle Corp.	578,489

		4,577,896

Specialty Retail – 0.9%
43,947	Best Buy Co., Inc.	2,563,868
17,875	Burlington Stores, Inc.*	1,555,661

		4,119,529

Shares	Description	Value
Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – 0.4%
3,568	Apple, Inc.	$ 530,669
34,787	Seagate Technology PLC	1,146,579

		1,677,248

Tobacco – 1.2%
45,331	Philip Morris International, Inc.	5,290,581

Trading Companies & Distributors* – 0.2%
17,217	AerCap Holdings NV	845,355

TOTAL COMMON STOCKS (Cost $417,209,368)		$433,596,895

Shares	Distribution Rate	Value
Investment Company(b)(c) – 1.1%
Goldman Sachs Financial Square Government Fund - Institutional Shares
5,115,535	0.895%	$ 5,115,535
(Cost $5,115,535)

TOTAL INVESTMENTS – 98.3% (Cost $422,324,903)		$438,712,430

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%		7,549,226

NET ASSETS – 100.0%		$446,261,656

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	Represents an Affiliated Fund.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on July 31, 2017.

Investment Abbreviation:
PLC	— Public Limited Company

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At July 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

S&P 500 E-Mini Index	61	September 2017	$7,527,400	$91,379

TAX INFORMATION — At July 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$422,912,506

Gross unrealized gain	25,336,235
Gross unrealized loss	(9,536,311)

Net unrealized security gain	$15,799,924

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 97.3%
Aerospace & Defense – 1.5%
15,011	Curtiss-Wright Corp.(a)	$ 1,447,361
1,490	Ducommun, Inc.*	43,150
19,162	Esterline Technologies Corp.*	1,849,133
26,491	Triumph Group, Inc.	678,170
1,013	Vectrus, Inc.*	34,452

		4,052,266

Airlines – 0.8%
38,574	Hawaiian Holdings, Inc.*	1,596,964
18,413	SkyWest, Inc.	672,074

		2,269,038

Auto Components – 1.8%
16,277	Cooper-Standard Holdings, Inc.*	1,664,486
2,699	Dorman Products, Inc.*	210,738
3,176	LCI Industries	339,038
43,501	Superior Industries International, Inc.	850,444
29,554	Tenneco, Inc.	1,634,336
10,181	Tower International, Inc.	251,471

		4,950,513

Banks – 6.8%
413	Bancfirst Corp.	44,088
2,344	Banco Latinoamericano de Comercio Exterior SA Class E	61,671
6,051	Banner Corp.	349,566
10,647	CenterState Banks, Inc.	266,069
45,608	Central Pacific Financial Corp.	1,410,655
59,209	CVB Financial Corp.	1,275,362
31,064	FCB Financial Holdings, Inc. Class A*	1,464,668
2,488	Fidelity Southern Corp.	52,397
45,365	First Busey Corp.	1,326,473
5,113	First Citizens BancShares, Inc. Class A	1,881,686
8,251	First Commonwealth Financial Corp.	107,511
37,211	Hanmi Financial Corp.	1,066,095
765	Heartland Financial USA, Inc.	36,032
29,583	Hilltop Holdings, Inc.	740,462
4,118	Home BancShares, Inc.	102,126
7,696	IBERIABANK Corp.	622,222
40,233	International Bancshares Corp.	1,424,248
3,915	National Commerce Corp.*	156,991
69,283	OFG Bancorp(b)	696,294
28,305	Sandy Spring Bancorp, Inc.	1,133,332
13,417	TriCo Bancshares	495,087
21,038	UMB Financial Corp.	1,465,507
55,059	United Community Banks, Inc.	1,528,438
14,047	Wintrust Financial Corp.	1,057,880

		18,764,860

Shares	Description	Value
Common Stocks – (continued)
Beverages – 0.7%
3,140	Coca-Cola Bottling Co. Consolidated	$ 753,883
10,286	National Beverage Corp.	1,050,406
821	The Boston Beer Co., Inc. Class A*(b)	128,733

		1,933,022

Biotechnology – 7.3%
68,610	Akebia Therapeutics, Inc.*	904,966
51,933	AMAG Pharmaceuticals, Inc.*	1,020,483
58,784	Array BioPharma, Inc.*	441,468
14,052	BioSpecifics Technologies Corp.*	683,630
6,972	Bluebird Bio, Inc.*	657,111
11,287	Calithera Biosciences, Inc.*	172,691
10,627	ChemoCentryx, Inc.*	107,758
2,846	Clovis Oncology, Inc.*	241,369
31,167	Cytokinetics, Inc.*	437,896
16,042	CytomX Therapeutics, Inc.*	216,407
4,072	Emergent BioSolutions, Inc.*	148,099
8,580	Enanta Pharmaceuticals, Inc.*	326,984
30,688	Exact Sciences Corp.*	1,190,694
55,362	FibroGen, Inc.*	1,890,612
1,854	Five Prime Therapeutics, Inc.*	52,172
55,097	Genomic Health, Inc.*	1,757,594
39,078	Halozyme Therapeutics, Inc.*	495,509
14,129	Inovio Pharmaceuticals, Inc.*(b)	78,557
8,914	Kite Pharma, Inc.*	966,367
4,771	Loxo Oncology, Inc.*	344,991
75,854	MiMedx Group, Inc.*(b)	1,134,776
79,391	Momenta Pharmaceuticals, Inc.*	1,313,921
16,169	Myriad Genetics, Inc.*	392,422
187,239	PDL BioPharma, Inc.	425,032
11,301	Pieris Pharmaceuticals, Inc.*	58,765
13,514	Portola Pharmaceuticals, Inc.*	833,814
4,731	Progenics Pharmaceuticals, Inc.*	28,528
16,251	PTC Therapeutics, Inc.*	335,096
5,626	Puma Biotechnology, Inc.*	534,751
21,900	Repligen Corp.*	881,913
15,646	Retrophin, Inc.*	316,675
5,531	Sage Therapeutics, Inc.*	441,097
25,408	Sangamo Therapeutics, Inc.*	218,509
7,872	Sarepta Therapeutics, Inc.*	303,702
9,604	Ultragenyx Pharmaceutical, Inc.*	636,937
9,080	Vanda Pharmaceuticals, Inc.*	141,194
3,082	Versartis, Inc.*	57,017

		20,189,507

Building Products – 1.5%
3,661	American Woodmark Corp.*	359,327
9,600	Armstrong Flooring, Inc.*	166,656
10,788	Caesarstone Ltd.*	378,659
61,854	Continental Building Products, Inc.*	1,360,788

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Building Products – (continued)
2,363	Gibraltar Industries, Inc.*	$ 70,536
15,370	Masonite International Corp.*	1,193,480
11,173	Simpson Manufacturing Co., Inc.	494,852
2,083	Universal Forest Products, Inc.	174,660

		4,198,958

Capital Markets – 2.6%
26,791	Evercore Partners, Inc. Class A(a)	2,107,112
8,554	GAMCO Investors, Inc. Class A	262,693
51,712	Greenhill & Co., Inc.	956,672
15,898	Houlihan Lokey, Inc.	591,088
39,641	Moelis & Co. Class A	1,621,317
23,508	Piper Jaffray Cos.	1,466,899

		7,005,781

Chemicals – 2.1%
21,807	A. Schulman, Inc.	573,524
4,649	Chase Corp.	502,324
30,268	Ferro Corp.*	582,356
35,217	Innophos Holdings, Inc.	1,471,014
11,246	Koppers Holdings, Inc.*	408,230
22,370	Minerals Technologies, Inc.	1,583,796
3,994	PolyOne Corp.	146,101
8,445	Rayonier Advanced Materials, Inc.	125,915
5,145	Stepan Co.	422,765
3,346	Tronox Ltd. Class A	64,845

		5,880,870

Commercial Services & Supplies – 3.3%
4,898	ACCO Brands Corp.*	57,062
48,160	Brady Corp. Class A	1,598,912
15,646	CECO Environmental Corp.	151,140
5,632	Ennis, Inc.	108,416
15,893	Essendant, Inc.	198,345
6,857	HNI Corp.	258,852
74,173	Kimball International, Inc. Class B	1,236,464
15,130	Matthews International Corp. Class A	991,772
43,678	McGrath RentCorp	1,551,879
22,283	MSA Safety, Inc.	1,786,205
29,749	Quad Graphics, Inc.	668,163
6,093	RR Donnelley & Sons Co.	75,309
19,762	Steelcase, Inc. Class A	269,751

		8,952,270

Communications Equipment* – 1.3%
4,541	Applied Optoelectronics, Inc.(b)	442,702
70,764	Extreme Networks, Inc.	622,016
22,162	Finisar Corp.	603,250
52,121	NetScout Systems, Inc.	1,798,174

		3,466,142

Shares	Description	Value
Common Stocks – (continued)
Construction & Engineering – 1.2%
24,139	Argan, Inc.	$ 1,555,759
12,160	EMCOR Group, Inc.	820,800
3,927	MasTec, Inc.*	181,427
6,225	MYR Group, Inc.*	198,017
25,792	Primoris Services Corp.	642,737

		3,398,740

Consumer Finance* – 0.4%
46,035	Enova International, Inc.	667,507
2,916	Regional Management Corp.	69,955
5,126	World Acceptance Corp.(b)	387,372

		1,124,834

Diversified Consumer Services – 1.9%
13,367	Bridgepoint Education, Inc.*	129,793
12,040	Capella Education Co.	827,148
27,437	Chegg, Inc.*(b)	380,002
24,088	Houghton Mifflin Harcourt Co.*	287,852
54,411	K12, Inc.*	963,619
54,754	Regis Corp.*	576,560
33,761	Sotheby’s*	1,910,535

		5,075,509

Diversified Telecommunication Services – 0.9%
1,995	Cincinnati Bell, Inc.*	37,207
40,367	Cogent Communications Holdings, Inc.	1,685,322
32,731	Consolidated Communications Holdings, Inc.(b)	589,158
34,829	Vonage Holdings Corp.*	230,220

		2,541,907

Electrical Equipment – 0.3%
9,446	EnerSys	682,662
2,357	Generac Holdings, Inc.*	84,781
3,532	LSI Industries, Inc.	29,563
1,655	Powell Industries, Inc.	52,712

		849,718

Electronic Equipment, Instruments & Components – 4.9%
56,525	AVX Corp.	1,010,102
1,376	Belden, Inc.	98,989
53,821	Benchmark Electronics, Inc.*	1,811,077
10,599	Daktronics, Inc.	103,658
8,691	Itron, Inc.*	634,443
35,359	Kimball Electronics, Inc.*	687,733
7,893	Methode Electronics, Inc.	313,747
28,757	Plexus Corp.*	1,541,663
18,031	Rogers Corp.*	2,127,117
41,658	Sanmina Corp.*	1,493,439
111,107	TTM Technologies, Inc.*	1,931,040
101,863	Vishay Intertechnology, Inc.	1,818,254

		13,571,262

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Energy Equipment & Services – 2.3%
34,846	Archrock, Inc.	$ 381,564
11,079	C&J Energy Services, Inc.*	358,295
29,304	Clean Energy Fuels Corp.*	76,776
16,969	Ensco PLC Class A	89,766
32,046	Exterran Corp.*	887,354
77,133	Fairmount Santrol Holdings, Inc.*(b)	225,228
251,915	McDermott International, Inc.*	1,705,465
23,430	Newpark Resources, Inc.*	195,640
4,632	Oil States International, Inc.*	115,105
73,524	Pioneer Energy Services Corp.*	161,753
3,166	RigNet, Inc.*	59,996
31,304	Rowan Cos. PLC Class A*	365,318
55,759	Smart Sand, Inc.*	366,894
22,635	Unit Corp.*	406,977
32,014	US Silica Holdings, Inc.	932,568

		6,328,699

Equity Real Estate Investment Trusts (REITs) – 7.5%
3,022	Ashford Hospitality Prime, Inc.	31,308
20,342	Chatham Lodging Trust	420,673
129,634	DiamondRock Hospitality Co.	1,514,125
67,303	First Industrial Realty Trust, Inc.	2,054,087
56,167	First Potomac Realty Trust	625,139
3,259	Hersha Hospitality Trust	61,139
5,365	National Storage Affiliates Trust	123,180
14,648	PS Business Parks, Inc.	1,969,570
34,702	QTS Realty Trust, Inc. Class A	1,855,516
81,113	Quality Care Properties, Inc.*	1,364,321
60,721	RAIT Financial Trust	121,442
59,871	Rexford Industrial Realty, Inc.	1,707,521
80,572	RLJ Lodging Trust	1,704,903
53,222	Starwood Waypoint Homes	1,860,641
122,911	Sunstone Hotel Investors, Inc.	2,000,991
10,066	Terreno Realty Corp.	348,485
43,006	Tier REIT, Inc.	794,751
13,551	Urstadt Biddle Properties Class A	283,758
90,803	Xenia Hotels & Resorts, Inc.	1,845,117

		20,686,667

Food & Staples Retailing – 0.0%
2,439	Village Super Market, Inc. Class A	60,316

Food Products – 0.9%
45,686	Darling Ingredients, Inc.*	743,311
6,935	Dean Foods Co.	104,025
18,090	Fresh Del Monte Produce, Inc.	931,092
879	J&J Snack Foods Corp.	115,501

Shares	Description	Value
Common Stocks – (continued)
Food Products – (continued)
4,251	John B. Sanfilippo & Son, Inc.	$ 273,424
1,524	Lancaster Colony Corp.	186,873

		2,354,226

Gas Utilities – 0.1%
3,357	Northwest Natural Gas Co.	211,827

Health Care Equipment & Supplies – 2.4%
65,296	AngioDynamics, Inc.*	1,061,060
1,949	Anika Therapeutics, Inc.*	99,711
8,033	Cantel Medical Corp.	596,049
13,564	Halyard Health, Inc.*	545,544
5,242	Heska Corp.*	574,209
10,695	K2M Group Holdings, Inc.*	260,209
4,122	Lantheus Holdings, Inc.*	76,051
1,386	LeMaitre Vascular, Inc.	49,993
22,566	Masimo Corp.*(a)	2,134,743
10,242	Orthofix International NV*	444,298
32,372	Wright Medical Group NV*	850,412

		6,692,279

Health Care Providers & Services – 1.1%
46,922	Community Health Systems, Inc.*	335,492
2,327	HealthEquity, Inc.*	106,739
7,595	Landauer, Inc.	413,548
4,899	LHC Group, Inc.*	283,652
20,027	Molina Healthcare, Inc.*	1,337,804
34,136	Triple-S Management Corp. Class B*	528,425

		3,005,660

Health Care Technology* – 0.4%
5,838	Medidata Solutions, Inc.	448,417
27,936	Quality Systems, Inc.	477,705
1,995	Vocera Communications, Inc.	54,404

		980,526

Hotels, Restaurants & Leisure – 2.0%
17,902	Belmond Ltd. Class A*	233,621
34,915	International Speedway Corp. Class A	1,249,957
6,660	Marriott Vacations Worldwide Corp.	778,221
6,614	Monarch Casino & Resort, Inc.*	218,857
79,677	Penn National Gaming, Inc.*	1,606,288
18,752	Red Rock Resorts, Inc. Class A	448,173
25,119	Scientific Games Corp. Class A*	930,659
5,362	SeaWorld Entertainment, Inc.	82,468

		5,548,244

Household Durables – 2.0%
58,192	Beazer Homes USA, Inc.*	771,626
12,192	Installed Building Products, Inc.*	655,929

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Household Durables – (continued)
32,513	KB Home	$ 745,198
13,365	Libbey, Inc.	120,285
45,516	MDC Holdings, Inc.	1,560,744
4,731	PICO Holdings, Inc.*	76,879
66,114	Taylor Morrison Home Corp. Class A*	1,495,499
1,458	TopBuild Corp.*	76,953

		5,503,113

Household Products* – 0.4%
35,034	Central Garden & Pet Co. Class A	1,077,646

Independent Power and Renewable Electricity Producers – 0.7%
29,645	Ormat Technologies, Inc.	1,757,948
2,185	Pattern Energy Group, Inc.	54,844

		1,812,792

Insurance – 3.3%
75,878	American Equity Investment Life Holding Co.	2,032,013
25,952	Argo Group International Holdings Ltd.	1,555,823
80,341	CNO Financial Group, Inc.	1,838,202
11,148	FBL Financial Group, Inc. Class A	756,949
155,965	Genworth Financial, Inc. Class A*	534,960
11,682	James River Group Holdings Ltd.	469,149
89,833	Maiden Holdings Ltd.	997,146
17,679	Stewart Information Services Corp.	694,785
6,471	Trupanion, Inc.*(b)	154,139

		9,033,166

Internet & Direct Marketing Retail – 1.0%
19,840	FTD Cos., Inc.*	389,856
65,376	Liberty TripAdvisor Holdings, Inc. Class A*	768,168
20,846	Nutrisystem, Inc.	1,162,164
10,020	Shutterfly, Inc.*	491,381

		2,811,569

Internet Software & Services – 3.5%
4,037	Actua Corp.*	54,499
55,180	Blucora, Inc.*	1,236,032
74,289	Box, Inc. Class A*	1,400,348
45,018	Cornerstone OnDemand, Inc.*	1,814,676
24,718	Five9, Inc.*	545,279
4,539	Hortonworks, Inc.*	60,823
5,795	LivePerson, Inc.*	78,522
36,222	MINDBODY, Inc. Class A*	939,961
35,965	New Relic, Inc.*	1,688,916
50,753	NIC, Inc.	824,736
8,424	TrueCar, Inc.*(b)	159,466
23,589	Web.com Group, Inc.*	517,779

Shares	Description	Value
Common Stocks – (continued)
Internet Software & Services – (continued)
12,798	Yelp, Inc.*	$ 416,319

		9,737,356

IT Services – 2.0%
9,310	Acxiom Corp.*	251,091
28,160	Convergys Corp.	674,995
38,195	CSG Systems International, Inc.	1,579,363
49,123	EVERTEC, Inc.	876,846
15,844	Perficient, Inc.*	297,867
5,839	Sykes Enterprises, Inc.*	198,526
116,730	Travelport Worldwide Ltd.	1,669,239

		5,547,927

Leisure Products – 0.8%
122,525	Callaway Golf Co.	1,559,743
2,344	Malibu Boats, Inc. Class A*	67,062
22,032	MCBC Holdings, Inc.*	407,592

		2,034,397

Life Sciences Tools & Services* – 0.1%
7,451	Enzo Biochem, Inc.	80,843
1,859	INC Research Holdings, Inc. Class A	102,245

		183,088

Machinery – 1.7%
17,521	Briggs & Stratton Corp.	410,342
11,183	Harsco Corp.*	172,777
46,808	Hillenbrand, Inc.	1,685,088
1,663	Hurco Cos., Inc.	54,796
11,451	Kennametal, Inc.	422,542
4,386	Milacron Holdings Corp.*	78,860
8,127	Miller Industries, Inc.	212,115
1,901	SPX FLOW, Inc.*	67,409
4,748	TriMas Corp.*	115,614
69,994	Wabash National Corp.	1,335,486

		4,555,029

Media – 0.8%
71,874	MSG Networks, Inc. Class A*	1,538,104
5,136	New Media Investment Group, Inc.	71,596
38,928	Time, Inc.	546,938
3,408	tronc, Inc.*	43,520

		2,200,158

Metals & Mining – 1.5%
30,660	Carpenter Technology Corp.	1,239,584
4,659	Haynes International, Inc.	145,733
13,222	Materion Corp.	508,386
57,685	Schnitzer Steel Industries, Inc. Class A	1,488,273
13,843	Worthington Industries, Inc.	701,425

		4,083,401

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Mortgage Real Estate Investment Trusts (REITs) – 1.5%
39,083	AG Mortgage Investment Trust, Inc.	$ 719,518
97,137	Anworth Mortgage Asset Corp.	584,765
8,675	ARMOUR Residential REIT, Inc.	219,130
6,085	Cherry Hill Mortgage Investment Corp.	116,771
110,022	Invesco Mortgage Capital, Inc.	1,829,666
29,446	MTGE Investment Corp.	547,696
3,606	PennyMac Mortgage Investment Trust	63,466
12,603	Western Asset Mortgage Capital Corp.	130,945

		4,211,957

Multi-Utilities – 0.0%
1,082	Unitil Corp.	54,911

Multiline Retail* – 0.1%
7,081	Ollie’s Bargain Outlet Holdings, Inc.	316,521

Oil, Gas & Consumable Fuels – 2.3%
38,389	CVR Energy, Inc.(b)	725,936
230,199	Denbury Resources, Inc.*	336,091
39,402	DHT Holdings, Inc.	163,912
17,153	Energy XXI Gulf Coast, Inc.*	339,458
12,380	EP Energy Corp. Class A*(b)	41,844
34,383	Green Plains, Inc.	679,064
81,697	Oasis Petroleum, Inc.*	635,603
23,631	Pacific Ethanol, Inc.*	147,694
52,795	Peabody Energy Corp.*(b)	1,480,372
9,085	REX American Resources Corp.*	908,318
93,288	Scorpio Tankers, Inc.	346,099
21,468	Teekay Tankers Ltd. Class A	38,642
51,155	Ultra Petroleum Corp.*	526,385

		6,369,418

Paper & Forest Products – 1.0%
27,624	KapStone Paper & Packaging Corp.	631,485
80,719	Louisiana-Pacific Corp.*	2,026,854

		2,658,339

Personal Products – 0.1%
3,500	Medifast, Inc.	149,415
2,341	USANA Health Sciences, Inc.*	133,671

		283,086

Pharmaceuticals – 1.6%
54,030	Catalent, Inc.*	1,874,841
5,690	Corcept Therapeutics, Inc.*	70,954
43,769	Innoviva, Inc.*	600,511
2,849	Intersect ENT, Inc.*	78,063
1,195	Pacira Pharmaceuticals, Inc.*	47,202

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
38,674	Phibro Animal Health Corp. Class A	$ 1,477,347
29,934	SciClone Pharmaceuticals, Inc.*	327,777

		4,476,695

Professional Services – 2.3%
7,311	Acacia Research Corp.*	25,223
6,599	Barrett Business Services, Inc.	363,143
44,223	CBIZ, Inc.*	656,711
5,480	CRA International, Inc.	212,679
20,097	FTI Consulting, Inc.*	659,383
7,300	ICF International, Inc.*	330,325
8,485	Kelly Services, Inc. Class A	188,961
35,074	Navigant Consulting, Inc.*	593,803
13,553	On Assignment, Inc.*	667,485
68,272	RPX Corp.*	933,278
29,138	TriNet Group, Inc.*	1,019,830
3,053	TrueBlue, Inc.*	78,004
8,173	WageWorks, Inc.*	532,880

		6,261,705

Real Estate Management & Development – 0.2%
32,444	Kennedy-Wilson Holdings, Inc.	652,124

Road & Rail – 0.6%
4,591	Heartland Express, Inc.	97,008
38,738	Marten Transport Ltd.	617,871
34,853	Werner Enterprises, Inc.	1,033,391

		1,748,270

Semiconductors & Semiconductor Equipment – 3.7%
56,984	Amkor Technology, Inc.*	590,924
21,037	Cabot Microelectronics Corp.	1,559,894
22,983	Cirrus Logic, Inc.*	1,412,075
58,194	Diodes, Inc.*	1,543,887
88,683	Entegris, Inc.*	2,314,626
129,981	Photronics, Inc.*	1,306,309
12,976	Rudolph Technologies, Inc.*	321,156
12,338	Silicon Laboratories, Inc.*	926,584
6,546	Ultra Clean Holdings, Inc.*	153,504
2,186	Veeco Instruments, Inc.*	67,329

		10,196,288

Software – 2.4%
4,727	American Software, Inc. Class A	45,852
34,571	Aspen Technology, Inc.*	1,966,053
1,646	CommVault Systems, Inc.*	98,019
826	Fair Isaac Corp.	117,746
25,996	HubSpot, Inc.*	1,880,811
31,361	Imperva, Inc.*	1,412,813
2,445	MicroStrategy, Inc. Class A*	328,877
14,231	Paylocity Holding Corp.*	647,084
28,486	The Rubicon Project, Inc.*	133,884

		6,631,139

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Specialty Retail – 2.9%
26,294	Aaron’s, Inc.	$ 1,216,886
45,979	American Eagle Outfitters, Inc.	544,391
27,241	Asbury Automotive Group, Inc.*	1,471,014
23,712	Big 5 Sporting Goods Corp.(b)	254,904
5,866	Camping World Holdings, Inc. Class A	187,477
127,973	Chico’s FAS, Inc.	1,170,953
17,869	Francesca’s Holdings Corp.*	173,866
13,387	Group 1 Automotive, Inc.	797,196
7,031	Haverty Furniture Cos., Inc.	156,440
15,221	Office Depot, Inc.	89,347
30,701	Pier 1 Imports, Inc.	141,532
52,064	Select Comfort Corp.*	1,760,284

		7,964,290

Textiles, Apparel & Luxury Goods – 1.5%
20,898	Deckers Outdoor Corp.*	1,355,444
52,598	Fossil Group, Inc.*(b)	591,728
968	Oxford Industries, Inc.	61,110
27,550	Steven Madden Ltd.*	1,129,550
38,736	Wolverine World Wide, Inc.	1,092,355

		4,230,187

Thrifts & Mortgage Finance – 1.7%
61,749	Beneficial Bancorp, Inc.	963,284
22,213	BofI Holding, Inc.*(b)	619,076
21,951	Dime Community Bancshares, Inc.	456,581
2,796	Federal Agricultural Mortgage Corp. Class C	191,694
4,807	First Defiance Financial Corp.	248,762
10,615	HomeStreet, Inc.*	278,644
34,793	Meridian Bancorp, Inc.	614,097
6,791	Radian Group, Inc.(a)	118,299
8,178	TrustCo Bank Corp. NY	67,877
22,802	Walker & Dunlop, Inc.*	1,145,801

		4,704,115

Trading Companies & Distributors – 1.3%
28,380	BMC Stock Holdings, Inc.*	624,360
43,906	H&E Equipment Services, Inc.	990,958
47,033	Rush Enterprises, Inc. Class A*	2,028,533
2,381	Titan Machinery, Inc.*	42,501

		3,686,352

Water Utilities – 0.1%
6,215	SJW Group	328,587

Shares	Description	Value
Common Stocks – (continued)
Wireless Telecommunication Services – 0.2%
17,952	Boingo Wireless, Inc.*	$ 266,228
22,931	Spok Holdings, Inc.	376,069

		642,297

TOTAL COMMON STOCKS (Cost $255,525,755)		$268,089,564

Shares	Distribution Rate	Value
Investment Companies(c)(d) – 1.3%
Goldman Sachs Financial Square Government Fund - Institutional Shares
3,683,394	0.895%	$ 3,683,394
(Cost $3,683,394)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $259,209,149)		$271,772,958

Securities Lending Reinvestment Vehicle(c)(d) – 1.9%
Goldman Sachs Financial Square Government Fund - Institutional Shares
5,062,425	0.895%	$ 5,062,425
(Cost $5,062,425)

TOTAL INVESTMENTS – 100.5% (Cost $264,271,574)		$276,835,383

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(1,285,950)

NET ASSETS – 100.0%		$275,549,433

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	All or a portion of security is on loan.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on July 31, 2017.

(d)	Represents an Affiliated Fund.

Investment Abbreviations:
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At July 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Russell 2000 Mini Index	62	September 2017	$4,415,640	$25,029

TAX INFORMATION — At July 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$264,756,045

Gross unrealized gain	26,831,916
Gross unrealized loss	(14,752,578)

Net unrealized security gain	$12,079,338

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 96.7%
Aerospace & Defense – 0.8%
27,087	Curtiss-Wright Corp.	$ 2,611,729
12,574	Esterline Technologies Corp.*	1,213,391
14,864	Triumph Group, Inc.	380,518

		4,205,638

Air Freight & Logistics – 0.1%
14,513	Forward Air Corp.	752,209

Airlines – 0.8%
87,818	Hawaiian Holdings, Inc.*	3,635,665
9,528	SkyWest, Inc.	347,772

		3,983,437

Auto Components – 2.0%
27,957	Cooper-Standard Holdings, Inc.*	2,858,883
25,224	Dorman Products, Inc.*	1,969,490
19,700	LCI Industries	2,102,975
7,127	Superior Industries International, Inc.	139,333
65,992	Tenneco, Inc.	3,649,357

		10,720,038

Banks – 1.0%
5,076	CenterState Banks, Inc.	126,849
24,062	Central Pacific Financial Corp.	744,238
2,909	CU Bancorp*	107,342
48,053	First Busey Corp.	1,405,070
1,071	First Citizens BancShares, Inc. Class A	394,150
8,379	Hanmi Financial Corp.	240,058
6,759	Hilltop Holdings, Inc.	169,178
15,125	Home BancShares, Inc.	375,100
27,040	International Bancshares Corp.	957,216
21,419	OFG Bancorp	215,261
1,906	Texas Capital Bancshares, Inc.*	149,335
1,916	TriCo Bancshares	70,700
5,870	United Community Banks, Inc.	162,951

		5,117,448

Beverages – 1.4%
11,569	Coca-Cola Bottling Co. Consolidated	2,777,601
30,510	National Beverage Corp.	3,115,681
8,271	The Boston Beer Co., Inc. Class A*(a)	1,296,893

		7,190,175

Biotechnology – 10.5%
2,606	Acceleron Pharma, Inc.*	83,783
170,956	Akebia Therapeutics, Inc.*	2,254,910
61,597	AMAG Pharmaceuticals, Inc.*	1,210,381
37,077	Amicus Therapeutics, Inc.*	480,147

Shares	Description	Value
Common Stocks – (continued)
Biotechnology – (continued)
26,343	Arena Pharmaceuticals, Inc.*	$ 625,910
100,310	Array BioPharma, Inc.*	753,328
14,318	Axovant Sciences Ltd.*(a)	328,169
9,463	Bellicum Pharmaceuticals, Inc.*(a)	100,119
28,914	BioCryst Pharmaceuticals, Inc.*	147,751
22,823	BioSpecifics Technologies Corp.*	1,110,339
14,443	Bluebird Bio, Inc.*	1,361,253
17,423	Blueprint Medicines Corp.*	911,746
53,876	Calithera Biosciences, Inc.*	824,303
64,110	ChemoCentryx, Inc.*	650,075
17,178	Clovis Oncology, Inc.*	1,456,866
76,787	Cytokinetics, Inc.*	1,078,857
74,624	CytomX Therapeutics, Inc.*	1,006,678
29,876	Dyax Corp.	89,628
19,083	Editas Medicine, Inc.*(a)	322,884
32,806	Emergent BioSolutions, Inc.*	1,193,154
63,669	Exact Sciences Corp.*	2,470,357
106,986	FibroGen, Inc.*	3,653,572
8,788	Five Prime Therapeutics, Inc.*	247,294
90,799	Genomic Health, Inc.*	2,896,488
138,933	Halozyme Therapeutics, Inc.*(b)	1,761,670
30,286	Ignyta, Inc.*	287,717
64,798	Inovio Pharmaceuticals, Inc.*(a)	360,277
38,991	Ironwood Pharmaceuticals, Inc.*	692,090
38,943	Kite Pharma, Inc.*(a)	4,221,811
17,825	Loxo Oncology, Inc.*	1,288,926
17,424	MacroGenics, Inc.*	287,844
184,973	MiMedx Group, Inc.*(a)	2,767,196
140,848	Momenta Pharmaceuticals, Inc.*	2,331,034
35,056	Pieris Pharmaceuticals, Inc.*	182,291
45,080	Portola Pharmaceuticals, Inc.*	2,781,436
60,828	Progenics Pharmaceuticals, Inc.*	366,793
46,185	PTC Therapeutics, Inc.*	952,335
21,337	Puma Biotechnology, Inc.*	2,028,082
2,505	Radius Health, Inc.*(a)	110,295
61,462	Repligen Corp.*	2,475,075
23,302	Sage Therapeutics, Inc.*	1,858,334
119,442	Sangamo Therapeutics, Inc.*	1,027,201
29,556	Sarepta Therapeutics, Inc.*	1,140,270
34,780	Ultragenyx Pharmaceutical, Inc.*	2,306,610
24,672	Vanda Pharmaceuticals, Inc.*	383,650
12,528	Versartis, Inc.*	231,768
3,740	Xencor, Inc.*	87,329

		55,188,026

Building Products – 2.4%
13,247	American Woodmark Corp.*	1,300,193
25,834	Armstrong Flooring, Inc.*	448,478
27,619	Caesarstone Ltd.*	969,427
142,000	Continental Building Products, Inc.*	3,124,000
48,805	Masonite International Corp.*	3,789,708
5,684	Ply Gem Holdings, Inc.*	99,470

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Building Products – (continued)
40,375	Simpson Manufacturing Co., Inc.	$ 1,788,209
8,254	Trex Co., Inc.*	620,783
4,023	Universal Forest Products, Inc.	337,329

		12,477,597

Capital Markets – 2.8%
4,060	Artisan Partners Asset Management, Inc. Class A	134,995
57,235	Evercore Partners, Inc. Class A	4,501,533
74,288	Greenhill & Co., Inc.	1,374,328
74,944	Houlihan Lokey, Inc.	2,786,418
77,515	Moelis & Co. Class A	3,170,363
41,779	Piper Jaffray Cos.	2,607,010

		14,574,647

Chemicals – 2.7%
38,746	A. Schulman, Inc.	1,019,020
2,636	AdvanSix, Inc.*	88,253
5,994	Balchem Corp.	465,134
16,127	Chase Corp.	1,742,522
87,681	Ferro Corp.*	1,686,983
63,087	Innophos Holdings, Inc.	2,635,144
1,484	KMG Chemicals, Inc.	75,120
25,873	Koppers Holdings, Inc.*	939,190
31,108	Minerals Technologies, Inc.	2,202,447
6,046	OMNOVA Solutions, Inc.*	56,832
62,036	PolyOne Corp.	2,269,277
31,667	Rayonier Advanced Materials, Inc.	472,155
7,953	Stepan Co.	653,498

		14,305,575

Commercial Services & Supplies – 4.0%
98,140	Brady Corp. Class A	3,258,248
40,236	HNI Corp.	1,518,909
10,623	Interface, Inc.	201,306
146,657	Kimball International, Inc. Class B	2,444,772
49,903	Matthews International Corp. Class A	3,271,142
74,471	McGrath RentCorp	2,645,954
49,657	MSA Safety, Inc.	3,980,505
49,793	Quad Graphics, Inc.	1,118,351
54,825	RR Donnelley & Sons Co.	677,637
59,836	Steelcase, Inc. Class A	816,761
11,832	The Brink’s Co.	924,671

		20,858,256

Communications Equipment – 1.7%
16,235	Applied Optoelectronics, Inc.*(a)	1,582,750
225,407	Extreme Networks, Inc.*	1,981,328
69,523	Finisar Corp.*	1,892,416
13,596	InterDigital, Inc.	990,469
1,153	Lumentum Holdings, Inc.*	72,178
60,095	NetScout Systems, Inc.*	2,073,277

Shares	Description	Value
Common Stocks – (continued)
Communications Equipment – (continued)
38,141	Oclaro, Inc.*(a)	$ 373,019

		8,965,437

Construction & Engineering – 1.6%
48,122	Argan, Inc.	3,101,463
20,327	Comfort Systems USA, Inc.	676,889
9,485	EMCOR Group, Inc.	640,238
43,918	MasTec, Inc.*	2,029,012
2,246	MYR Group, Inc.*	71,445
82,707	Primoris Services Corp.	2,061,058

		8,580,105

Consumer Finance* – 0.3%
83,633	Enova International, Inc.	1,212,678
6,465	Green Dot Corp. Class A	260,152
20,781	LendingClub Corp.	105,360
7,323	Regional Management Corp.	175,679

		1,753,869

Diversified Consumer Services – 1.7%
8,608	Bridgepoint Education, Inc.*	83,584
18,573	Capella Education Co.	1,275,965
106,396	Chegg, Inc.*(a)	1,473,585
6,522	Collectors Universe, Inc.	162,267
140,248	Houghton Mifflin Harcourt Co.*	1,675,964
20,098	K12, Inc.*	355,935
65,911	Sotheby’s*	3,729,903
3,489	Weight Watchers International, Inc.*	124,976

		8,882,179

Diversified Telecommunication Services – 1.3%
82,805	Cogent Communications Holdings, Inc.	3,457,109
132,053	Consolidated Communications Holdings, Inc.	2,376,954
163,090	Vonage Holdings Corp.*	1,078,025

		6,912,088

Electrical Equipment – 0.4%
3,525	Allied Motion Technologies, Inc.	104,305
11,297	EnerSys	816,434
35,322	Generac Holdings, Inc.*	1,270,532

		2,191,271

Electronic Equipment, Instruments & Components – 3.3%
77,033	Benchmark Electronics, Inc.*	2,592,160
11,769	Control4 Corp.*	268,922
8,640	Fabrinet*	388,886
11,891	II-VI, Inc.*	453,047
32,171	Itron, Inc.*	2,348,483
4,272	Kimball Electronics, Inc.*	83,090
40,086	Methode Electronics, Inc.	1,593,418
16,088	Plexus Corp.*	862,478
31,839	Rogers Corp.*	3,756,047

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)
33,990	Sanmina Corp.*	$ 1,218,542
158,470	TTM Technologies, Inc.*	2,754,209
71,399	Vishay Intertechnology, Inc.	1,274,472

		17,593,754

Energy Equipment & Services – 1.2%
5,899	C&J Energy Services, Inc.*	190,774
19,982	Exterran Corp.*	553,302
150,953	Fairmount Santrol Holdings, Inc.*(a)	440,783
370,598	McDermott International, Inc.*	2,508,948
5,512	RigNet, Inc.*	104,452
102,126	Smart Sand, Inc.*	671,989
69,512	US Silica Holdings, Inc.	2,024,884

		6,495,132

Equity Real Estate Investment Trusts (REITs) – 4.4%
99,736	First Industrial Realty Trust, Inc.	3,043,943
50,293	National Storage Affiliates Trust	1,154,727
2,279	NexPoint Residential Trust, Inc.	57,180
30,024	PS Business Parks, Inc.	4,037,027
74,226	QTS Realty Trust, Inc. Class A	3,968,864
144,694	Quality Care Properties, Inc.*	2,433,753
3,105	Retail Opportunity Investments Corp.	62,969
107,696	Rexford Industrial Realty, Inc.	3,071,490
15,735	Starwood Waypoint Homes	550,096
33,447	Sunstone Hotel Investors, Inc.	544,517
30,548	Terreno Realty Corp.	1,057,572
36,605	Tier REIT, Inc.	676,461
116,394	Xenia Hotels & Resorts, Inc.	2,365,126

		23,023,725

Food Products – 0.4%
21,688	Darling Ingredients, Inc.*	352,864
10,684	Fresh Del Monte Produce, Inc.	549,905
5,114	J&J Snack Foods Corp.	671,979
4,580	John B. Sanfilippo & Son, Inc.	294,586
1,956	Lancaster Colony Corp.	239,845

		2,109,179

Health Care Equipment & Supplies – 3.8%
30,286	AngioDynamics, Inc.*	492,148
15,330	Anika Therapeutics, Inc.*	784,283
10,741	AtriCure, Inc.*	260,254
28,929	Cantel Medical Corp.	2,146,532
30,700	Cardiovascular Systems, Inc.*	968,585
13,229	Cutera, Inc.*	344,615
16,845	Heska Corp.*	1,845,201
6,489	Inogen, Inc.*	612,432
62,678	K2M Group Holdings, Inc.*	1,524,956
27,018	Lantheus Holdings, Inc.*	498,482

Shares	Description	Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
17,823	LeMaitre Vascular, Inc.	$ 642,876
50,369	Masimo Corp.*	4,764,907
21,522	Meridian Bioscience, Inc.	291,623
33,760	OraSure Technologies, Inc.*	592,150
25,976	Orthofix International NV*	1,126,839
16,577	Quidel Corp.*	530,298
11,472	STAAR Surgical Co.*	117,588
12,812	Varex Imaging Corp.*	395,250
67,391	Wright Medical Group NV*	1,770,362

		19,709,381

Health Care Providers & Services – 1.9%
16,166	Amedisys, Inc.*	765,622
2,773	BioTelemetry, Inc.*	94,837
69,015	Community Health Systems, Inc.*	493,457
2,539	CorVel Corp.*	120,730
28,543	HealthEquity, Inc.*	1,309,267
19,173	Landauer, Inc.	1,043,970
37,566	LHC Group, Inc.*	2,175,071
4,703	Magellan Health, Inc.*	350,609
48,314	Molina Healthcare, Inc.*	3,227,375
39,886	Triple-S Management Corp. Class B*	617,435

		10,198,373

Health Care Technology* – 0.9%
3,443	HMS Holdings Corp.	69,136
29,346	Medidata Solutions, Inc.	2,254,066
81,194	Quality Systems, Inc.	1,388,417
28,572	Vocera Communications, Inc.	779,159

		4,490,778

Hotels, Restaurants & Leisure – 2.0%
19,406	Boyd Gaming Corp.	486,314
3,211	Buffalo Wild Wings, Inc.*	345,183
609	Churchill Downs, Inc.	113,913
7,848	Marriott Vacations Worldwide Corp.	917,039
98,381	Penn National Gaming, Inc.*	1,983,361
101,675	Red Rock Resorts, Inc. Class A	2,430,033
85,287	Scientific Games Corp. Class A*	3,159,883
81,617	SeaWorld Entertainment, Inc.(a)	1,255,269

		10,690,995

Household Durables – 2.4%
64,336	Beazer Homes USA, Inc.*	853,095
22,757	Installed Building Products, Inc.*	1,224,326
121,601	KB Home	2,787,095
31,905	M/I Homes, Inc.*	827,616
82,104	MDC Holdings, Inc.	2,815,346
144,753	Taylor Morrison Home Corp. Class A*	3,274,313
14,460	TopBuild Corp.*	763,199

		12,544,990

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Household Products* – 0.3%
55,771	Central Garden & Pet Co. Class A	$ 1,715,516

Independent Power and Renewable Electricity Producers – 0.7%
54,338	Ormat Technologies, Inc.	3,222,243
12,108	Pattern Energy Group, Inc.	303,911

		3,526,154

Industrial Conglomerates – 0.1%
8,132	Raven Industries, Inc.	279,741

Insurance – 1.4%
95,704	American Equity Investment Life Holding Co.	2,562,953
8,969	Argo Group International Holdings Ltd.(b)	537,692
2,545	FBL Financial Group, Inc. Class A	172,806
87,138	Genworth Financial, Inc. Class A*	298,883
4,565	Health Insurance Innovations, Inc. Class A*	128,048
2,327	James River Group Holdings Ltd.	93,452
93,819	Maiden Holdings Ltd.	1,041,391
4,444	Primerica, Inc.	360,186
21,370	Stewart Information Services Corp.	839,841
55,850	Trupanion, Inc.*(a)	1,330,347

		7,365,599

Internet & Direct Marketing Retail – 1.2%
53,324	Etsy, Inc.*	766,266
85,002	Groupon, Inc.*	319,607
83,669	Liberty TripAdvisor Holdings, Inc. Class A*	983,111
55,247	Nutrisystem, Inc.	3,080,020
26,692	Shutterfly, Inc.*	1,308,976

		6,457,980

Internet Software & Services – 5.2%
19,758	Appfolio, Inc. Class A*	690,542
132,964	Blucora, Inc.*	2,978,394
177,684	Box, Inc. Class A*	3,349,343
9,836	Care.com, Inc.*	142,917
13,993	ChannelAdvisor Corp.*	146,926
98,828	Cornerstone OnDemand, Inc.*	3,983,757
4,835	Envestnet, Inc.*	188,807
88,640	Five9, Inc.*	1,955,398
62,895	Hortonworks, Inc.*	842,793
13,618	LivePerson, Inc.*	184,524
121,542	MINDBODY, Inc. Class A*	3,154,015
71,871	New Relic, Inc.*	3,375,062
130,331	NIC, Inc.	2,117,879
54,590	TrueCar, Inc.*(a)	1,033,389
91,050	Web.com Group, Inc.*	1,998,547

Shares	Description	Value
Common Stocks – (continued)
Internet Software & Services – (continued)
44,103	Yelp, Inc.*	$ 1,434,671

		27,576,964

IT Services – 2.7%
35,642	Acxiom Corp.*	961,265
77,555	CSG Systems International, Inc.	3,206,899
9,373	EPAM Systems, Inc.*	805,422
104,087	EVERTEC, Inc.	1,857,953
7,373	Forrester Research, Inc.	300,818
15,886	MAXIMUS, Inc.	958,879
76,601	Perficient, Inc.*	1,440,099
5,887	Science Applications International Corp.	414,504
13,891	Sykes Enterprises, Inc.*	472,294
9,607	TeleTech Holdings, Inc.	401,573
22,007	The Hackett Group, Inc.	361,355
221,855	Travelport Worldwide Ltd.	3,172,526

		14,353,587

Leisure Products – 0.8%
205,085	Callaway Golf Co.	2,610,732
15,798	Malibu Boats, Inc. Class A*	451,981
55,471	MCBC Holdings, Inc.*	1,026,213

		4,088,926

Life Sciences Tools & Services – 0.7%
22,806	Cambrex Corp.*	1,391,166
31,934	Enzo Biochem, Inc.*	346,484
33,511	INC Research Holdings, Inc. Class A*	1,843,105
13,925	Luminex Corp.	284,488

		3,865,243

Machinery – 2.3%
3,386	Alamo Group, Inc.	314,932
2,922	Briggs & Stratton Corp.	68,433
18,663	Franklin Electric Co., Inc.	753,985
104,739	Hillenbrand, Inc.	3,770,604
3,474	Kadant, Inc.	271,146
52,732	Kennametal, Inc.	1,945,811
39,883	Milacron Holdings Corp.*	717,096
680	RBC Bearings, Inc.*	70,271
14,704	SPX FLOW, Inc.*	521,404
141,577	Wabash National Corp.	2,701,289
11,434	Watts Water Technologies, Inc. Class A	736,350

		11,871,321

Media – 0.6%
6,034	Hemisphere Media Group, Inc.*	75,425
121,820	MSG Networks, Inc. Class A*	2,606,948
2,992	Sinclair Broadcast Group, Inc. Class A	107,862
6,385	Time, Inc.	89,709
4,396	tronc, Inc.*	56,137

		2,936,081

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Metals & Mining – 0.7%
19,669	Carpenter Technology Corp.	$ 795,218
57,607	Schnitzer Steel Industries, Inc. Class A	1,486,261
29,502	Worthington Industries, Inc.	1,494,866

		3,776,345

Mortgage Real Estate Investment Trusts (REITs) – 0.1%
18,296	AG Mortgage Investment Trust, Inc.	336,829

Multiline Retail* – 0.3%
34,731	Ollie’s Bargain Outlet Holdings, Inc.	1,552,476

Oil, Gas & Consumable Fuels – 1.0%
64,728	CVR Energy, Inc.(a)	1,224,007
53,352	Denbury Resources, Inc.*	77,894
10,965	Energy XXI Gulf Coast, Inc.*	216,997
22,267	Green Plains, Inc.	439,773
10,102	Pacific Ethanol, Inc.*	63,138
55,953	Peabody Energy Corp.*	1,568,922
10,501	REX American Resources Corp.*	1,049,890
62,514	Ultra Petroleum Corp.*	643,269

		5,283,890

Paper & Forest Products – 1.2%
88,929	KapStone Paper & Packaging Corp.	2,032,917
176,951	Louisiana-Pacific Corp.*	4,443,240

		6,476,157

Personal Products – 0.2%
11,620	Medifast, Inc.	496,058
7,735	USANA Health Sciences, Inc.*	441,668

		937,726

Pharmaceuticals – 2.9%
2,070	Aerie Pharmaceuticals, Inc.*	112,401
134,974	Catalent, Inc.*(b)	4,683,598
58,406	Corcept Therapeutics, Inc.*	728,323
69,693	Depomed, Inc.*	718,535
147,921	Innoviva, Inc.*	2,029,476
22,593	Intersect ENT, Inc.*	619,048
10,457	Nektar Therapeutics*	228,276
28,949	Pacira Pharmaceuticals, Inc.*	1,143,486
77,645	Phibro Animal Health Corp. Class A	2,966,039
99,703	SciClone Pharmaceuticals, Inc.*	1,091,748
22,221	Supernus Pharmaceuticals, Inc.*	898,839

		15,219,769

Shares	Description	Value
Common Stocks – (continued)
Professional Services – 2.2%
13,369	Barrett Business Services, Inc.	$ 735,696
18,279	CBIZ, Inc.*	271,443
17,479	Exponent, Inc.	1,139,631
16,618	FTI Consulting, Inc.*	545,237
1,482	ICF International, Inc.*	67,060
71,213	On Assignment, Inc.*	3,507,240
52,081	RPX Corp.*	711,947
76,878	TriNet Group, Inc.*	2,690,730
25,403	WageWorks, Inc.*	1,656,276

		11,325,260

Real Estate Management & Development – 0.1%
28,960	Kennedy-Wilson Holdings, Inc.	582,096
2,173	The RMR Group, Inc. Class A	106,151

		688,247

Road & Rail – 0.8%
7,645	Avis Budget Group, Inc.*	235,313
90,004	Heartland Express, Inc.	1,901,785
14,751	Marten Transport Ltd.	235,278
56,798	Werner Enterprises, Inc.	1,684,061

		4,056,437

Semiconductors & Semiconductor Equipment – 4.5%
14,405	Advanced Energy Industries, Inc.*	1,045,083
130,629	Amkor Technology, Inc.*	1,354,623
45,511	Cabot Microelectronics Corp.	3,374,640
70,505	Cirrus Logic, Inc.*	4,331,827
75,232	Diodes, Inc.*	1,995,905
135,157	Entegris, Inc.*	3,527,598
13,712	FormFactor, Inc.*	179,627
20,003	MKS Instruments, Inc.	1,673,251
101,443	Photronics, Inc.*	1,019,502
8,383	Rambus, Inc.*	108,057
68,225	Rudolph Technologies, Inc.*	1,688,569
43,082	Silicon Laboratories, Inc.*	3,235,458
15,166	Ultra Clean Holdings, Inc.*	355,643

		23,889,783

Software – 5.0%
52,965	American Software, Inc. Class A	513,761
84,714	Aspen Technology, Inc.*(b)	4,817,685
15,027	Blackbaud, Inc.	1,387,593
29,379	Bottomline Technologies de, Inc.*	836,714
23,439	CommVault Systems, Inc.*	1,395,793
22,348	Fair Isaac Corp.	3,185,707
55,562	HubSpot, Inc.*	4,019,911
69,835	Imperva, Inc.*	3,146,067
5,395	MicroStrategy, Inc. Class A*	725,681
57,085	Paylocity Holding Corp.*	2,595,655
6,272	Progress Software Corp.	200,767
14,489	Proofpoint, Inc.*	1,235,042
15,598	Rapid7, Inc.*	236,934
27,404	RingCentral, Inc. Class A*	953,659
22,512	The Rubicon Project, Inc.*	105,806
18,809	Varonis Systems, Inc.*	700,635

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Software – (continued)
9,934	Zix Corp.*	$ 52,948

		26,110,358

Specialty Retail – 2.0%
28,517	American Eagle Outfitters, Inc.	337,641
56,236	Asbury Automotive Group, Inc.*	3,036,744
24,312	Big 5 Sporting Goods Corp.(a)	261,354
45,429	Camping World Holdings, Inc. Class A	1,451,911
68,716	Chico’s FAS, Inc.	628,751
76,573	Francesca’s Holdings Corp.*	745,055
3,619	Haverty Furniture Cos., Inc.	80,523
34,027	Pier 1 Imports, Inc.	156,865
103,462	Select Comfort Corp.*	3,498,050
3,920	Tile Shop Holdings, Inc.	57,232

		10,254,126

Textiles, Apparel & Luxury Goods – 1.9%
37,013	Deckers Outdoor Corp.*	2,400,663
78,951	Fossil Group, Inc.*	888,199
5,409	Oxford Industries, Inc.	341,470
80,956	Steven Madden Ltd.*	3,319,196
105,789	Wolverine World Wide, Inc.	2,983,250

		9,932,778

Thrifts & Mortgage Finance – 0.8%
41,171	BofI Holding, Inc.*(a)	1,147,436
77,030	Meridian Bancorp, Inc.	1,359,579
5,430	Meta Financial Group, Inc.	387,159
27,856	Walker & Dunlop, Inc.*	1,399,764
4,802	Waterstone Financial, Inc.	90,518

		4,384,456

Trading Companies & Distributors – 1.0%
28,118	BMC Stock Holdings, Inc.*	618,596
2,292	DXP Enterprises, Inc.*	65,528
59,848	H&E Equipment Services, Inc.	1,350,769
77,721	Rush Enterprises, Inc. Class A*	3,352,107

		5,387,000

Wireless Telecommunication Services* – 0.2%
86,524	Boingo Wireless, Inc.	1,283,151

TOTAL COMMON STOCKS (Cost $475,789,371)		$508,446,202

Shares	Distribution Rate	Value
Investment Companies(c)(d) – 1.5%
Goldman Sachs Financial Square Government Fund - Institutional Shares
7,668,853	0.895%	$ 7,668,853
(Cost $7,668,853)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $483,458,224)		$516,115,055

Securities Lending Reinvestment Vehicle(c)(d) – 3.1%
Goldman Sachs Financial Square Government Fund - Institutional Shares
16,213,301	0.895%	$ 16,213,301
(Cost $16,213,301)

TOTAL INVESTMENTS – 101.3% (Cost $499,671,525)		$532,328,356

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.3)%		(6,690,703)

NET ASSETS – 100.0%		$525,637,653

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on July 31, 2017.

(d)	Represents an Affiliated Fund.

Investment Abbreviation:
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At July 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Russell 2000 Mini Index	123	September 2017	$8,760,060	$61,025

TAX INFORMATION — At July 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$500,998,526

Gross unrealized gain	45,587,038
Gross unrealized loss	(14,257,208)

Net unrealized security gain	$31,329,830

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 97.6%
Aerospace & Defense – 1.6%
4,264	Curtiss-Wright Corp.	$ 411,135
5,819	Ducommun, Inc.*	168,518
17,249	Esterline Technologies Corp.*	1,664,529
22,580	Triumph Group, Inc.	578,048

		2,822,230

Airlines – 0.8%
21,268	Hawaiian Holdings, Inc.*	880,495
16,842	SkyWest, Inc.	614,733

		1,495,228

Auto Components – 1.1%
12,017	Cooper-Standard Holdings, Inc.*	1,228,858
29,202	Superior Industries International, Inc.	570,899
8,535	Tower International, Inc.	210,815

		2,010,572

Banks – 14.7%
2,280	Arrow Financial Corp.	74,328
3,471	Bancfirst Corp.	370,529
15,300	Banner Corp.	883,881
1,910	Camden National Corp.	80,220
26,706	CenterState Banks, Inc.	667,383
37,516	Central Pacific Financial Corp.	1,160,370
2,326	CU Bancorp*	85,829
10,585	Customers Bancorp, Inc.*	315,962
62,717	CVB Financial Corp.	1,350,924
18,383	Enterprise Financial Services Corp.	727,048
6,719	Farmers Capital Bank Corp.	252,299
25,579	FCB Financial Holdings, Inc. Class A*	1,206,050
17,480	Fidelity Southern Corp.	368,129
4,919	Financial Institutions, Inc.	144,619
39,447	First Busey Corp.	1,153,430
4,294	First Citizens BancShares, Inc. Class A	1,580,278
19,673	First Commonwealth Financial Corp.	256,339
5,758	First Financial Bancorp	147,405
2,464	First Financial Corp.	113,467
5,598	First Interstate BancSystem, Inc. Class A	204,607
28,518	First Merchants Corp.	1,153,268
1,320	Flushing Financial Corp.	37,660
528	Great Southern Bancorp, Inc.	27,430
40,059	Hanmi Financial Corp.	1,147,690
11,682	Heartland Financial USA, Inc.	550,222
46,072	Hilltop Holdings, Inc.	1,153,182
12,234	Home BancShares, Inc.	303,403
16,404	IBERIABANK Corp.	1,326,263
37,101	International Bancshares Corp.	1,313,375
10,615	Lakeland Bancorp, Inc.	205,400
2,006	National Commerce Corp.*	80,441
1,866	Northrim BanCorp, Inc.	54,394

Shares	Description	Value
Common Stocks – (continued)
Banks – (continued)
57,321	OFG Bancorp	$ 576,076
16,796	Peapack Gladstone Financial Corp.	525,211
993	People’s Utah Bancorp	27,605
7,938	Republic Bancorp, Inc. Class A	284,974
28,832	Sandy Spring Bancorp, Inc.	1,154,433
4,095	Towne Bank	128,174
29,967	TriCo Bancshares	1,105,782
17,737	UMB Financial Corp.	1,235,560
33,069	Umpqua Holdings Corp.	613,099
43,254	United Community Banks, Inc.	1,200,731
3,384	WesBanco, Inc.	129,370
12,657	Wintrust Financial Corp.	953,199

		26,430,039

Beverages – 0.0%
620	National Beverage Corp.	63,314

Biotechnology – 2.8%
22,957	Akebia Therapeutics, Inc.*	302,803
24,099	AMAG Pharmaceuticals, Inc.*	473,545
4,389	Array BioPharma, Inc.*	32,961
4,234	Bluebird Bio, Inc.*	399,055
1,363	Emergent BioSolutions, Inc.*	49,572
1,617	Enanta Pharmaceuticals, Inc.*	61,624
15,930	FibroGen, Inc.*	544,009
30,778	Genomic Health, Inc.*	981,818
9,663	MiMedx Group, Inc.*(a)	144,558
42,941	Momenta Pharmaceuticals, Inc.*	710,674
7,050	Myriad Genetics, Inc.*	171,104
199,739	PDL BioPharma, Inc.	453,408
3,341	Portola Pharmaceuticals, Inc.*	206,140
6,904	PTC Therapeutics, Inc.*	142,360
11,011	Retrophin, Inc.*	222,863
2,179	Sarepta Therapeutics, Inc.*	84,066

		4,980,560

Building Products* – 0.5%
5,178	Armstrong Flooring, Inc.	89,890
4,880	Caesarstone Ltd.	171,288
22,917	Continental Building Products, Inc.	504,174
3,102	Gibraltar Industries, Inc.	92,595
1,001	Masonite International Corp.	77,727

		935,674

Capital Markets – 1.9%
13,879	Evercore Partners, Inc. Class A	1,091,583
40,139	Greenhill & Co., Inc.	742,572
2,659	INTL FCStone, Inc.*	104,047
12,937	Moelis & Co. Class A	529,123
16,437	Piper Jaffray Cos.	1,025,669

		3,492,994

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Chemicals – 1.8%
19,150	A. Schulman, Inc.	$ 503,645
24,767	Innophos Holdings, Inc.	1,034,518
2,253	Koppers Holdings, Inc.*	81,784
15,229	Minerals Technologies, Inc.	1,078,213
5,602	Rayonier Advanced Materials, Inc.	83,526
4,307	Stepan Co.	353,906
7,301	Tronox Ltd. Class A	141,493

		3,277,085

Commercial Services & Supplies – 3.0%
13,518	ACCO Brands Corp.*	157,485
29,358	Brady Corp. Class A	974,686
19,443	CECO Environmental Corp.	187,819
12,209	Ennis, Inc.	235,023
20,284	Essendant, Inc.	253,144
47,710	Kimball International, Inc. Class B	795,326
33,716	McGrath RentCorp	1,197,929
14,080	MSA Safety, Inc.	1,128,653
15,245	Quad Graphics, Inc.	342,403
9,103	RR Donnelley & Sons Co.	112,513

		5,384,981

Communications Equipment* – 1.1%
13,921	Finisar Corp.	378,930
44,487	NetScout Systems, Inc.	1,534,801

		1,913,731

Construction & Engineering – 1.0%
15,459	Argan, Inc.	996,333
7,175	EMCOR Group, Inc.	484,312
9,706	MYR Group, Inc.*	308,748

		1,789,393

Consumer Finance* – 0.5%
32,516	Enova International, Inc.	471,482
6,355	Regional Management Corp.	152,456
2,885	World Acceptance Corp.	218,020

		841,958

Diversified Consumer Services – 1.4%
1,561	American Public Education, Inc.*	33,249
6,776	Bridgepoint Education, Inc.*	65,795
5,337	Capella Education Co.	366,652
3,283	Houghton Mifflin Harcourt Co.*	39,232
37,415	K12, Inc.*	662,620
21,384	Regis Corp.*	225,173
20,636	Sotheby’s*	1,167,791

		2,560,512

Diversified Telecommunication Services – 0.7%
20,708	Cogent Communications Holdings, Inc.	864,559
26,268	Consolidated Communications Holdings, Inc.	472,824

		1,337,383

Shares	Description	Value
Common Stocks – (continued)
Electric Utilities – 0.1%
2,130	MGE Energy, Inc.	$ 141,751
2,035	PNM Resources, Inc.	81,095

		222,846

Electrical Equipment – 0.1%
6,773	Powell Industries, Inc.	215,720

Electronic Equipment, Instruments & Components – 5.3%
59,912	AVX Corp.	1,070,628
40,294	Benchmark Electronics, Inc.*	1,355,893
5,109	CTS Corp.	112,398
10,668	Daktronics, Inc.	104,333
23,778	Kimball Electronics, Inc.*	462,482
22,953	Plexus Corp.*	1,230,510
9,920	Rogers Corp.*	1,170,262
36,256	Sanmina Corp.*	1,299,778
74,908	TTM Technologies, Inc.*	1,301,901
83,698	Vishay Intertechnology, Inc.	1,494,009

		9,602,194

Energy Equipment & Services – 3.5%
30,284	Archrock, Inc.	331,610
18,030	C&J Energy Services, Inc.*	583,090
72,079	Ensco PLC Class A	381,298
23,314	Exterran Corp.*	645,565
74,694	Fairmount Santrol Holdings, Inc.*(a)	218,106
187,658	McDermott International, Inc.*	1,270,445
6,149	Natural Gas Services Group, Inc.*	153,417
48,051	Newpark Resources, Inc.*	401,226
15,479	Oil States International, Inc.*	384,653
54,459	Pioneer Energy Services Corp.*	119,810
55,970	Rowan Cos. PLC Class A*	653,170
29,461	Smart Sand, Inc.*	193,853
26,952	Unit Corp.*	484,597
18,829	US Silica Holdings, Inc.	548,489

		6,369,329

Equity Real Estate Investment Trusts (REITs) – 10.3%
5,926	Ashford Hospitality Prime, Inc.	61,393
15,739	Chatham Lodging Trust	325,482
4,671	Chesapeake Lodging Trust	117,849
72,785	DiamondRock Hospitality Co.	850,129
27,787	FelCor Lodging Trust, Inc.	205,068
46,925	First Industrial Realty Trust, Inc.	1,432,151
101,633	First Potomac Realty Trust	1,131,175
32,358	Kite Realty Group Trust	664,310

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
18,661	National Storage Affiliates Trust	$ 428,457
3,879	NexPoint Residential Trust, Inc.	97,324
6,896	PS Business Parks, Inc.	927,236
19,891	QTS Realty Trust, Inc. Class A	1,063,572
69,489	Quality Care Properties, Inc.*	1,168,805
84,254	RAIT Financial Trust	168,508
17,945	Ramco-Gershenson Properties Trust	252,845
23,771	Retail Opportunity Investments Corp.	482,076
50,107	Rexford Industrial Realty, Inc.	1,429,052
53,967	RLJ Lodging Trust	1,141,942
46,028	Starwood Waypoint Homes	1,609,139
103,549	Sunstone Hotel Investors, Inc.	1,685,778
13,513	Terreno Realty Corp.	467,820
58,810	Tier REIT, Inc.	1,086,809
8,419	Urstadt Biddle Properties Class A	176,294
74,892	Xenia Hotels & Resorts, Inc.	1,521,805

		18,495,019

Food & Staples Retailing – 0.0%
1,504	Village Super Market, Inc. Class A	37,194

Food Products – 1.3%
78,467	Darling Ingredients, Inc.*	1,276,658
3,029	Dean Foods Co.	45,435
19,353	Fresh Del Monte Produce, Inc.	996,099

		2,318,192

Gas Utilities – 0.8%
20,422	Northwest Natural Gas Co.	1,288,628
1,964	ONE Gas, Inc.	142,940

		1,431,568

Health Care Equipment & Supplies* – 1.0%
34,438	AngioDynamics, Inc.	559,618
3,924	Halyard Health, Inc.	157,823
11,887	Masimo Corp.	1,124,510

		1,841,951

Health Care Providers & Services* – 0.3%
40,381	Community Health Systems, Inc.	288,724
615	LHC Group, Inc.	35,609
18,579	Triple-S Management Corp. Class B	287,603

		611,936

Shares	Description	Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – 1.0%
28,493	International Speedway Corp. Class A	$ 1,020,050
1,335	Monarch Casino & Resort, Inc.*	44,175
35,257	Penn National Gaming, Inc.*	710,781

		1,775,006

Household Durables – 2.1%
46,153	Beazer Homes USA, Inc.*	611,989
2,057	CSS Industries, Inc.	55,066
33,081	KB Home	758,217
4,735	M/I Homes, Inc.*	122,826
32,553	MDC Holdings, Inc.	1,116,242
44,327	Taylor Morrison Home Corp. Class A*	1,002,677
3,671	The New Home Co, Inc.*	39,683
1,581	TopBuild Corp.*	83,445

		3,790,145

Household Products* – 0.4%
25,125	Central Garden & Pet Co. Class A	772,845

Independent Power and Renewable Electricity Producers – 1.2%
20,379	Ormat Technologies, Inc.	1,208,475
36,444	Pattern Energy Group, Inc.	914,744

		2,123,219

Insurance – 5.1%
58,135	American Equity Investment Life Holding Co.	1,556,855
21,006	Argo Group International Holdings Ltd.	1,259,310
82,545	CNO Financial Group, Inc.	1,888,630
17,126	FBL Financial Group, Inc. Class A	1,162,855
180,724	Genworth Financial, Inc. Class A*	619,883
19,778	James River Group Holdings Ltd.	794,285
71,549	Maiden Holdings Ltd.	794,194
25,511	Stewart Information Services Corp.	1,002,582

		9,078,594

Internet & Direct Marketing Retail – 0.2%
8,349	Liberty TripAdvisor Holdings, Inc. Class A*	98,101
3,844	Nutrisystem, Inc.	214,303

		312,404

Internet Software & Services* – 1.5%
40,332	Blucora, Inc.	903,437
10,532	Box, Inc. Class A	198,528
11,096	Cornerstone OnDemand, Inc.	447,280
4,614	MINDBODY, Inc. Class A	119,733
21,532	New Relic, Inc.	1,011,143

		2,680,121

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
IT Services – 1.6%
6,310	Convergys Corp.	$ 151,251
23,811	CSG Systems International, Inc.	984,585
20,678	EVERTEC, Inc.	369,102
5,352	Perficient, Inc.*	100,617
1,509	Sykes Enterprises, Inc.*	51,306
87,669	Travelport Worldwide Ltd.	1,253,667

		2,910,528

Leisure Products – 0.7%
92,095	Callaway Golf Co.	1,172,369

Machinery – 1.9%
3,751	Alamo Group, Inc.	348,881
19,575	Briggs & Stratton Corp.	458,447
841	Franklin Electric Co., Inc.	33,976
2,464	FreightCar America, Inc.	40,508
26,064	Hillenbrand, Inc.	938,304
5,562	Kennametal, Inc.	205,238
4,176	Milacron Holdings Corp.*	75,084
855	Park-Ohio Holdings Corp.	33,986
3,106	SPX FLOW, Inc.*	110,139
8,548	TriMas Corp.*	208,144
49,878	Wabash National Corp.	951,672

		3,404,379

Media – 1.0%
54,219	MSG Networks, Inc. Class A*	1,160,287
4,696	National CineMedia, Inc.	33,576
42,798	Time, Inc.	601,312

		1,795,175

Metals & Mining – 1.9%
33,564	Carpenter Technology Corp.	1,356,993
11,442	Haynes International, Inc.	357,906
16,707	Materion Corp.	642,384
42,694	Schnitzer Steel Industries, Inc. Class A	1,101,505

		3,458,788

Mortgage Real Estate Investment Trusts (REITs) – 2.3%
31,509	AG Mortgage Investment Trust, Inc.	580,081
24,311	ARMOUR Residential REIT, Inc.	614,096
15,136	Cherry Hill Mortgage Investment Corp.	290,460
44,946	Invesco Mortgage Capital, Inc.(b)	747,452
69,425	MTGE Investment Corp.	1,291,305
4,185	PennyMac Mortgage Investment Trust	73,656
46,535	Western Asset Mortgage Capital Corp.	483,498

		4,080,548

Shares	Description	Value
Common Stocks – (continued)
Multi-Utilities – 1.1%
20,104	NorthWestern Corp.	$ 1,161,810
15,834	Unitil Corp.	803,576

		1,965,386

Oil, Gas & Consumable Fuels – 3.4%
34,641	Bill Barrett Corp.*	117,086
51,031	Clean Energy Fuels Corp.*	133,701
17,296	Contango Oil & Gas Co.*	103,776
25,370	CVR Energy, Inc.(a)	479,747
182,904	Denbury Resources, Inc.*	267,040
62,721	DHT Holdings, Inc.	260,919
15,449	Eclipse Resources Corp.*	43,412
4,911	Energy XXI Gulf Coast, Inc.*	97,189
4,339	Golar LNG Ltd.(a)	103,312
31,725	Green Plains, Inc.	626,569
1,325	International Seaways, Inc.*	30,223
95,963	Oasis Petroleum, Inc.*	746,592
36,313	Overseas Shipholding Group, Inc. Class A*	111,844
25,974	Pacific Ethanol, Inc.*	162,337
39,822	Peabody Energy Corp.*(a)	1,116,609
9,079	REX American Resources Corp.*	907,718
73,177	Scorpio Tankers, Inc.	271,487
44,878	Ultra Petroleum Corp.*	461,795
31,634	W&T Offshore, Inc.*(a)	62,003

		6,103,359

Paper & Forest Products – 0.9%
21,447	KapStone Paper & Packaging Corp.	490,278
42,418	Louisiana-Pacific Corp.*	1,065,116

		1,555,394

Pharmaceuticals – 0.7%
5,384	Catalent, Inc.*	186,825
20,566	Phibro Animal Health Corp. Class A	785,621
19,194	SciClone Pharmaceuticals, Inc.*	210,174

		1,182,620

Professional Services – 2.4%
46,262	CBIZ, Inc.*	686,991
7,619	CRA International, Inc.	295,693
20,399	FTI Consulting, Inc.*	669,291
5,136	Heidrick & Struggles International, Inc.	92,962
11,558	ICF International, Inc.*	522,999
16,569	Kelly Services, Inc. Class A	368,992
38,444	Navigant Consulting, Inc.*	650,857
64,242	RPX Corp.*	878,188
3,368	TriNet Group, Inc.*	117,880
882	TrueBlue, Inc.*	22,535

		4,306,388

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Real Estate Management & Development – 0.1%
10,165	Kennedy-Wilson Holdings, Inc.	$ 204,316

Road & Rail – 0.5%
13,140	Marten Transport Ltd.	209,583
25,450	Werner Enterprises, Inc.	754,592

		964,175

Semiconductors & Semiconductor Equipment – 1.2%
23,116	Amkor Technology, Inc.*	239,713
3,512	Cabot Microelectronics Corp.	260,415
31,175	Diodes, Inc.*	827,073
69,414	Photronics, Inc.*	697,610
2,057	Rudolph Technologies, Inc.*	50,911

		2,075,722

Software* – 0.9%
1,849	Aspen Technology, Inc.	105,153
13,274	HubSpot, Inc.	960,374
9,132	Imperva, Inc.	411,396
594	MicroStrategy, Inc. Class A	79,899

		1,556,822

Specialty Retail – 3.0%
14,290	Aaron’s, Inc.	661,341
70,269	American Eagle Outfitters, Inc.	831,985
9,093	Asbury Automotive Group, Inc.*	491,022
19,166	Barnes & Noble, Inc.	156,203
21,839	Big 5 Sporting Goods Corp.(a)	234,769
59,803	Chico’s FAS, Inc.	547,197
11,137	Group 1 Automotive, Inc.	663,208
11,379	Haverty Furniture Cos., Inc.	253,183
89,802	Office Depot, Inc.	527,138
51,587	Pier 1 Imports, Inc.	237,816
19,796	Select Comfort Corp.*	669,303
6,572	Tilly’s, Inc. Class A	65,589
11,080	Zumiez, Inc.*	140,716

		5,479,470

Textiles, Apparel & Luxury Goods – 1.5%
18,337	Deckers Outdoor Corp.*	1,189,338
57,627	Fossil Group, Inc.*(a)	648,304
2,511	Movado Group, Inc.	61,770
2,497	Oxford Industries, Inc.	157,636
20,594	Wolverine World Wide, Inc.	580,751

		2,637,799

Thrifts & Mortgage Finance – 3.4%
70,126	Beneficial Bancorp, Inc.	1,093,965
14,670	BofI Holding, Inc.*(a)	408,853
8,632	Federal Agricultural Mortgage Corp. Class C	591,810
7,655	First Defiance Financial Corp.	396,146
790	Home Bancorp, Inc.	32,011
24,725	HomeStreet, Inc.*	649,031

Shares	Description	Value
Common Stocks – (continued)
Thrifts & Mortgage Finance – (continued)
59,361	Meridian Bancorp, Inc.	$ 1,047,722
2,614	Meta Financial Group, Inc.	186,378
1,537	Provident Financial Holdings, Inc.	29,203
32,267	Radian Group, Inc.	562,091
5,674	Riverview Bancorp, Inc.	43,066
59,017	TrustCo Bank Corp. NY	489,841
9,533	Walker & Dunlop, Inc.*	479,033
2,176	Waterstone Financial, Inc.	41,018

		6,050,168

Trading Companies & Distributors – 1.2%
16,300	BMC Stock Holdings, Inc.*	358,600
7,447	H&E Equipment Services, Inc.	168,079
1,536	MRC Global, Inc.*	25,098
31,166	Rush Enterprises, Inc. Class A*	1,344,190
12,340	Titan Machinery, Inc.*	220,269

		2,116,236

Water Utilities – 0.6%
4,034	Artesian Resources Corp. Class A	156,882
3,404	Middlesex Water Co	133,573
16,082	SJW Group	850,256

		1,140,711

Wireless Telecommunication Services – 0.2%
16,551	Spok Holdings, Inc.	271,436

TOTAL COMMON STOCKS (Cost $163,789,394)		$175,445,726

Shares	Distribution Rate	Value
Investment Companies(c)(d) – 0.0%
Goldman Sachs Financial Square Government Fund - Institutional Shares
969	0.895%	$ 969
(Cost $969)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $163,790,363)		$175,446,695

Securities Lending Reinvestment Vehicle(c)(d) – 1.6%
Goldman Sachs Financial Square Government Fund - Institutional Shares
2,800,625	0.895%	$ 2,800,625
(Cost $2,800,625)

TOTAL INVESTMENTS – 99.2% (Cost $166,590,988)		$178,247,320

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		1,513,584

NET ASSETS – 100.0%		$179,760,904

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on July 31, 2017.

(d)	Represents an Affiliated Fund.

Investment Abbreviations:
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At July 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Russell 2000 Mini Index	40	September 2017	$2,848,800	$(1,356)

TAX INFORMATION — At July 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$167,117,229

Gross unrealized gain	20,100,717
Gross unrealized loss	(8,970,626)

Net unrealized security gain	$11,130,091

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 97.6%
Aerospace & Defense – 4.3%
29,912	Arconic, Inc.	$ 741,519
29,522	Raytheon Co.	5,070,994
55,933	Spirit AeroSystems Holdings, Inc. Class A	3,380,031
42,368	The Boeing Co.	10,272,545
62,404	United Technologies Corp.	7,399,242

		26,864,331

Airlines – 1.5%
119,389	JetBlue Airways Corp.*	2,618,201
117,191	Southwest Airlines Co.	6,505,272

		9,123,473

Auto Components – 2.6%
65,699	BorgWarner, Inc.	3,070,771
77,190	Delphi Automotive PLC	6,979,520
42,333	Lear Corp.	6,273,327

		16,323,618

Automobiles – 0.3%
46,896	General Motors Co.	1,687,318

Banks – 4.6%
41,844	Bank of America Corp.	1,009,277
193,327	Citizens Financial Group, Inc.	6,781,911
14,300	Comerica, Inc.	1,034,033
110,734	JPMorgan Chase & Co.	10,165,381
82,858	Regions Financial Corp.	1,209,727
121,503	SunTrust Banks, Inc.	6,960,907
22,891	Wells Fargo & Co.	1,234,741

		28,395,977

Beverages – 1.1%
76,001	Molson Coors Brewing Co. Class B	6,762,569

Biotechnology – 5.0%
31,757	Alexion Pharmaceuticals, Inc.*	4,361,506
56,592	Amgen, Inc.	9,875,870
27,420	Biogen, Inc.*	7,940,558
64,932	Celgene Corp.*	8,792,442
7,999	Exelixis, Inc.*	216,853

		31,187,229

Building Products – 1.1%
163,668	Masco Corp.	6,240,661
5,531	Owens Corning	370,853

		6,611,514

Capital Markets – 1.6%
41,499	Intercontinental Exchange, Inc.	2,768,398
47,451	S&P Global, Inc.	7,287,999

		10,056,397

Shares	Description	Value
Common Stocks – (continued)
Chemicals – 0.6%
19,301	Celanese Corp. Series A	$ 1,856,177
4,270	Eastman Chemical Co.	355,094
49,868	Huntsman Corp.	1,327,486

		3,538,757

Communications Equipment – 1.4%
28,875	ARRIS International PLC*	807,345
38,192	F5 Networks, Inc.*	4,611,684
13,256	Harris Corp.	1,517,414
73,889	Juniper Networks, Inc.	2,065,198

		9,001,641

Consumer Finance – 1.6%
166,711	Ally Financial, Inc.	3,774,337
209,932	Synchrony Financial	6,365,138

		10,139,475

Containers & Packaging – 0.8%
35,263	Owens-Illinois, Inc.*	842,786
52,936	Sealed Air Corp.	2,303,245
33,973	WestRock Co.	1,950,730

		5,096,761

Diversified Financial Services – 0.8%
19,757	Berkshire Hathaway, Inc. Class B*	3,456,882
56,915	Leucadia National Corp.	1,481,498

		4,938,380

Diversified Telecommunication Services – 0.3%
21,223	AT&T, Inc.	827,697
15,535	Verizon Communications, Inc.	751,894

		1,579,591

Electrical Equipment – 0.6%
58,064	AMETEK, Inc.	3,575,581

Electronic Equipment, Instruments & Components – 2.0%
371,844	Flex Ltd.*	5,945,786
203,686	Jabil, Inc.	6,212,423

		12,158,209

Energy Equipment & Services – 0.2%
32,221	Baker Hughes a GE Co.	1,188,633

Equity Real Estate Investment Trusts (REITs) – 4.1%
183,513	American Homes 4 Rent Class A	4,222,634
58,840	American Tower Corp.	8,021,657
16,257	Equinix, Inc.	7,327,518
114,637	Host Hotels & Resorts, Inc.	2,139,127
18,805	Kimco Realty Corp.	379,485
70,241	Park Hotels & Resorts, Inc.	1,891,590
11,528	SBA Communications Corp.*	1,585,676

		25,567,687

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Food & Staples Retailing – 1.7%
109,675	CVS Health Corp.	$ 8,766,323
22,891	Walgreens Boots Alliance, Inc.	1,846,617

		10,612,940

Food Products – 2.1%
92,775	Conagra Brands, Inc.	3,176,616
90,242	Kellogg Co.	6,136,456
59,940	Tyson Foods, Inc. Class A	3,797,798

		13,110,870

Health Care Equipment & Supplies – 2.6%
116,452	Baxter International, Inc.	7,043,017
85,325	Danaher Corp.	6,953,134
14,039	IDEXX Laboratories, Inc.*	2,336,932

		16,333,083

Health Care Providers & Services – 5.8%
28,388	Anthem, Inc.	5,286,130
45,875	Centene Corp.*	3,643,393
42,295	Cigna Corp.	7,340,720
30,431	Humana, Inc.	7,035,647
60,758	UnitedHealth Group, Inc.	11,653,992
7,862	WellCare Health Plans, Inc.*	1,391,495

		36,351,377

Hotels, Restaurants & Leisure – 2.6%
76,584	Carnival Corp.	5,114,280
42,066	Hilton Worldwide Holdings, Inc.	2,630,387
93,351	International Game Technology PLC	1,777,403
99,877	Las Vegas Sands Corp.	6,153,422
5,403	Royal Caribbean Cruises Ltd.	610,917

		16,286,409

Household Durables* – 0.8%
20,813	Mohawk Industries, Inc.	5,182,229

Household Products – 1.4%
111,718	Colgate-Palmolive Co.	8,066,040
5,488	The Procter & Gamble Co.	498,420

		8,564,460

Independent Power and Renewable Electricity Producers – 1.0%
550,317	AES Corp.	6,152,544

Industrial Conglomerates – 0.2%
44,039	General Electric Co.	1,127,839

Insurance – 2.5%
45,345	Aon PLC	6,265,319
93,577	Marsh & McLennan Cos., Inc.	7,296,199
49,181	XL Group Ltd.	2,183,636

		15,745,154

Shares	Description	Value
Common Stocks – (continued)
Internet & Direct Marketing Retail – 2.6%
11,057	Amazon.com, Inc.*	$ 10,921,883
4,362	Expedia, Inc.	682,522
9,836	Netflix, Inc.*	1,786,808
1,464	The Priceline Group, Inc.*	2,969,724

		16,360,937

Internet Software & Services* – 5.3%
8,757	Alphabet, Inc. Class A	8,279,743
8,924	Alphabet, Inc. Class C	8,303,782
26,049	eBay, Inc.	930,731
65,237	Facebook, Inc. Class A	11,041,362
46,004	VeriSign, Inc.	4,654,225

		33,209,843

IT Services – 3.0%
3,821	Alliance Data Systems Corp.	922,504
24,194	International Business Machines Corp.	3,500,146
51,774	The Western Union Co.	1,022,537
11,774	Total System Services, Inc.	747,178
18,937	Vantiv, Inc. Class A*	1,203,446
113,336	Visa, Inc. Class A	11,283,732

		18,679,543

Life Sciences Tools & Services – 1.1%
14,758	Agilent Technologies, Inc.	882,381
2,745	Mettler-Toledo International, Inc.*	1,573,104
23,264	Thermo Fisher Scientific, Inc.	4,083,530

		6,539,015

Machinery – 1.9%
77,924	Allison Transmission Holdings, Inc.	2,945,527
42,593	Caterpillar, Inc.	4,853,472
12,862	Deere & Co.	1,649,938
33,094	Fortive Corp.	2,142,506

		11,591,443

Media – 2.5%
76,071	Comcast Corp. Class A	3,077,072
83,588	Omnicom Group, Inc.	6,581,719
257,569	The Interpublic Group of Cos., Inc.	5,566,066

		15,224,857

Metals & Mining* – 0.1%
21,807	Freeport-McMoRan, Inc.	318,818

Mortgage Real Estate Investment Trusts (REITs) – 0.3%
92,546	AGNC Investment Corp.	1,960,124

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Multi-Utilities – 0.0%
5,743	CMS Energy Corp.	$ 265,556

Multiline Retail – 0.8%
89,120	Target Corp.	5,050,430

Oil, Gas & Consumable Fuels – 5.4%
100,387	Chevron Corp.	10,961,257
49,826	Exxon Mobil Corp.	3,988,073
98,703	Marathon Petroleum Corp.	5,526,381
26,003	Newfield Exploration Co.*	747,066
63,414	Phillips 66	5,310,922
105,405	Valero Energy Corp.	7,269,783

		33,803,482

Personal Products – 0.1%
3,923	The Estee Lauder Cos., Inc. Class A	388,338

Pharmaceuticals – 2.4%
88,977	Bristol-Myers Squibb Co.	5,062,791
11,370	Eli Lilly & Co.	939,844
31,957	Johnson & Johnson	4,241,333
73,130	Merck & Co., Inc.	4,671,545

		14,915,513

Real Estate Management & Development – 0.7%
49,614	CBRE Group, Inc. Class A*	1,884,836
73,092	Realogy Holdings Corp.	2,426,654

		4,311,490

Semiconductors & Semiconductor Equipment – 2.8%
141,486	Applied Materials, Inc.	6,269,245
20,134	Broadcom Ltd.	4,966,252
132,457	Maxim Integrated Products, Inc.	6,018,846

		17,254,343

Software – 5.3%
61,014	Activision Blizzard, Inc.	3,769,445
57,517	Adobe Systems, Inc.*	8,425,665
5,365	Cadence Design Systems, Inc.*	197,969
60,255	Citrix Systems, Inc.*	4,758,940
25,311	Electronic Arts, Inc.*	2,954,806
143,617	Microsoft Corp.	10,440,956
12,641	Red Hat, Inc.*	1,249,816
12,298	ServiceNow, Inc.*	1,358,314

		33,155,911

Specialty Retail – 1.2%
54,955	Best Buy Co., Inc.	3,206,075
21,971	Burlington Stores, Inc.*	1,912,136
15,674	The Home Depot, Inc.	2,344,830

		7,463,041

Shares	Description	Value
Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – 4.9%
187,166	Apple, Inc.(a)	$ 27,837,199
75,562	Seagate Technology PLC	2,490,524

		30,327,723

Textiles, Apparel & Luxury Goods – 0.3%
32,874	NIKE, Inc. Class B	1,941,210
1,860	PVH Corp.	221,879

		2,163,089

Tobacco – 1.2%
65,181	Philip Morris International, Inc.	7,607,275

Trading Companies & Distributors* – 0.5%
60,904	AerCap Holdings NV	2,990,386

TOTAL COMMON STOCKS (Cost $537,906,077)		$606,845,203

Shares	Distribution Rate	Value
Investment Company(b)(c) – 1.4%
Goldman Sachs Financial Square Government Fund - Institutional Shares
8,754,491	0.895%	$ 8,754,491
(Cost $8,754,491)

TOTAL INVESTMENTS – 99.0% (Cost $546,660,568)		$615,599,694

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		6,318,360

NET ASSETS – 100.0%		$621,918,054

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on July 31, 2017.

(c)	Represents an Affiliated Fund.

Investment Abbreviation:
PLC	— Public Limited Company

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At July 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	82	September 2017	$10,118,800	$122,837

TAX INFORMATION — At July 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$549,068,218

Gross unrealized gain	74,507,983
Gross unrealized loss	(7,976,507)

Net unrealized security gain	$66,531,476

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — The accounting principles generally accepted in the United States of America (“GAAP”) defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. These investments are classified as Level 2 of the fair value hierarchy.

Securities Lending — Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying an amount equal to the market value of the securities loaned minus the value of the cash collateral received from the borrower for the loan, subject to the exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements collateralized by common stocks which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of July 31, 2017 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of July 31, 2017:

LARGE CAP GROWTH INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$25,254,193	$—	$—
North America	1,528,242,385	—	—
Investment Company	17,036,481	—	—
Total	$1,570,533,059	$—	$—

Derivative Type
Assets(b)
Futures Contracts	$323,572	$—	$—

LARGE CAP VALUE INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$3,803,870	$—	$—
North America	429,793,025	—	—
Investment Company	5,115,535	—	—
Total	$438,712,430	$—	$—

Derivative Type
Assets(b)
Futures Contracts	$91,379	$—	$—

SMALL CAP EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$378,659	$—	$—
Europe	3,189,137	—	—
North America	264,521,768	—	—
Investment Company	3,683,394	—	—
Securities Lending Reinvestment Vehicle	5,062,425	—	—
Total	$276,835,383	$—	$—

Derivative Type
Assets(b)
Futures Contracts	$25,029	$—	$—

SMALL CAP GROWTH INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$1,358,313	$—	$—
Europe	5,271,057	—	—
North America	501,727,204	—	89,628
Investment Company	7,668,853	—	—
Securities Lending Reinvestment Vehicle	16,213,301	—	—
Total	$532,238,728	$—	$89,628

Derivative Type
Assets(b)
Futures Contracts	$61,025	$—	$—

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

SMALL CAP VALUE INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$171,288	$—	$—
Europe	1,906,452	—	—
North America	173,367,986	—	—
Investment Company	969	—	—
Securities Lending Reinvestment Vehicle	2,800,625	—	—
Total	$178,247,320	$—	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(1,356)	$—	$—

U.S. EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$16,235,225	$—	$—
North America	590,609,978	—	—
Investment Company	8,754,491	—	—
Total	$615,599,694	$—	$—

Derivative Type
Assets(b)
Futures Contracts	$122,837	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for international equity securities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 98.4%
China – 32.5%
18,479	Alibaba Group Holding Ltd. ADR (Software & Services)*	$ 2,863,321
516,000	Angang Steel Co. Ltd. Class H (Materials)	418,194
133,800	Anhui Conch Cement Co. Ltd. Class H (Materials)	494,298
284,000	Brilliance China Automotive Holdings Ltd. (Automobiles & Components)	718,525
248,000	China Communications Construction Co. Ltd. Class H (Capital Goods)	330,307
504,500	China Merchants Bank Co. Ltd. Class H (Banks)	1,656,545
708,000	China Petroleum & Chemical Corp. Class H (Energy)	536,712
20,996	Ctrip.com International Ltd. ADR (Retailing)*	1,254,091
100,000	Geely Automobile Holdings Ltd. (Automobiles & Components)	230,913
1,467,000	Hilong Holding Ltd. (Energy)	247,271
1,208,635	Industrial & Commercial Bank of China Ltd. Class H (Banks)	844,542
115,186	Jiangsu Hengrui Medicine Co. Ltd. Class A (Pharmaceuticals, Biotechnology & Life Sciences)	876,447
20,540	Kweichow Moutai Co. Ltd. Class A (Food, Beverage & Tobacco)	1,469,284
210,000	Minth Group Ltd. (Automobiles & Components)	966,949
15,115	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)*	1,204,061
312,000	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	2,309,459
89,000	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	594,533
34,752	Silergy Corp. (Semiconductors & Semiconductor Equipment)	679,492
121,100	Tencent Holdings Ltd. (Software & Services)	4,833,583
72,500	Wuxi Biologics Cayman, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	324,871

		22,853,398

Hong Kong – 8.7%
347,836	AIA Group Ltd. (Insurance)	2,735,907
44,500	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	575,107
203,000	Chow Tai Fook Jewellery Group Ltd. (Retailing)	210,914
96,000	Galaxy Entertainment Group Ltd. (Consumer Services)	592,714

Shares	Description	Value
Common Stocks – (continued)
Hong Kong – (continued)
44,650	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	$ 1,271,999
92,600	IMAX China Holding, Inc. (Media)*(a)	244,566
1,960,000	Peace Mark Holdings Ltd. (Consumer Durables & Apparel)*	—
571,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	504,097

		6,135,304

India – 14.3%
2,555	Abbott India Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	177,045
20,768	AIA Engineering Ltd. (Capital Goods)	469,513
98,399	Ambuja Cements Ltd. (Materials)	403,582
8,839	Bajaj Finance Ltd. (Diversified Financials)	234,514
3,687	Bayer CropScience Ltd. (Materials)	269,827
21,381	Bharat Financial Inclusion Ltd. (Diversified Financials)*	281,301
12,304	Care Ratings Ltd. (Diversified Financials)	310,593
24,926	Castrol India Ltd. (Materials)	155,784
140,444	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)	478,916
29,444	Dewan Housing Finance Corp. Ltd. (Banks)	209,504
183,862	Edelweiss Financial Services Ltd. (Diversified Financials)	586,711
847	Eicher Motors Ltd. (Capital Goods)	396,924
185,514	Hindalco Industries Ltd. (Materials)	635,045
118,874	Hindustan Zinc Ltd. (Materials)	524,104
113,491	ICICI Bank Ltd. (Banks)	534,048
379,125	Idea Cellular Ltd. (Telecommunication Services)	545,686
7,871	Info Edge India Ltd. (Software & Services)	121,910
22,248	Laurus Labs Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)(a)	201,390
5,952	Maruti Suzuki India Ltd. (Automobiles & Components)	718,909
431	MRF Ltd. (Automobiles & Components)	464,866
17,894	Multi Commodity Exchange of India Ltd. (Diversified Financials)	312,375
80,786	Muthoot Finance Ltd. (Diversified Financials)	596,672

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
India – (continued)
32,495	Navin Fluorine International Ltd. (Materials)	$ 354,974
68,259	Prestige Estates Projects Ltd. (Real Estate)*	286,017
1,399	Procter & Gamble Hygiene & Health Care Ltd. (Household & Personal Products)	175,579
16,674	TeamLease Services Ltd. (Commercial & Professional Services)*	358,877
9,104	Thermax Ltd. (Capital Goods)	123,559
22,732	VRL Logistics Ltd. (Transportation)	115,937

		10,044,162

Indonesia – 2.2%
810,700	Indofood CBP Sukses Makmur Tbk. PT (Food, Beverage & Tobacco)	507,909
1,727,400	Surya Citra Media Tbk. PT (Media)	305,942
2,009,400	Telekomunikasi Indonesia Persero Tbk. PT (Telecommunication Services)	706,242

		1,520,093

Italy – 0.5%
94,400	PRADA SpA (Consumer Durables & Apparel)	334,571

Malaysia – 0.9%
533,200	Gamuda Bhd. (Capital Goods)	660,040

Philippines – 0.9%
88,820	Jollibee Foods Corp. (Consumer Services)	395,776
693,200	Megawide Construction Corp. (Consumer Durables & Apparel)*	240,958

		636,734

Singapore – 2.6%
114,121	DBS Group Holdings Ltd. (Banks)	1,820,644

South Korea – 22.0%
421	Amorepacific Corp. (Household & Personal Products)	106,666
12,488	Celltrion Healthcare Co. Ltd. (Health Care Equipment & Services)*	555,183
2,008	CJ CGV Co. Ltd. (Media)	124,367
80,134	DGB Financial Group, Inc. (Banks)	856,042
2,027	Hanssem Co. Ltd. (Consumer Durables & Apparel)	318,762
622	Hugel, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	323,082
861	Hyundai Mobis Co. Ltd. (Automobiles & Components)	189,220
33,840	ING Life Insurance Korea Ltd. (Insurance)*(a)	1,141,558

Shares	Description	Value
Common Stocks – (continued)
South Korea – (continued)
7,029	Korea Kolmar Co. Ltd. (Household & Personal Products)	$ 445,923
345	Korea Zinc Co. Ltd. (Materials)	152,096
1,359	LG Chem Ltd. (Materials)	398,426
2,359	LG Innotek Co. Ltd. (Technology Hardware & Equipment)	315,906
28,505	Modetour Network, Inc. (Consumer Services)	733,608
651	NAVER Corp. (Software & Services)	467,435
5,816	NCSoft Corp. (Software & Services)	1,875,924
1,136	NongShim Co. Ltd. (Food, Beverage & Tobacco)	324,241
5,200	Osstem Implant Co. Ltd. (Health Care Equipment & Services)*	279,471
99,729	Pan Ocean Co. Ltd. (Transportation)*	519,261
8,474	Samsung Electro-Mechanics Co. Ltd. (Technology Hardware & Equipment)	707,690
2,068	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	4,447,193
1,362	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	355,338
14,412	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	847,315

		15,484,707

Taiwan – 9.4%
6,000	Chunghwa Precision Test Tech Co. Ltd. (Technology Hardware & Equipment)	281,575
551,000	FIT Hon Teng Ltd. (Technology Hardware & Equipment)*(a)	274,414
143,000	Fubon Financial Holding Co. Ltd. (Diversified Financials)	222,144
2,000	Largan Precision Co. Ltd. (Technology Hardware & Equipment)	364,919
85,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	1,037,252
42,255	PChome Online, Inc. (Software & Services)	296,519
29,062	Poya International Co. Ltd. (Retailing)	370,548
408,338	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,886,502
86,000	Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	503,244
96,000	Yageo Corp. (Technology Hardware & Equipment)	365,598

		6,602,715

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Thailand – 3.0%
708,400	Airports of Thailand PCL (Transportation)	$ 1,096,882
148,300	Bumrungrad Hospital PCL (Health Care Equipment & Services)	779,670
312,100	Thai Beverage PCL (Food, Beverage & Tobacco)	219,848

		2,096,400

United States – 0.3%
3,052	Cognizant Technology Solutions Corp. Class A (Software & Services)	211,565

Vietnam – 1.1%
112,950	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	758,230

TOTAL COMMON STOCKS (Cost $58,519,713)		$69,158,563

Units	Description	Expiration Month	Value
Participation Notes* – 0.4%
China – 0.4%
34,317	Hangzhou Robam Appliances Co. Ltd. (Consumer Durables & Apparel)	10/17	$ 205,559
7,930	Hangzhou Robam Appliances Co. Ltd. (Consumer Durables & Apparel)(a)	03/18	47,501

TOTAL PARTICIPATION NOTES (Cost $191,934)			$ 253,060

Shares	Distribution Rate	Value
Investment Company(b)(c) – 0.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
10	0.895%	$ 10
(Cost $10)

TOTAL INVESTMENTS – 98.8% (Cost $58,711,657)		$69,411,633

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		846,857

NET ASSETS – 100.0%		$70,258,490

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,234,300, which represents approximately 3.2% of net assets as of July 31, 2017.

(b)	Represents an affiliated issuer.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on July 31, 2017.

Investment Abbreviation:
ADR	— American Depositary Receipt

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At July 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$58,942,250

Gross unrealized gain	15,565,285
Gross unrealized loss	(5,095,902)

Net unrealized security gain	$10,469,383

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 98.1%
Argentina – 1.8%
331,346	Grupo Supervielle SA ADR (Banks)	$ 5,937,720
30,485	MercadoLibre, Inc. (Software & Services)	8,792,484

		14,730,204

Australia – 0.5%
290,241	SEEK Ltd. (Commercial & Professional Services)	3,968,736

Austria – 0.3%
30,319	DO & CO AG (Consumer Services)(a)	2,221,692

Brazil – 6.0%
1,194,655	B3 SA - Brasil Bolsa Balcao (Diversified Financials)*	7,849,818
895,367	Banco Bradesco SA (Preference) (Banks)*(b)	8,668,408
648,341	BB Seguridade Participacoes SA (Insurance)	5,707,172
448,700	Bradespar SA (Preference) (Materials)(b)	3,320,986
450,000	CVC Brasil Operadora e Agencia de Viagens SA (Consumer Services)	5,144,548
534,000	Fleury SA (Health Care Equipment & Services)	5,142,470
856,509	Odontoprev SA (Health Care Equipment & Services)	3,573,422
1,306,700	Wiz Solucoes e Corretagem de Seguros SA (Insurance)	8,296,907

		47,703,731

Chile – 0.0%
942	Banco de Chile ADR (Banks)(a)	80,504

China – 19.9%
48,671	58.com, Inc. ADR (Software & Services)*	2,484,655
146,420	Alibaba Group Holding Ltd. ADR (Software & Services)*	22,687,779
25,120	Baidu, Inc. ADR (Software & Services)*	5,685,912
148,958	Ctrip.com International Ltd. ADR (Retailing)*	8,897,261
2,275,000	Geely Automobile Holdings Ltd. (Automobiles & Components)	5,253,269
655,980	Jiangsu Hengrui Medicine Co. Ltd. Class A (Pharmaceuticals, Biotechnology & Life Sciences)	4,991,332
267,800	Kweichow Moutai Co. Ltd. Class A (Food, Beverage & Tobacco)	19,156,483
972,000	Minth Group Ltd. (Automobiles & Components)	4,475,592
163,681	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)*	13,038,829
3,137,500	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	23,224,130

Shares	Description	Value
Common Stocks – (continued)
China – (continued)
136,497	Silergy Corp. (Semiconductors & Semiconductor Equipment)	$ 2,668,873
1,139,700	Tencent Holdings Ltd. (Software & Services)	45,490,501
431,000	Wuxi Biologics Cayman, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*(c)	1,931,300

		159,985,916

Colombia – 0.5%
91,174	Banco de Bogota SA (Banks)	2,079,259
106,850	Grupo Aval Acciones y Valores SA ADR (Banks)(a)	945,623
3,026,080	Grupo Aval Acciones y Valores SA (Preference) (Banks)(b)	1,337,657

		4,362,539

Czech Republic – 0.8%
1,836,574	Moneta Money Bank A/S (Banks)(c)	6,618,345

Egypt – 0.2%
319,281	Commercial International Bank Egypt SAE (Registered) GDR (Banks)	1,475,078

Georgia – 0.8%
44,784	BGEO Group plc (Banks)	2,038,127
205,317	TBC Bank Group plc (Banks)	4,537,496

		6,575,623

Germany – 1.3%
337,736	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	7,334,366
32,460	Stabilus SA (Capital Goods)	2,700,589

		10,034,955

Greece – 1.2%
497,959	Hellenic Exchanges - Athens Stock Exchange SA (Diversified Financials)*	3,135,415
198,886	JUMBO SA (Retailing)	3,331,494
229,393	Sarantis SA (Household & Personal Products)	3,340,132

		9,807,041

Hong Kong – 5.7%
2,306,200	AIA Group Ltd. (Insurance)	18,139,435
1,725,000	Galaxy Entertainment Group Ltd. (Consumer Services)	10,650,328
553,296	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	15,762,419
426,500	IMAX China Holding, Inc. (Media)*(c)	1,126,431

		45,678,613

India – 15.2%
25,285	Abbott India Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,752,091

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
India – (continued)
208,486	AIA Engineering Ltd. (Capital Goods)	$ 4,713,349
1,118,318	Ambuja Cements Ltd. (Materials)	4,586,770
982,857	Ashiana Housing Ltd. (Real Estate)*	2,810,726
127,910	Bajaj Finance Ltd. (Diversified Financials)	3,393,679
44,573	Bayer CropScience Ltd. (Materials)	3,261,999
215,065	Bharat Financial Inclusion Ltd. (Diversified Financials)*	2,829,521
100,826	Care Ratings Ltd. (Diversified Financials)	2,545,173
262,477	Castrol India Ltd. (Materials)	1,640,444
1,712,981	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)	5,841,293
462,602	Dewan Housing Finance Corp. Ltd. (Banks)	3,291,568
1,923,791	Edelweiss Financial Services Ltd. (Diversified Financials)	6,138,897
10,760	Eicher Motors Ltd. (Capital Goods)	5,042,384
2,512,967	Hindalco Industries Ltd. (Materials)	8,602,296
1,772,708	Hindustan Zinc Ltd. (Materials)	7,815,701
1,308,677	ICICI Bank Ltd. (Banks)	6,158,163
4,250,690	Idea Cellular Ltd. (Telecommunication Services)	6,118,145
249,132	Info Edge India Ltd. (Software & Services)	3,858,694
216,442	Laurus Labs Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)(c)	1,959,243
71,778	Maruti Suzuki India Ltd. (Automobiles & Components)	8,669,664
4,520	MRF Ltd. (Automobiles & Components)	4,875,162
173,274	Multi Commodity Exchange of India Ltd. (Diversified Financials)	3,024,842
878,565	Muthoot Finance Ltd. (Diversified Financials)	6,488,939
321,100	Navin Fluorine International Ltd. (Materials)	3,507,684
684,355	Prestige Estates Projects Ltd. (Real Estate)*	2,867,560
18,315	Procter & Gamble Hygiene & Health Care Ltd. (Household & Personal Products)	2,298,595
199,436	TeamLease Services Ltd. (Commercial & Professional Services)*	4,292,492
165,445	Thermax Ltd. (Capital Goods)	2,245,404
323,501	VRL Logistics Ltd. (Transportation)	1,649,908

		122,280,386

Indonesia – 1.8%
7,844,100	Bank Central Asia Tbk. PT (Banks)	11,013,482

Shares	Description	Value
Common Stocks – (continued)
Indonesia – (continued)
3,293,300	Indofood CBP Sukses Makmur Tbk. PT (Food, Beverage & Tobacco)	$ 2,063,274
16,722,471	Summarecon Agung Tbk. PT (Real Estate)	1,229,480

		14,306,236

Luxembourg – 0.2%
189,658	Biotoscana Investments SA BDR (Pharmaceuticals, Biotechnology & Life Sciences)*	1,657,345

Malaysia – 1.0%
3,319,800	Bursa Malaysia Bhd. (Diversified Financials)	8,032,962

Mexico – 3.8%
1,327,685	Alsea SAB de CV (Consumer Services)	5,168,295
2,351,782	Becle SAB de CV (Food, Beverage & Tobacco)*	3,964,442
4,042,410	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)	6,959,689
1,427,720	Gentera SAB de CV (Diversified Financials)	2,170,952
788,900	Grupo Cementos de Chihuahua SAB de CV (Materials)*	4,119,429
2,509,368	Unifin Financiera SAB de CV SOFOM ENR (Diversified Financials)	8,174,035

		30,556,842

Peru – 1.9%
2,865,009	BBVA Banco Continental SA (Banks)	3,492,296
46,819	Credicorp Ltd. (Banks)	8,668,070
91,353	Intercorp Financial Services, Inc. (Banks)	3,151,678

		15,312,044

Poland – 2.2%
253,152	Dino Polska SA (Food & Staples Retailing)*(c)	3,751,347
85,685	KRUK SA (Diversified Financials)	8,195,739
408,293	Warsaw Stock Exchange (Diversified Financials)	5,332,409

		17,279,495

Russia – 2.5%
4,039,557	Moscow Exchange MICEX-RTS PJSC (Diversified Financials)	7,237,479
3,431,303	Sberbank of Russia PJSC (Banks)	9,451,628
94,789	X5 Retail Group NV GDR (Food & Staples Retailing)*	3,666,438

		20,355,545

Singapore – 0.3%
444,800	Singapore Exchange Ltd. (Diversified Financials)	2,482,569

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
South Africa – 2.8%
7,930,825	Alexander Forbes Group Holdings Ltd. (Diversified Financials)	$ 4,080,128
147,905	Bid Corp. Ltd. (Food & Staples Retailing)	3,552,072
565,030	Dis-Chem Pharmacies Ltd. (Food & Staples Retailing)(c)	1,217,631
331,029	JSE Ltd. (Diversified Financials)	3,315,628
2,067,680	Petra Diamonds Ltd. (Materials)*	2,605,333
225,996	Santam Ltd. (Insurance)	4,156,800
3,026,770	Transaction Capital Ltd. (Diversified Financials)	3,399,123

		22,326,715

South Korea – 11.4%
9,688	Amorepacific Corp. (Household & Personal Products)	2,454,584
140,559	Celltrion Healthcare Co. Ltd. (Health Care Equipment & Services)*	6,248,881
28,485	CJ CGV Co. Ltd. (Media)	1,764,245
35,267	Hanssem Co. Ltd. (Consumer Durables & Apparel)	5,546,023
7,859	Hugel, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	4,082,152
382,291	ING Life Insurance Korea Ltd. (Insurance)*(c)	12,896,193
40,510	Korea Kolmar Co. Ltd. (Household & Personal Products)	2,569,975
151,166	Korean Air Lines Co. Ltd. (Transportation)*	4,800,361
13,625	LG Chem Ltd. (Materials)	3,994,523
8,204	NAVER Corp. (Software & Services)	5,890,690
21,199	NCSoft Corp. (Software & Services)	6,837,639
8,382	NongShim Co. Ltd. (Food, Beverage & Tobacco)	2,392,422
46,468	Osstem Implant Co. Ltd. (Health Care Equipment & Services)*	2,497,396
12,047	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	25,906,833
12,161	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	3,172,731

		91,054,648

Spain – 0.8%
2,244,115	Prosegur Cash SA (Commercial & Professional Services)*(c)	6,110,142

Switzerland – 0.7%
1,891,755	Ferrexpo plc (Materials)	5,942,353

Taiwan – 8.3%
134,000	Chunghwa Precision Test Tech Co. Ltd. (Technology Hardware & Equipment)	6,288,519

Shares	Description	Value
Common Stocks – (continued)
Taiwan – (continued)
8,119,000	FIT Hon Teng Ltd. (Technology Hardware & Equipment)*(c)	$ 4,043,492
26,000	Largan Precision Co. Ltd. (Technology Hardware & Equipment)	4,743,942
414,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	5,052,030
1,437,180	PChome Online, Inc. (Software & Services)	10,085,210
183,600	Poya International Co. Ltd. (Retailing)	2,340,945
217,000	President Chain Store Corp. (Food & Staples Retailing)	1,838,798
508,891	Superalloy Industrial Co. Ltd. (Automobiles & Components)	2,190,917
4,220,883	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	29,837,021

		66,420,874

Thailand – 1.8%
3,903,300	Airports of Thailand PCL (Transportation)	6,043,845
8,400,600	Beauty Community PCL (Retailing)	3,002,686
536,000	Kasikornbank PCL (Banks)	3,188,657
3,638,400	Thai Beverage PCL (Food, Beverage & Tobacco)	2,562,941

		14,798,129

Turkey – 0.9%
129,467	BIM Birlesik Magazalar A/S (Food & Staples Retailing)	2,525,021
326,830	Cimsa Cimento Sanayi VE Ticaret A/S (Materials)	1,398,762
1,446,947	Eregli Demir ve Celik Fabrikalari TAS (Materials)	3,226,018

		7,149,801

United Arab Emirates – 0.9%
237,172	NMC Health plc (Health Care Equipment & Services)	7,068,322

United Kingdom – 0.5%
164,832	Weir Group plc (The) (Capital Goods)	3,989,683

United States – 1.3%
75,401	Cognizant Technology Solutions Corp. Class A (Software & Services)	5,226,797
1,263,000	Samsonite International SA (Consumer Durables & Apparel)	5,289,115

		10,515,912

Vietnam – 0.8%
955,788	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	6,416,178

TOTAL COMMON STOCKS (Cost $610,743,778)		$787,299,158

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Exchange Traded Funds – 1.6%
United States – 1.6%
101,224	iShares MSCI South Korea Capped Fund	$ 7,055,313
153,035	iShares MSCI Taiwan Capped Fund	5,601,081

TOTAL EXCHANGE TRADED FUNDS (Cost $12,057,647)		$ 12,656,394

Units	Description	Expiration Month	Value
Participation Notes* – 0.3%
China – 0.3%
270,905	Hangzhou Robam Appliances Co. Ltd. (Consumer Durables & Apparel)	10/17	$ 1,622,723
133,380	Hangzhou Robam Appliances Co. Ltd. (Consumer Durables & Apparel)(c)	03/18	798,947

TOTAL PARTICIPATION NOTES (Cost $1,854,664)			$ 2,421,670

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $624,656,089)			$802,377,222

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 0.4%
Goldman Sachs Financial Square Government Fund — Institutional Shares
3,218,572	0.895%	$ 3,218,572
(Cost $3,218,572)

TOTAL INVESTMENTS – 100.4% (Cost $627,874,661)		$805,595,794

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(3,417,561)

NET ASSETS – 100.0%		$802,178,233

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $40,453,071, which represents approximately 5.0% of net assets as of July 31, 2017.

(d)	Represents an affiliated issuer.

(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on July 31, 2017.

Investment Abbreviations:
ADR	— American Depositary Receipt
BDR	— Brazilian Depositary Receipt
GDR	— Global Depositary Receipt

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At July 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$631,720,381

Gross unrealized gain	193,210,517
Gross unrealized loss	(19,335,104)

Net unrealized security gain	$173,875,413

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS N-11 EQUITY FUND

Schedule of Investments

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 94.3%
Bangladesh – 3.8%
1,392,800	BRAC Bank Ltd. (Banks)	$ 1,502,769
107,600	GrameenPhone Ltd. (Telecommunication Services)	501,803
179,585	Olympic Industries Ltd. (Food, Beverage & Tobacco)	633,543
115,928	Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	402,881

		3,040,996

Egypt – 5.7%
905,509	Commercial International Bank Egypt SAE (Banks)	4,240,704
283,924	Egyptian Financial Group-Hermes Holding Co. (Diversified Financials)	355,060

		4,595,764

Indonesia – 16.1%
1,824,200	Astra International Tbk. PT (Automobiles & Components)	1,091,504
2,692,600	Bank Central Asia Tbk. PT (Banks)	3,780,536
823,200	Bank Rakyat Indonesia Persero Tbk. PT (Banks)	912,082
677,200	Indocement Tunggal Prakarsa Tbk. PT (Materials)	888,922
1,005,500	Indofood CBP Sukses Makmur Tbk. PT (Food, Beverage & Tobacco)	629,952
7,981,100	Kalbe Farma Tbk. PT (Pharmaceuticals, Biotechnology & Life Sciences)	1,038,696
989,000	Matahari Department Store Tbk. PT (Retailing)	940,248
785,500	Semen Indonesia Persero Tbk. PT (Materials)	586,291
5,747,754	Summarecon Agung Tbk. PT (Real Estate)	422,590
7,706,100	Telekomunikasi Indonesia Persero Tbk. PT (Telecommunication Services)	2,708,455

		12,999,276

Mexico – 19.3%
223,627	Alsea SAB de CV (Consumer Services)	870,515
48,821	America Movil SAB de CV Class L ADR (Telecommunication Services)	863,155
214,700	Banregio Grupo Financiero SAB de CV (Banks)	1,410,429
239,717	Becle SAB de CV (Food, Beverage & Tobacco)*	404,095
813,700	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)	1,400,922
48,000	El Puerto de Liverpool SAB de CV Class C1 (Retailing)	431,643
18,348	Fomento Economico Mexicano SAB de CV ADR (Food, Beverage & Tobacco)	1,850,946

Shares	Description	Value
Common Stocks – (continued)
Mexico – (continued)
467,482	Gentera SAB de CV (Diversified Financials)	$ 710,841
27,731	Grupo Aeroportuario del Sureste SAB de CV Class B (Transportation)	592,316
136,200	Grupo Cementos de Chihuahua SAB de CV (Materials)*	711,201
314,433	Grupo Financiero Banorte SAB de CV Class O (Banks)	2,084,504
259,708	Grupo Mexico SAB de CVSeries B (Materials)	845,975
633,385	Unifin Financiera SAB de CV SOFOM ENR (Diversified Financials)	2,063,193
605,124	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	1,396,349

		15,636,084

Pakistan – 5.3%
297,533	Engro Corp. Ltd. (Materials)	918,046
300,600	Habib Bank Ltd. (Banks)	673,812
342,500	MCB Bank Ltd. (Banks)	671,287
462,800	Oil & Gas Development Co. Ltd. (Energy)	687,130
685,800	United Bank Ltd. (Banks)	1,353,772

		4,304,047

Philippines – 5.1%
46,790	Ayala Corp. (Diversified Financials)	801,601
1,690,700	Ayala Land, Inc. (Real Estate)	1,407,097
116,750	Jollibee Foods Corp. (Consumer Services)	520,231
462,598	Metropolitan Bank & Trust Co. (Banks)	797,771
352,110	Robinsons Retail Holdings, Inc. (Food & Staples Retailing)	604,722

		4,131,422

South Korea – 21.6%
1,223	Amorepacific Corp. (Household & Personal Products)	309,863
9,085	Celltrion Healthcare Co. Ltd. (Health Care Equipment & Services)*	403,895
3,053	CJ CGV Co. Ltd. (Media)	189,090
9,315	Hana Financial Group, Inc. (Banks)	425,017
4,133	Hanssem Co. Ltd. (Consumer Durables & Apparel)	649,948
1,280	Hugel, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	664,863
42,140	ING Life Insurance Korea Ltd. (Insurance)*(a)	1,421,550
23,958	Korean Air Lines Co. Ltd. (Transportation)*	760,800
11,635	KT Corp. (Telecommunication Services)	410,442
4,985	LG Chem Ltd. (Materials)	1,461,483
836	NAVER Corp. (Software & Services)	600,270

GOLDMAN SACHS N-11 EQUITY FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
South Korea – (continued)
2,320	NCSoft Corp. (Software & Services)	$ 748,305
1,542	NongShim Co. Ltd. (Food, Beverage & Tobacco)	440,124
8,467	Osstem Implant Co. Ltd. (Health Care Equipment & Services)*	455,054
3,225	POSCO (Materials)	963,678
2,775	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	5,967,582
2,344	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	611,535
15,983	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	939,678

		17,423,177

Turkey – 12.9%
349,092	Akbank TAS (Banks)	1,038,511
187,306	Aygaz A/S (Utilities)	858,298
98,362	BIM Birlesik Magazalar A/S (Food & Staples Retailing)	1,918,374
70,140	Cimsa Cimento Sanayi VE Ticaret A/S (Materials)	300,184
409,292	Enka Insaat ve Sanayi A/S (Capital Goods)	642,249
459,473	Eregli Demir ve Celik Fabrikalari TAS (Materials)	1,024,411
306,969	Haci Omer Sabanci Holding A/S (Diversified Financials)	943,555
589,791	Soda Sanayii A/S (Materials)	955,371
384,844	Turkiye Garanti Bankasi A/S (Banks)	1,152,487
2,020,260	Turkiye Sinai Kalkinma Bankasi AS (Banks)	879,016
122,503	Ulker Biskuvi Sanayi A/S (Food, Beverage & Tobacco)	739,687

		10,452,143

Vietnam – 4.5%
743,508	Bank for Foreign Trade of Vietnam JSC (Banks)	1,235,009
252,120	Masan Group Corp. (Food, Beverage & Tobacco)	474,808
63,556	Saigon Thuong Tin Commercial JSB (Banks)*	36,635
285,670	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	1,917,695

		3,664,147

TOTAL COMMON STOCKS (Cost $59,266,640)		$76,247,056

Shares	Description	Value
Exchange Traded Funds – 4.8%
United States – 4.8%
15,167	iShares MSCI Indonesia Fund	$ 407,537
28,725	iShares MSCI South Korea Capped Fund	2,002,132
32,423	iShares MSCI Turkey Fund(b)	1,437,312

TOTAL EXCHANGE TRADED FUNDS (Cost $3,729,755)		$ 3,846,981

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $62,996,395)		$80,094,037

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 1.5%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,244,375	0.895%	$ 1,244,375
(Cost $1,244,375)

TOTAL INVESTMENTS – 100.6% (Cost $64,240,770)		$81,338,412

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%		(461,173)

NET ASSETS – 100.0%		$80,877,239

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,421,550, which represents approximately 1.8% of net assets as of July 31, 2017.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on July 31, 2017.

Investment Abbreviation:
ADR	— American Depositary Receipt

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS N-11 EQUITY FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At July 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$65,432,948

Gross unrealized gain	19,486,361
Gross unrealized loss	(3,580,897)

Net unrealized security gain	$15,905,464

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — Accounting principles generally accepted in the United States of America (“GAAP”) defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including Goldman Sachs Asset Management International (“GSAMI”)’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAMI to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the net asset value (“NAV”) per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

(i) Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of July 31, 2017:

ASIA EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$5,321,473	$63,544,014	$—
Europe	—	334,571	—
North America	211,565	—	—
Investment Company	10	—	—
Total	$5,533,048	$63,878,585	$—

EMERGING MARKETS EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$23,801,793	$—
Asia	52,794,436	515,657,413	—
Australia and Oceania	—	3,968,736	—
Europe	1,657,345	68,579,329	—
North America	35,783,639	5,289,115	—
South America	68,861,971	13,327,051	—
Exchange Traded Funds	12,656,394	—	—
Securities Lending Reinvestment Vehicle	3,218,572	—	—
Total	$174,972,357	$630,623,437	$—

N-11 EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$4,595,764	$—
Asia	—	56,015,208	—
North America	15,636,084	—	—
Exchange Traded Fund	3,846,981	—	—
Securities Lending Reinvestment Vehicle	1,244,375	—	—
Total	$20,727,440	$60,610,972	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

For further information regarding security characteristics, see the Schedules of Investments.

Securities Lending — Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities.

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk —Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, it will subject the Fund, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The N-11 Equity Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Schedule of Investments

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 96.2%
Australia – 2.1%
300,230	Computershare Ltd. (Software & Services)	$ 3,378,042

Denmark – 3.3%
126,293	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	5,371,172

France – 17.6%
64,152	BNP Paribas SA (Banks)	4,971,503
160,148	Klepierre (REIT)	6,517,627
72,316	Publicis Groupe SA (Media)(a)	5,468,280
306,828	Rexel SA (Capital Goods)	4,858,762
34,376	Safran SA (Capital Goods)	3,252,338
43,885	Vinci SA (Capital Goods)	3,929,741

		28,998,251

Germany – 12.9%
48,138	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	6,097,215
55,021	Beiersdorf AG (Household & Personal Products)	6,037,944
111,385	GEA Group AG (Capital Goods)	4,526,814
46,069	HeidelbergCement AG (Materials)	4,561,842

		21,223,815

Ireland – 1.9%
379,798	Bank of Ireland Group plc (Banks)*	3,169,714

Italy – 4.6%
540,672	Davide Campari-Milano SpA (Food, Beverage & Tobacco)	3,996,847
182,345	UniCredit SpA (Banks)*	3,583,797

		7,580,644

Japan – 22.3%
92,600	Dentsu, Inc. (Media)	4,329,767
108,600	Hoya Corp. (Health Care Equipment & Services)	6,123,623
270,200	Isuzu Motors Ltd. (Automobiles & Components)	3,705,036
138,400	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	4,809,280
234,800	Mitsubishi Estate Co. Ltd. (Real Estate)	4,269,360
34,300	Nidec Corp. (Capital Goods)	3,779,494
199,100	ORIX Corp. (Diversified Financials)	3,159,403
58,800	Pola Orbis Holdings, Inc. (Household & Personal Products)	1,631,308
127,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	4,904,256

		36,711,527

Netherlands – 6.9%
80,849	Aalberts Industries NV (Capital Goods)	3,530,000

Shares	Description	Value
Common Stocks – (continued)
Netherlands – (continued)
277,117	Royal Dutch Shell plc Class A (Energy)	$ 7,826,177

		11,356,177

Singapore – 2.1%
213,680	DBS Group Holdings Ltd. (Banks)	3,408,971

Spain – 2.1%
149,764	Cellnex Telecom SA (Telecommunication Services)(b)	3,368,548

Switzerland – 4.8%
316,222	Credit Suisse Group AG (Registered) (Diversified Financials)*	4,860,867
50,207	Ferguson plc (Capital Goods)	2,997,754

		7,858,621

United Kingdom – 12.5%
380,948	BTG plc (Pharmaceuticals, Biotechnology & Life Sciences)*	3,311,685
70,575	Reckitt Benckiser Group plc (Household & Personal Products)	6,861,820
904,735	Rentokil Initial plc (Commercial & Professional Services)	3,467,411
347,225	UBM plc (Media)	3,315,449
1,209,248	Vodafone Group plc (Telecommunication Services)	3,544,734

		20,501,099

United States – 3.1%
90,353	Shire plc (Pharmaceuticals, Biotechnology & Life Sciences)	5,050,951

TOTAL COMMON STOCKS (Cost $158,475,391)		$157,977,532

Shares	Distribution Rate	Value
Investment Company(c)(d) – 2.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,642,383	0.895%	$ 3,642,383
(Cost $3,642,383)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $162,117,774)		$161,619,915

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
160,999	0.895%	$ 160,999
(Cost $160,999)

TOTAL INVESTMENTS – 98.5% (Cost $162,278,773)		$161,780,914

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%		2,525,985

NET ASSETS – 100.0%		$164,306,899

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,368,548, which represents approximately 2.1% of net assets as of July 31, 2017.

(c)	Represents an affiliated issuer.

(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on July 31, 2017.

Investment Abbreviations:
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At July 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$163,527,213

Gross unrealized gain	12,497,402
Gross unrealized loss	(14,243,701)

Net unrealized security loss	$(1,746,299)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 98.7%
Australia – 3.2%
45,035	Australia & New Zealand Banking Group Ltd. (Banks)	$ 1,067,742
25,425	BHP Billiton plc (Materials)	463,600
45,775	Computershare Ltd. (Software & Services)	515,038

		2,046,380

Belgium – 2.7%
14,444	Anheuser-Busch InBev SA/NV (Food, Beverage & Tobacco)	1,742,416

China – 0.6%
188,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	365,887

Denmark – 2.7%
26,893	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,143,744
11,732	Novozymes A/S Class B (Materials)	541,731

		1,685,475

Finland – 1.4%
142,720	Nokia OYJ (Technology Hardware & Equipment)	910,722

France – 11.7%
8,097	Air Liquide SA (Materials)	992,803
12,290	BNP Paribas SA (Banks)	952,422
2,963	Iliad SA (Telecommunication Services)	735,045
29,317	Klepierre (REIT)	1,193,129
15,853	Publicis Groupe SA (Media)(a)	1,198,748
21,167	Rexel SA (Capital Goods)	335,189
10,475	Safran SA (Capital Goods)	991,047
11,931	Vinci SA (Capital Goods)	1,068,377

		7,466,760

Germany – 8.4%
13,261	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,679,654
15,358	Beiersdorf AG (Household & Personal Products)	1,685,370
17,826	GEA Group AG (Capital Goods)	724,469
4,707	HeidelbergCement AG (Materials)	466,096
7,675	SAP SE (Software & Services)	812,669

		5,368,258

Hong Kong – 0.8%
511,000	HKBN Ltd. (Telecommunication Services)	505,103

Ireland – 3.6%
100,678	Bank of Ireland Group plc (Banks)*	840,237

Shares	Description	Value
Common Stocks – (continued)
Ireland – (continued)
15,993	Kerry Group plc Class A (Food, Beverage & Tobacco)	$ 1,445,124

		2,285,361

Italy – 8.8%
128,730	Davide Campari-Milano SpA (Food, Beverage & Tobacco)	951,620
146,247	Enav SpA (Transportation)(b)	670,726
233,525	Enel SpA (Utilities)	1,332,097
27,990	Moncler SpA (Consumer Durables & Apparel)	751,652
893,700	Telecom Italia SpA (Telecommunication Services)*	919,448
50,099	UniCredit SpA (Banks)*	984,643

		5,610,186

Japan – 19.3%
5,800	Dentsu, Inc. (Media)	271,195
6,600	East Japan Railway Co. (Transportation)	618,963
8,000	Hoshizaki Corp. (Capital Goods)	774,373
25,900	Hoya Corp. (Health Care Equipment & Services)	1,460,422
40,300	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	1,400,390
22,300	Kao Corp. (Household & Personal Products)	1,357,725
24,500	KDDI Corp. (Telecommunication Services)	649,176
51,000	Mitsubishi Estate Co. Ltd. (Real Estate)	927,331
9,500	Nidec Corp. (Capital Goods)	1,046,799
2,600	Nintendo Co. Ltd. (Software & Services)	882,998
49,600	ORIX Corp. (Diversified Financials)	787,074
23,200	Pola Orbis Holdings, Inc. (Household & Personal Products)	643,645
24,600	Sumitomo Mitsui Financial Group, Inc. (Banks)	949,211
11,200	Suzuki Motor Corp. (Automobiles & Components)	530,895

		12,300,197

Netherlands – 7.4%
15,992	Aalberts Industries NV (Capital Goods)	698,237
37,928	ING Groep NV (Banks)	708,641
116,360	Royal Dutch Shell plc Class A (Energy)	3,286,171

		4,693,049

Singapore – 1.7%
69,596	DBS Group Holdings Ltd. (Banks)	1,110,309

Spain – 1.2%
91,341	EDP Renovaveis SA (Utilities)	729,983

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Switzerland – 8.7%
77,525	Credit Suisse Group AG (Registered) (Diversified Financials)*	$ 1,191,690
15,349	Ferguson plc (Capital Goods)	916,457
22,391	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,907,216
89,351	UBS Group AG (Registered) (Diversified Financials)*	1,553,856

		5,569,219

United Kingdom – 15.1%
106,879	Aviva plc (Insurance)	759,699
51,293	BTG plc (Pharmaceuticals, Biotechnology & Life Sciences)*	445,904
47,546	Compass Group plc (Consumer Services)	1,014,496
21,156	InterContinental Hotels Group plc (Consumer Services)	1,197,099
167,023	Melrose Industries plc (Capital Goods)	512,140
151,481	Merlin Entertainments plc (Consumer Services)(b)	937,970
67,059	Pennon Group plc (Utilities)	712,772
10,688	Reckitt Benckiser Group plc (Household & Personal Products)	1,039,166
184,189	Rentokil Initial plc (Commercial & Professional Services)	705,907
13,511	Rio Tinto plc (Materials)	633,220
93,738	UBM plc (Media)	895,049
103,914	Virgin Money Holdings UK plc (Banks)	390,986
117,034	Vodafone Group plc (Telecommunication Services)	343,068

		9,587,476

United States – 1.4%
16,466	Shire plc (Pharmaceuticals, Biotechnology & Life Sciences)	920,489

TOTAL COMMON STOCKS (Cost $58,534,980)		$62,897,270

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $58,534,980)		$62,897,270

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
35,316	0.895%	$ 35,316
(Cost $35,316)

TOTAL INVESTMENTS – 98.8% (Cost $58,570,296)		$62,932,586

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		793,445

NET ASSETS – 100.0%		$63,726,031

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,608,696, which represents approximately 2.5% of net assets as of July 31, 2017.

(c)	Represents an affiliated issuer.

(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on July 31, 2017.

Investment Abbreviation:
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At July 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$58,973,659

Gross unrealized gain	7,317,166
Gross unrealized loss	(3,358,239)

Net unrealized security gain	$3,958,927

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — Accounting principles generally accepted in the United States of America (“GAAP”) defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including Goldman Sachs Asset Management International (“GSAMI”)’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAMI to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the net asset value (“NAV”) per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of July 31, 2017:

Focused International Equity

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$40,120,498	$—
Australia and Oceania	—	3,378,042	—
Europe	—	109,428,041	—
North America	—	5,050,951	—
Investment Company	3,642,383	—	—
Securities Lending Reinvestment Vehicle	160,999	—	—
Total	$3,803,382	$157,977,532	$—

Strategic International Equity

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$14,281,496	$—
Australia and Oceania	—	2,046,380	—
Europe	—	45,648,905	—
North America	—	920,489	—
Securities Lending Reinvestment Vehicle	35,316	—	—
Total	$35,316	$62,897,270	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

Securities Lending — Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities.

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, it will subject the Fund, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Issuer Concentration Risk — The Focused International Equity Fund intends to invest in a relatively small number of issuers. As a result, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 17.2%
Aerospace & Defense – 0.3%
376	Airbus SE	$ 31,417
873	Arconic, Inc.	21,642
2,345	BAE Systems PLC	18,605
1,929	CAE, Inc.	32,693
4,294	Cobham PLC	7,518
8	Dassault Aviation SA	12,011
87	Elbit Systems Ltd.	10,985
395	General Dynamics Corp.	77,550
383	Huntington Ingalls Industries, Inc.	78,940
587	L3 Technologies, Inc.	102,708
4,567	Leonardo SpA	79,586
312	Lockheed Martin Corp.	91,145
1,769	Meggitt PLC	11,741
244	Northrop Grumman Corp.	64,204
416	Raytheon Co.	71,456
224	Rockwell Collins, Inc.	23,863
2,578	Rolls-Royce Holdings PLC*	30,206
177	Safran SA	16,746
5,110	Singapore Technologies Engineering Ltd.	14,209
1,825	Textron, Inc.	89,662
366	Thales SA	40,519
1,016	The Boeing Co.	246,340
42	TransDigm Group, Inc.	11,850
688	United Technologies Corp.	81,576

		1,267,172

Air Freight & Logistics – 0.1%
1,344	C.H. Robinson Worldwide, Inc.	88,167
4,713	Deutsche Post AG	182,829
545	Expeditors International of Washington, Inc.	32,090
235	FedEx Corp.	48,887
19,495	Royal Mail PLC	103,662
522	United Parcel Service, Inc. Class B	57,571
817	Yamato Holdings Co. Ltd.	16,399

		529,605

Airlines – 0.1%
3,370	ANA Holdings, Inc.	11,570
1,497	Delta Air Lines, Inc.	73,892
2,443	Deutsche Lufthansa AG	52,464
9,030	International Consolidated Airlines Group SA	68,913
329	Japan Airlines Co. Ltd.	10,630
9,269	Qantas Airways Ltd.	39,394
1,358	Singapore Airlines Ltd.	10,407
916	Southwest Airlines Co.	50,847
1,080	United Continental Holdings, Inc.*	73,094

		391,211

Auto Components – 0.1%
301	Aisin Seiki Co. Ltd.	15,649
808	BorgWarner, Inc.	37,766
853	Bridgestone Corp.	35,887

Shares	Description	Value
Common Stocks – (continued)
Auto Components – (continued)
287	Cie Generale des Etablissements Michelin	$ 38,870
61	Continental AG	13,741
216	Denso Corp.	10,374
3,992	GKN PLC	16,935
319	Koito Manufacturing Co. Ltd.	18,635
473	Lear Corp.	70,094
782	Linamar Corp.	42,859
611	Magna International, Inc.	29,140
449	Stanley Electric Co. Ltd.	14,832
546	Sumitomo Electric Industries Ltd.	8,826
2,000	Sumitomo Rubber Industries Ltd.	34,680
1,565	The Goodyear Tire & Rubber Co.	49,313
1,643	The Yokohama Rubber Co. Ltd.	33,086
686	Toyoda Gosei Co. Ltd.	16,186
293	Valeo SA	20,287

		507,160

Automobiles – 0.2%
129	Bayerische Motoren Werke AG	11,853
334	Daimler AG	23,402
605	Ferrari NV	63,664
5,610	Fiat Chrysler Automobiles NV*	67,647
8,855	Ford Motor Co.	99,353
170	Harley-Davidson, Inc.	8,274
2,011	Honda Motor Co. Ltd.	56,292
1,215	Isuzu Motors Ltd.	16,660
2,667	Mazda Motor Corp.	40,092
1,754	Nissan Motor Co. Ltd.	17,416
3,283	Peugeot SA	70,620
469	Subaru Corp.	16,920
493	Suzuki Motor Corp.	23,369
138	Tesla, Inc.*(a)	44,639
1,835	Toyota Motor Corp.	103,420
1,672	Yamaha Motor Co. Ltd.	41,993

		705,614

Banks – 1.2%
607	ABN AMRO Group NV(b)	17,157
2,841	Aozora Bank Ltd.	10,918
4,086	Australia & New Zealand Banking Group Ltd.	96,876
6,824	Banco Bilbao Vizcaya Argentaria SA	61,741
22,155	Banco de Sabadell SA	49,475
17,772	Banco Santander SA	120,995
6,651	Bank Hapoalim BM	46,070
8,744	Bank Leumi Le-Israel BM	42,007
13,543	Bank of America Corp.	326,657
3,245	Bank of Ireland Group PLC*	27,082
1,091	Bank of Montreal	82,747
2,440	Bank of Queensland Ltd.	23,520
3,478	Bankia SA	17,579
2,134	Bankinter SA	20,769
10,677	Barclays PLC	28,628
1,338	BB&T Corp.	63,314

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Banks – (continued)
5,582	Bendigo & Adelaide Bank Ltd.	$ 49,651
2,026	BNP Paribas SA	157,006
20,442	BOC Hong Kong Holdings Ltd.	100,503
3,942	CaixaBank SA	20,532
840	Canadian Imperial Bank of Commerce	72,913
828	CIT Group, Inc.	39,454
4,540	Citigroup, Inc.	310,763
1,037	Citizens Financial Group, Inc.	36,378
268	Comerica, Inc.	19,379
1,689	Commonwealth Bank of Australia	113,154
4,108	Credit Agricole SA	72,105
942	Danske Bank A/S	38,149
6,479	DBS Group Holdings Ltd.	103,364
1,536	DNB ASA	30,174
912	Erste Groupe Bank AG*	37,780
2,314	Fifth Third Bancorp	61,784
404	First Republic Bank	40,533
2,022	Hang Seng Bank Ltd.	43,959
19,455	HSBC Holdings PLC	194,840
2,053	Huntington Bancshares, Inc.	27,202
6,376	ING Groep NV	119,128
7,422	Intesa Sanpaolo SpA	25,550
4,193	Intesa Sanpaolo SpA RSP	13,366
5,119	JPMorgan Chase & Co.	469,924
456	KBC Group NV	37,699
2,258	KeyCorp	40,734
12,711	Lloyds Banking Group PLC	10,989
233	M&T Bank Corp.	38,014
3,275	Mebuki Financial Group, Inc.	12,607
1,077	Mediobanca SpA	11,237
14,739	Mitsubishi UFJ Financial Group, Inc.	93,506
1,771	Mizrahi Tefahot Bank Ltd.	32,002
38,629	Mizuho Financial Group, Inc.	68,697
2,650	National Australia Bank Ltd.	63,528
905	National Bank of Canada	40,759
1,123	Natixis SA	8,160
3,004	Nordea Bank AB	37,904
9,699	Oversea-Chinese Banking Corp. Ltd.	81,233
1,039	People’s United Financial, Inc.	18,120
1,012	Raiffeisen Bank International AG*	29,823
3,128	Regions Financial Corp.	45,669
5,755	Resona Holdings, Inc.	29,648
1,942	Royal Bank of Canada	144,877
9,145	Shinsei Bank Ltd.	15,073
59	Signature Bank*	8,176
1,145	Skandinaviska Enskilda Banken AB	14,501
1,853	Societe Generale SA	108,650
2,445	Standard Chartered PLC*	27,331
1,297	Sumitomo Mitsui Financial Group, Inc.	50,046
481	Sumitomo Mitsui Trust Holdings, Inc.	17,664
1,033	SunTrust Banks, Inc.	59,181
44	SVB Financial Group*	7,851

Shares	Description	Value
Common Stocks – (continued)
Banks – (continued)
693	Svenska Handelsbanken AB Class A	$ 10,315
1,053	Swedbank AB Class A	27,460
1,438	The Bank of Nova Scotia	89,585
659	The PNC Financial Services Group, Inc.	84,879
2,429	The Toronto-Dominion Bank	125,215
1,867	U.S. Bancorp	98,540
5,510	United Overseas Bank Ltd.	97,503
6,486	Wells Fargo & Co.	349,855
3,453	Westpac Banking Corp.	88,017

		5,358,174

Beverages – 0.3%
247	Anheuser-Busch InBev SA	29,796
817	Asahi Group Holdings Ltd.	33,302
1,201	Brown-Forman Corp. Class B	59,329
1,047	Carlsberg A/S Class B	116,321
3,179	Coca-Cola Amatil Ltd.	20,934
1,381	Coca-Cola Bottlers Japan, Inc.	41,654
540	Coca-Cola European Partners PLC	23,438
711	Coca-Cola HBC AG*	21,496
110	Constellation Brands, Inc. Class A	21,268
2,837	Diageo PLC	91,626
498	Dr. Pepper Snapple Group, Inc.	45,398
882	Heineken Holding NV	86,647
195	Heineken NV	20,348
2,992	Kirin Holdings Co. Ltd.	65,895
176	Molson Coors Brewing Co. Class B	15,660
1,041	Monster Beverage Corp.*	54,913
2,156	PepsiCo, Inc.	251,411
178	Pernod Ricard SA	24,696
192	Remy Cointreau SA	22,086
1,323	Suntory Beverage & Food Ltd.	64,853
2,921	The Coca-Cola Co.	133,899
1,372	Treasury Wine Estates Ltd.	13,357

		1,258,327

Biotechnology – 0.2%
1,117	AbbVie, Inc.	78,090
140	Alkermes PLC*	7,617
560	Amgen, Inc.	97,726
417	Biogen, Inc.*	120,759
540	Celgene Corp.*	73,121
613	CSL Ltd.	61,761
3,403	Gilead Sciences, Inc.	258,934
409	Grifols SA	11,477
63	Incyte Corp.*	8,397
854	Seattle Genetics, Inc.*	43,127
1,434	Shire PLC	80,164
50	TESARO, Inc.*	6,383
579	United Therapeutics Corp.*	74,344
740	Vertex Pharmaceuticals, Inc.*	112,347

		1,034,247

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Building Products – 0.1%
678	A.O. Smith Corp.	$ 36,307
506	Allegion PLC	41,107
696	Asahi Glass Co. Ltd.	29,294
517	Assa Abloy AB Class B	11,076
753	Cie de Saint-Gobain	41,781
472	Daikin Industries Ltd.	49,972
879	Fortune Brands Home & Security, Inc.	57,724
32	Geberit AG	15,391
549	Johnson Controls International PLC	21,384
402	Lennox International, Inc.	68,742
636	LIXIL Group Corp.	16,368
1,327	Masco Corp.	50,598
671	TOTO Ltd.	27,002

		466,746

Capital Markets – 0.5%
12,653	3i Group PLC	156,203
138	Ameriprise Financial, Inc.	19,993
705	ASX Ltd.	29,487
64	BlackRock, Inc.	27,298
697	Brookfield Asset Management, Inc. Class A	27,109
388	CBOE Holdings, Inc.	36,678
2,483	CI Financial Corp.	54,091
511	CME Group, Inc.	62,659
554	Deutsche Boerse AG	57,847
589	E*TRADE Financial Corp.*	24,149
2,113	Eaton Vance Corp.	103,727
245	Franklin Resources, Inc.	10,971
6,534	Hargreaves Lansdown PLC	118,890
1,716	Hong Kong Exchanges & Clearing Ltd.	48,886
306	IGM Financial, Inc.	10,299
393	Intercontinental Exchange, Inc.	26,217
510	Invesco Ltd.	17,733
2,315	Investec PLC	17,578
216	London Stock Exchange Group PLC	10,693
382	Macquarie Group Ltd.	26,226
159	Moody’s Corp.	20,929
2,563	Morgan Stanley	120,205
1,095	MSCI, Inc.	119,300
293	Nasdaq, Inc.	21,790
2,126	Nomura Holdings, Inc.	12,631
397	Northern Trust Corp.	34,741
136	Partners Group Holding AG	88,287
374	Raymond James Financial, Inc.	31,113
1,275	S&P Global, Inc.	195,827
2,333	SBI Holdings, Inc.	33,377
255	Schroders PLC	11,588
1,047	SEI Investments Co.	59,166
9,386	Singapore Exchange Ltd.	52,386
660	State Street Corp.	61,532
548	T. Rowe Price Group, Inc.	45,331
733	TD Ameritrade Holding Corp.	33,520

Shares	Description	Value
Common Stocks – (continued)
Capital Markets – (continued)
1,708	The Bank of New York Mellon Corp.	$ 90,575
1,176	The Charles Schwab Corp.	50,450
724	Thomson Reuters Corp.	33,159
1,666	UBS Group AG*	28,972

		2,031,613

Chemicals – 0.4%
159	Agrium, Inc.	15,911
235	Air Liquide SA	28,814
179	Air Products & Chemicals, Inc.	25,445
504	Air Water, Inc.	9,758
553	Akzo Nobel NV	50,065
240	Albemarle Corp.	27,792
1,155	Arkema SA	131,480
3,572	Asahi Kasei Corp.	40,792
836	Axalta Coating Systems Ltd.*	26,334
960	BASF SE	91,392
106	Celanese Corp. Series A	10,194
136	Chr Hansen Holding A/S	10,952
730	Covestro AG(b)	56,610
389	Croda International PLC	18,982
864	E.I. du Pont de Nemours & Co.	71,029
622	Eastman Chemical Co.	51,726
255	Ecolab, Inc.	33,576
170	EMS-Chemie Holding AG	118,289
215	Evonik Industries AG	7,322
277	FMC Corp.	21,157
8	Givaudan SA	15,917
796	Hitachi Chemical Co. Ltd.	22,630
3,334	Incitec Pivot Ltd.	8,512
97	International Flavors & Fragrances, Inc.	12,919
590	Johnson Matthey PLC	21,867
763	JSR Corp.	13,446
722	Kansai Paint Co. Ltd.	16,515
585	Koninklijke DSM NV	43,155
2,094	Kuraray Co. Ltd.	40,710
581	LANXESS AG	44,803
157	Linde AG	29,949
773	LyondellBasell Industries NV Class A	69,640
2,992	Mitsubishi Chemical Holdings Corp.	25,050
1,891	Mitsubishi Gas Chemical Co., Inc.	43,628
3,375	Mitsui Chemicals, Inc.	19,174
658	Monsanto Co.	76,868
286	Nippon Paint Holdings Co. Ltd.	10,997
740	Nissan Chemical Industries Ltd.	24,565
248	Nitto Denko Corp.	22,114
2,526	Orica Ltd.	40,157
357	PPG Industries, Inc.	37,574
207	Praxair, Inc.	26,943
338	Shin-Etsu Chemical Co. Ltd.	30,915
6	Sika AG	41,348
184	Solvay SA	26,382
161	Symrise AG	11,273
749	Teijin Ltd.	15,017

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Chemicals – (continued)
1,237	The Dow Chemical Co.	$ 79,465
504	The Sherwin-Williams Co.	169,984
994	Toray Industries, Inc.	8,976
873	Tosoh Corp.	10,336
473	Umicore SA	37,973
120	W.R. Grace & Co.	8,275

		1,954,697

Commercial Services & Supplies – 0.1%
708	Babcock International Group PLC	7,887
886	Cintas Corp.	119,477
699	Dai Nippon Printing Co. Ltd.	7,710
1,771	G4S PLC	7,687
410	ISS A/S	16,808
618	Park24 Co. Ltd.	15,640
816	Republic Services, Inc.	52,404
2,993	Rollins, Inc.	129,926
180	Secom Co. Ltd.	13,505
2,275	Securitas AB Class B	37,886
256	Societe BIC SA	30,028
237	Stericycle, Inc.*	18,268
3,263	Toppan Printing Co. Ltd.	34,482
813	Waste Connections, Inc.	52,829
831	Waste Management, Inc.	62,450

		606,987

Communications Equipment – 0.1%
138	Arista Networks, Inc.*	20,602
5,323	Cisco Systems, Inc.	167,408
402	CommScope Holding Co., Inc.*	14,786
864	F5 Networks, Inc.*	104,328
371	Harris Corp.	42,468
952	Juniper Networks, Inc.	26,609
493	Motorola Solutions, Inc.	44,705

		420,906

Construction & Engineering – 0.2%
2,794	ACS Actividades de Construccion y Servicios SA	107,000
865	Boskalis Westminster	30,938
173	Bouygues SA	7,417
1,380	CIMIC Group Ltd.	45,777
740	Eiffage SA	71,681
404	Ferrovial SA	8,712
1,241	Fluor Corp.	53,897
267	HOCHTIEF AG	47,658
2,254	Jacobs Engineering Group, Inc.	118,831
3,832	Kajima Corp.	33,414
2,126	Obayashi Corp.	25,598
2,345	Shimizu Corp.	24,777
858	Skanska AB Class B	19,497
211	SNC-Lavalin Group, Inc.	9,293
2,915	Taisei Corp.	27,902
519	Vinci SA	46,475

		678,867

Shares	Description	Value
Common Stocks – (continued)
Construction Materials – 0.1%
2,674	Boral Ltd.	$ 14,818
1,961	CRH PLC	68,833
4,023	Fletcher Building Ltd.	24,150
477	HeidelbergCement AG	47,234
475	Imerys SA	41,175
3,080	James Hardie Industries PLC	47,160
38	Martin Marietta Materials, Inc.	8,604
5,781	Taiheiyo Cement Corp.	21,692

		273,666

Consumer Finance – 0.1%
3,227	Ally Financial, Inc.	73,059
1,860	American Express Co.	158,528
1,073	Capital One Financial Corp.	92,471
762	Credit Saison Co. Ltd.	14,677
1,145	Discover Financial Services	69,776
4,122	Navient Corp.	60,800
2,187	Provident Financial PLC	59,537
1,351	Synchrony Financial	40,962

		569,810

Containers & Packaging – 0.1%
1,256	Amcor Ltd.	15,418
172	Avery Dennison Corp.	15,984
260	Ball Corp.	10,894
888	Crown Holdings, Inc.*	52,809
788	International Paper Co.	43,324
373	Packaging Corp. of America	40,836
363	Sealed Air Corp.	15,794
960	Toyo Seikan Group Holdings Ltd.	15,737
1,868	WestRock Co.	107,261

		318,057

Distributors – 0.0%
826	Genuine Parts Co.	70,152
1,485	Jardine Cycle & Carriage Ltd.	44,219
412	LKQ Corp.*	14,239

		128,610

Diversified Consumer Services – 0.0%
311	Benesse Holdings, Inc.	11,903
4,458	H&R Block, Inc.	135,969

		147,872

Diversified Financial Services – 0.2%
2,821	AMP Ltd.	12,161
1,637	Berkshire Hathaway, Inc. Class B*	286,426
2,342	Challenger Ltd.	24,069
409	Eurazeo SA	33,384
1,068	EXOR NV	63,959
120	Groupe Bruxelles Lambert SA	12,308
1,282	Industrivarden AB Class C	31,095
691	Investor AB Class B	32,771

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Diversified Financial Services – (continued)
617	L E Lundbergforetagen AB Class B	$ 48,565
1,728	Leucadia National Corp.	44,980
4,146	Mitsubishi UFJ Lease & Finance Co. Ltd.	22,086
1,600	Onex Corp.	128,218
1,974	ORIX Corp.	31,324
316	Pargesa Holding SA	25,218
143	Wendel SA	21,516

		818,080

Diversified Telecommunication Services – 0.3%
7,912	AT&T, Inc.	308,568
301	BCE, Inc.	14,128
32,566	Bezeq The Israeli Telecommunication Corp. Ltd.	48,329
2,154	BT Group PLC	8,914
881	CenturyLink, Inc.(a)	20,501
3,789	Deutsche Telekom AG	69,220
299	Elisa Oyj	12,309
29	Iliad SA	7,194
2,865	Koninklijke KPN NV	10,389
682	Level 3 Communications, Inc.*	40,020
1,019	Nippon Telegraph & Telephone Corp.	49,868
802	Orange SA	13,495
69,739	PCCW Ltd.	39,220
283	Proximus SADP	9,952
3,570	Singapore Telecommunications Ltd.	10,452
6,705	Spark New Zealand Ltd.	18,885
31	Swisscom AG	15,152
3,534	TDC A/S	21,807
46,173	Telecom Italia SpA*	47,503
52,947	Telecom Italia SpA RSP	43,372
4,219	Telefonica SA	47,772
596	Telenor ASA	11,898
2,026	Telia Co. AB	9,524
6,753	Telstra Corp. Ltd.	22,154
580	TELUS Corp.	20,948
4,108	Verizon Communications, Inc.	198,827
1,420	Zayo Group Holdings, Inc.*	46,562

		1,166,963

Electric Utilities – 0.3%
746	Alliant Energy Corp.	30,235
468	American Electric Power Co., Inc.	33,013
19,007	AusNet Services	24,861
998	Chubu Electric Power Co., Inc.	13,114
1,290	CK Infrastructure Holdings Ltd.	12,024
3,125	CLP Holdings Ltd.	33,297
7,473	Contact Energy Ltd.	30,091
192	DONG Energy A/S(b)	9,263
595	Duke Energy Corp.	50,646
509	Edison International	40,048

Shares	Description	Value
Common Stocks – (continued)
Electric Utilities – (continued)
15,398	EDP - Energias de Portugal SA	$ 54,670
312	Emera, Inc.	11,612
2,347	Endesa SA	55,561
5,314	Enel SpA	30,313
273	Entergy Corp.	20,945
386	Eversource Energy	23,465
1,364	Exelon Corp.	52,296
1,523	FirstEnergy Corp.	48,599
498	Fortis, Inc.	18,158
785	Fortum Oyj	12,836
32,782	HK Electric Investments & HK Electric Investments Ltd.(b)	31,090
1,483	Hydro One Ltd.(b)	26,597
10,285	Iberdrola SA	81,076
857	Kyushu Electric Power Co., Inc.	10,149
6,793	Mercury NZ Ltd.	17,753
676	NextEra Energy, Inc.	98,757
795	OGE Energy Corp.	28,509
660	PG&E Corp.	44,675
387	Pinnacle West Capital Corp.	33,565
1,199	Power Assets Holdings Ltd.	11,876
460	PPL Corp.	17,632
914	SSE PLC	16,633
3,154	Terna Rete Elettrica Nazionale SpA	18,018
747	The Chugoku Electric Power Co., Inc.	8,189
2,674	The Kansai Electric Power Co., Inc.	35,904
809	The Southern Co.	38,775
769	Tohoku Electric Power Co., Inc.	10,476
7,238	Tokyo Electric Power Co. Holdings., Inc*	30,701
753	Westar Energy, Inc.	38,215
756	Xcel Energy, Inc.	35,766

		1,239,403

Electrical Equipment – 0.2%
3,941	ABB Ltd.	92,323
272	Acuity Brands, Inc.	55,121
243	AMETEK, Inc.	14,964
1,548	Eaton Corp. PLC	121,131
757	Emerson Electric Co.	45,125
3,499	Fuji Electric Co. Ltd.	19,265
324	Legrand SA	22,381
2,068	Mitsubishi Electric Corp.	32,014
403	Nidec Corp.	44,406
2,580	Prysmian SpA	82,523
226	Rockwell Automation, Inc.	37,297
523	Schneider Electric SE*	41,047
1,025	Sensata Technologies Holding NV*	46,248
191	Vestas Wind Systems A/S	18,667

		672,512

Electronic Equipment, Instruments & Components – 0.2%
469	Alps Electric Co. Ltd.	12,754
822	Amphenol Corp. Class A	62,982

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)
981	Arrow Electronics, Inc.*	$ 79,746
478	Avnet, Inc.	18,346
531	CDW Corp.	33,681
2,085	Corning, Inc.	60,757
5,067	Flex Ltd.*	81,021
573	FLIR Systems, Inc.	21,384
563	Hamamatsu Photonics KK	17,896
284	Hexagon AB Class B	14,033
126	Hirose Electric Co. Ltd.	17,157
613	Hitachi High-Technologies Corp.	22,564
2,913	Hitachi Ltd.	20,041
159	Ingenico Group SA	16,678
140	Keyence Corp.	64,668
394	Kyocera Corp.	23,936
547	Nippon Electric Glass Co. Ltd.	19,363
896	OMRON Corp.	44,703
133	TDK Corp.	9,559
564	TE Connectivity Ltd.	45,340
821	Trimble, Inc.*	30,730
1,225	Yaskawa Electric Corp.	32,841
2,373	Yokogawa Electric Corp.	39,937

		790,117

Energy Equipment & Services – 0.1%
2,216	Baker Hughes a GE Co.	81,748
292	Halliburton Co.	12,392
2,357	National Oilwell Varco, Inc.	77,097
11,641	Petrofac Ltd.	68,784
17,838	Saipem SpA*	73,193
592	Schlumberger Ltd.	40,611
1,579	TechnipFMC PLC*	45,065

		398,890

Equity Real Estate Investment Trusts (REITs) – 0.3%
328	Alexandria Real Estate Equities, Inc.	39,770
488	American Tower Corp.	66,529
3,922	Ascendas Real Estate Investment Trust	7,808
103	AvalonBay Communities, Inc.	19,812
98	Boston Properties, Inc.	11,849
1,106	Camden Property Trust	99,208
9,747	CapitaLand Commercial Trust	12,365
625	Colony NorthStar, Inc. Class A	9,150
188	Crown Castle International Corp.	18,909
8	Daiwa House REIT Investment Corp.	19,828
4,613	Dexus	34,639
526	Digital Realty Trust, Inc.	60,669
1,172	Duke Realty Corp.	33,508
115	Equinix, Inc.	51,834
216	Equity Residential	14,701
63	Essex Property Trust, Inc.	16,487
141	Extra Space Storage, Inc.	11,210
91	Federal Realty Investment Trust	12,069

Shares	Description	Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
121	Fonciere Des Regions	$ 11,680
77	Gecina SA	11,642
401	GGP, Inc.	9,067
3,897	Goodman Group	24,835
1,262	H&R Real Estate Investment Trust	21,358
1,322	Hammerson PLC	10,019
316	HCP, Inc.	10,001
5,640	Host Hotels & Resorts, Inc.	105,242
127	ICADE	10,904
2,130	Intu Properties PLC	7,181
430	Iron Mountain, Inc.	15,665
4	Japan Prime Realty Investment Corp.	15,039
3	Japan Real Estate Investment Corp.	15,756
6	Japan Retail Fund Investment Corp.	11,460
120	JBG SMITH Properties*	4,258
449	Kimco Realty Corp.	9,061
260	Klepierre	10,581
373	Liberty Property Trust	15,673
5,195	Link REIT	42,176
100	Mid-America Apartment Communities, Inc.	10,353
10,430	Mirvac Group	18,116
218	National Retail Properties, Inc.	8,716
3	Nippon Building Fund, Inc.	16,191
6	Nippon Prologis REIT, Inc.	12,653
12	Nomura Real Estate Master Fund, Inc.	17,013
856	Prologis, Inc.	52,053
81	Public Storage	16,651
218	Realty Income Corp.	12,439
158	Regency Centers Corp.	10,463
582	RioCan Real Estate Investment Trust	11,246
159	SBA Communications Corp.*	21,870
4,918	Scentre Group	16,263
1,903	Segro PLC	13,244
144	Simon Property Group, Inc.	22,824
514	SL Green Realty Corp.	53,081
384	Smart Real Estate Investment Trust	9,659
5,942	Stockland	19,979
3,043	The GPT Group	11,667
163	The Macerich Co.	9,355
273	UDR, Inc.	10,672
57	Unibail-Rodamco SE	14,256
11	United Urban Investment Corp.	16,403
281	Ventas, Inc.	18,925
7,620	VEREIT, Inc.	63,322
4,521	Vicinity Centres	9,950
240	Vornado Realty Trust	19,044
308	Welltower, Inc.	22,604
1,545	Westfield Corp.	9,499
446	Weyerhaeuser Co.	14,727

		1,465,181

Food & Staples Retailing – 0.6%
1,024	AEON Co. Ltd.	15,430

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Food & Staples Retailing – (continued)
829	Alimentation Couche-Tard, Inc. Class B	$ 39,311
837	Carrefour SA	20,105
190	Colruyt SA	10,647
767	Costco Wholesale Corp.	121,577
2,308	CVS Health Corp.	184,479
12,250	Distribuidora Internacional de Alimentacion SA	82,510
7,818	Empire Co. Ltd.	127,045
350	FamilyMart UNY Holdings Co. Ltd.	19,602
712	George Weston Ltd.	62,186
295	ICA Gruppen AB	11,820
15,398	J Sainsbury PLC	49,750
2,421	Jeronimo Martins SGPS SA	47,617
2,139	Koninklijke Ahold Delhaize NV	43,751
732	Lawson, Inc.	49,833
1,053	Loblaw Cos. Ltd.	57,348
572	Metro AG	6,428
572	Metro Wholesale & Food Specialist AG*	11,555
739	Metro, Inc.	25,032
265	Seven & I Holdings Co. Ltd.	10,681
1,130	Sundrug Co. Ltd.	42,095
2,595	Sysco Corp.	136,549
30,154	Tesco PLC*	69,309
734	The Jean Coutu Group PJC, Inc. Class A	12,234
3,819	The Kroger Co.	93,642
555	Tsuruha Holdings, Inc.	58,231
4,570	Wal-Mart Stores, Inc.	365,554
2,240	Walgreens Boots Alliance, Inc.	180,701
2,335	Wesfarmers Ltd.	76,087
4,083	Whole Foods Market, Inc.	170,506
30,733	William Morrison Supermarkets PLC	97,473
6,159	Woolworths Ltd.	131,454

		2,430,542

Food Products – 0.5%
474	Ajinomoto Co., Inc.	9,534
3,353	Archer-Daniels-Midland Co.	141,430
46	Barry Callebaut AG*	65,602
2,102	Bunge Ltd.	164,776
1,333	Calbee, Inc.	55,263
1,369	Campbell Soup Co.	72,324
2	Chocoladefabriken Lindt & Spruengli AG	11,386
2,155	Conagra Brands, Inc.	73,787
1,218	Danone SA	90,887
629	General Mills, Inc.	35,010
475	Hormel Foods Corp.	16,231
1,015	Ingredion, Inc.	125,170
329	Kellogg Co.	22,372
267	Kerry Group PLC Class A	24,132
431	Kikkoman Corp.	13,200
4,320	Marine Harvest ASA*	80,540
396	McCormick & Co., Inc.	37,739
558	MEIJI Holdings Co. Ltd.	44,469
637	Mondelez International, Inc. Class A	28,041

Shares	Description	Value
Common Stocks – (continued)
Food Products – (continued)
2,575	Nestle SA	$ 217,355
1,910	NH Foods Ltd.	56,496
1,038	Nisshin Seifun Group, Inc.	17,045
148	Nissin Foods Holdings Co. Ltd.	9,298
1,080	Orkla ASA	11,125
1,729	Saputo, Inc.	58,606
3,502	Tate & Lyle PLC	31,053
868	The Hershey Co.	91,409
759	The J.M. Smucker Co.	92,522
371	The Kraft Heinz Co.	32,448
229	Toyo Suisan Kaisha Ltd.	8,320
2,344	Tyson Foods, Inc. Class A	148,516
90,939	WH Group Ltd.(b)	85,268
128	Yakult Honsha Co. Ltd.	8,723
3,614	Yamazaki Baking Co. Ltd.	72,499

		2,052,576

Gas Utilities – 0.1%
1,599	APA Group	11,031
233	Atmos Energy Corp.	20,215
426	Gas Natural SDG SA	9,970
17,472	Hong Kong & China Gas Co. Ltd.	33,023
4,544	Osaka Gas Co. Ltd.	18,200
2,262	Toho Gas Co. Ltd.	15,329
5,267	Tokyo Gas Co. Ltd.	27,946
1,775	UGI Corp.	89,584

		225,298

Health Care Equipment & Supplies – 0.4%
782	Abbott Laboratories	38,459
1,025	Align Technology, Inc.*	171,411
659	Baxter International, Inc.	39,856
291	Becton Dickinson & Co.	58,607
843	Boston Scientific Corp.*	22,441
372	C.R. Bard, Inc.	119,263
1,106	Cochlear Ltd.	126,342
490	Coloplast A/S Class B	42,095
1,798	ConvaTec Group PLC*(b)	7,371
742	Danaher Corp.	60,466
287	DENTSPLY SIRONA, Inc.	17,803
1,396	DexCom, Inc.*	92,988
547	Edwards Lifesciences Corp.*	63,003
141	Essilor International SA	17,852
2,645	Getinge AB Class B	45,914
404	Hologic, Inc.*	17,861
1,432	Hoya Corp.	80,746
955	IDEXX Laboratories, Inc.*	158,969
53	Intuitive Surgical, Inc.*	49,728
791	Medtronic PLC	66,420
848	Olympus Corp.	30,780
203	ResMed, Inc.	15,655
5,091	Smith & Nephew PLC	88,583
82	Sonova Holding AG	13,300
126	Straumann Holding AG	71,154
547	Stryker Corp.	80,464
576	Sysmex Corp.	32,973
129	Teleflex, Inc.	26,731
318	Terumo Corp.	12,024
161	The Cooper Cos., Inc.	39,263

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
219	Varian Medical Systems, Inc.*	$ 21,269
396	William Demant Holding A/S*	10,521
219	Zimmer Biomet Holdings, Inc.	26,569

		1,766,881

Health Care Providers & Services – 0.3%
738	Aetna, Inc.	113,881
2,573	Alfresa Holdings Corp.	47,354
415	AmerisourceBergen Corp.	38,935
531	Anthem, Inc.	98,878
234	Cardinal Health, Inc.	18,079
1,043	Centene Corp.*	82,835
372	Cigna Corp.	64,564
645	DaVita, Inc.*	41,783
240	Envision Healthcare Corp.*	13,543
1,283	Express Scripts Holding Co.*	80,367
230	Fresenius Medical Care AG & Co. KGaA	21,689
161	Fresenius SE & Co. KGaA	13,589
445	HCA Healthcare, Inc.*	35,751
472	Henry Schein, Inc.*	86,003
411	Humana, Inc.	95,023
386	Laboratory Corp. of America Holdings*	61,339
358	McKesson Corp.	57,949
4,804	Mediclinic International PLC	46,924
997	Medipal Holdings Corp.	18,245
339	MEDNAX, Inc.*	15,926
718	Miraca Holdings, Inc.	32,764
204	Patterson Cos., Inc.	8,511
494	Quest Diagnostics, Inc.	53,505
159	Ramsay Health Care Ltd.	8,978
688	Sonic Healthcare Ltd.	12,279
868	Suzuken Co. Ltd.	28,989
1,413	UnitedHealth Group, Inc.	271,028
249	Universal Health Services, Inc. Class B	27,597

		1,496,308

Health Care Technology – 0.0%
414	Cerner Corp.*	26,649
598	M3, Inc.	16,131
117	Veeva Systems, Inc. Class A*	7,460

		50,240

Hotels, Restaurants & Leisure – 0.4%
2,697	Aramark	107,502
4,571	Aristocrat Leisure Ltd.	74,125
1,238	Carnival Corp.	82,674
333	Carnival PLC	22,476
3,547	Compass Group PLC	75,683
659	Darden Restaurants, Inc.	55,277
799	Domino’s Pizza, Inc.	149,014
3,738	Flight Centre Travel Group Ltd.	130,017
1,486	Galaxy Entertainment Group Ltd.	9,175
17,779	Genting Singapore PLC	15,276

Shares	Description	Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
1,163	Hilton Worldwide Holdings, Inc.	$ 72,722
710	InterContinental Hotels Group PLC	40,175
513	Las Vegas Sands Corp.	31,606
464	Marriott International, Inc. Class A	48,344
946	McDonald’s Corp.	146,762
1,055	McDonald’s Holdings Co. Japan Ltd.	42,870
329	Melco Resorts & Entertainment Ltd. ADR	6,646
1,425	Merlin Entertainments PLC(b)	8,824
7,743	MGM China Holdings Ltd.	15,235
1,229	MGM Resorts International	40,471
225	Oriental Land Co. Ltd.	16,310
496	Restaurant Brands International, Inc.	29,551
67	Royal Caribbean Cruises Ltd.	7,576
1,695	Sands China Ltd.	7,850
5,931	Shangri-La Asia Ltd.	9,632
148,532	SJM Holdings Ltd.	148,492
159	Sodexo SA	18,783
1,267	Starbucks Corp.	68,393
6,265	Tabcorp Holdings Ltd.	20,934
132	Vail Resorts, Inc.	27,820
1,235	Whitbread PLC	62,713
812	Wyndham Worldwide Corp.	84,748
7,900	Wynn Macau Ltd.	17,069
58	Wynn Resorts Ltd.	7,502
1,057	Yum! Brands, Inc.	79,782

		1,782,029

Household Durables – 0.2%
10,047	Barratt Developments PLC	81,599
516	D.R. Horton, Inc.	18,416
1,338	Electrolux AB Series B	45,753
191	Garmin Ltd.	9,586
1,644	Husqvarna AB Class B	16,724
444	Leggett & Platt, Inc.	21,392
559	Lennar Corp. Class A	29,314
48	Mohawk Industries, Inc.*	11,951
592	Newell Brands, Inc.	31,210
1,363	Nikon Corp.	24,016
5	NVR, Inc.*	13,052
2,158	Panasonic Corp.	29,723
282	Persimmon PLC	9,318
446	PulteGroup, Inc.	10,891
119	Rinnai Corp.	11,110
464	SEB SA	82,548
1,262	Sekisui Chemical Co. Ltd.	23,246
610	Sekisui House Ltd.	10,559
5,232	Sharp Corp.*	18,418
2,113	Sony Corp.	86,811
7,948	Techtronic Industries Co. Ltd.	35,315
161	Whirlpool Corp.	28,639

		649,591

Household Products – 0.2%
661	Church & Dwight Co., Inc.	35,264
2,338	Colgate-Palmolive Co.	168,804
309	Essity AB*	8,959

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Household Products – (continued)
388	Henkel AG & Co. KGaA	$ 51,427
687	Kimberly-Clark Corp.	84,611
5,214	Lion Corp.	111,607
400	Reckitt Benckiser Group PLC	38,891
544	Spectrum Brands Holdings, Inc.(a)	62,799
309	Svenska Cellulosa AB SCA Class B	2,559
757	The Clorox Co.	101,052
2,647	The Procter & Gamble Co.	240,401
1,208	Unicharm Corp.	30,994

		937,368

Independent Power and Renewable Electricity Producers – 0.1%
16,304	AES Corp.	182,279
10,375	Meridian Energy Ltd.	22,443

		204,722

Industrial Conglomerates – 0.2%
1,063	3M Co.	213,844
1,601	CK Hutchison Holdings Ltd.	21,068
111	DCC PLC	9,758
5,010	General Electric Co.	128,306
919	Honeywell International, Inc.	125,094
255	Jardine Matheson Holdings Ltd.	16,266
727	Jardine Strategic Holdings Ltd.	29,645
1,875	Keihan Holdings Co. Ltd.	12,131
2,669	Koninklijke Philips NV	101,999
7,832	NWS Holdings Ltd.	14,983
140	Roper Technologies, Inc.	32,544
800	Siemens AG	108,561
1,977	Smiths Group PLC	40,044

		854,243

Insurance – 0.7%
4,756	Admiral Group PLC	129,743
908	Aflac, Inc.	72,413
10,953	AIA Group Ltd.	86,151
56	Alleghany Corp.*	34,347
482	Allianz SE	102,742
326	American Financial Group, Inc.	33,056
647	American International Group, Inc.	42,346
798	Aon PLC	110,260
424	Arch Capital Group Ltd.*	41,238
442	Arthur J. Gallagher & Co.	25,985
1,452	Assicurazioni Generali SpA	26,337
579	Assurant, Inc.	60,951
302	Athene Holding Ltd.*	15,260
1,551	Aviva PLC	11,025
1,570	AXA SA	46,368
715	Axis Capital Holdings Ltd.	46,175
94	Baloise Holding AG	15,103
419	Chubb Ltd.	61,367
357	Cincinnati Financial Corp.	27,189
1,380	CNP Assurances	33,316
1,225	Dai-ichi Life Holdings, Inc.	21,161

Shares	Description	Value
Common Stocks – (continued)
Insurance – (continued)
2,108	Direct Line Insurance Group PLC	$ 10,418
212	Everest Re Group Ltd.	55,627
408	FNF Group	19,935
661	Gjensidige Forsikring ASA	11,440
1,039	Great-West Lifeco, Inc.	29,651
74	Hannover Rueck SE	9,340
1,301	Industrial Alliance Insurance & Financial Services, Inc.	60,357
4,952	Insurance Australia Group Ltd.	26,411
280	Intact Financial Corp.	21,751
747	Japan Post Holdings Co. Ltd.	9,416
5,864	Legal & General Group PLC	20,763
723	Lincoln National Corp.	52,822
635	Loews Corp.	30,912
4,245	Manulife Financial Corp.	87,437
6,669	Mapfre SA	24,841
19	Markel Corp.*	20,359
1,604	Marsh & McLennan Cos., Inc.	125,064
14,527	Medibank Pvt. Ltd.	31,611
1,145	MetLife, Inc.	62,975
691	MS & AD Insurance Group Holdings, Inc.	24,237
238	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	51,122
647	NN Group NV	26,225
3,548	Old Mutual PLC	9,202
3,802	Poste Italiane SpA(b)	27,987
2,134	Power Corp. of Canada	51,897
1,872	Power Financial Corp.	50,721
826	Principal Financial Group, Inc.	55,136
1,042	Prudential Financial, Inc.	117,986
647	Prudential PLC	15,787
2,444	QBE Insurance Group Ltd.	23,153
574	Reinsurance Group of America, Inc.	80,475
229	RenaissanceRe Holdings Ltd.	33,642
3,319	RSA Insurance Group PLC	28,576
185	Sampo Oyj Class A	10,118
687	SCOR SE	28,975
653	Sompo Holdings, Inc.	25,612
2,083	Sun Life Financial, Inc.	79,828
4,549	Suncorp Group Ltd.	51,994
99	Swiss Life Holding AG*	36,130
439	Swiss Re AG	42,325
880	T&D Holdings, Inc.	12,982
792	The Allstate Corp.	72,072
1,003	The Hartford Financial Services Group, Inc.	55,165
865	The Progressive Corp.	40,767
589	The Travelers Cos., Inc.	75,445
341	Tokio Marine Holdings, Inc.	14,340
550	Torchmark Corp.	43,434
4	Trisura Group Ltd.*	82
385	Tryg A/S	8,675
7,462	UnipolSai Assicurazioni SpA	17,250
1,380	Unum Group	69,179
630	W.R. Berkley Corp.	43,451
117	Willis Towers Watson PLC	17,419
441	XL Group Ltd.	19,580

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Insurance – (continued)
189	Zurich Insurance Group AG	$ 57,603

		3,172,235

Internet & Direct Marketing Retail – 0.3%
647	Amazon.com, Inc.*	639,094
413	Expedia, Inc.	64,622
2,908	Liberty Interactive Corp. QVC Group Class A*	69,617
969	Netflix, Inc.*	176,028
4,940	Start Today Co. Ltd.	139,391
98	The Priceline Group, Inc.*	198,793
1,743	TripAdvisor, Inc.*	68,012
1,629	Zalando SE*(b)	72,910

		1,428,467

Internet Software & Services – 0.5%
1,034	Akamai Technologies, Inc.*	48,743
474	Alphabet, Inc. Class A*	448,167
497	Alphabet, Inc. Class C*	462,459
19,972	Auto Trader Group PLC(b)	100,868
549	Cars.com, Inc.*	13,341
40	CoStar Group, Inc.*	11,022
506	Dena Co. Ltd.	11,116
2,558	eBay, Inc.*	91,397
3,394	Facebook, Inc. Class A*	574,434
4,584	Kakaku.com, Inc.	64,766
179	MercadoLibre, Inc.	51,627
2,269	Mixi, Inc.	124,703
584	Shopify, Inc. Class A*	53,817
1,273	Twitter, Inc.*	20,483
231	United Internet AG	14,063
333	VeriSign, Inc.*	33,690
1,729	Yahoo Japan Corp.	7,825
498	Zillow Group, Inc. Class C*	22,490

		2,155,011

IT Services – 0.5%
1,468	Accenture PLC Class A	189,108
368	Alliance Data Systems Corp.	88,846
320	Amadeus IT Group SA	19,697
1,565	Atos SE	237,936
582	Automatic Data Processing, Inc.	69,206
498	Broadridge Financial Solutions, Inc.	37,778
711	Capgemini SE	77,406
978	Cognizant Technology Solutions Corp. Class A	67,795
1,248	Computershare Ltd.	14,042
520	DXC Technology Co.	40,758
1,436	Fidelity National Information Services, Inc.	130,992
237	Fiserv, Inc.*	30,454
78	FleetCor Technologies, Inc.*	11,861
9,379	Fujitsu Ltd.	69,843
863	Gartner, Inc.*	110,740
118	Global Payments, Inc.	11,136
1,536	International Business Machines Corp.	222,213
270	Jack Henry & Associates, Inc.	28,976
535	Leidos Holdings, Inc.	28,590

Shares	Description	Value
Common Stocks – (continued)
IT Services – (continued)
1,262	MasterCard, Inc. Class A	$ 161,284
242	Nomura Research Institute Ltd.	9,059
3,340	NTT Data Corp.	36,382
204	Obic Co. Ltd.	12,754
823	Paychex, Inc.	47,611
1,171	PayPal Holdings, Inc.*	68,562
470	Sabre Corp.	10,401
3,471	The Western Union Co.	68,552
1,217	Total System Services, Inc.	77,231
419	Vantiv, Inc. Class A*	26,627
1,232	Visa, Inc. Class A	122,658
6,224	Worldpay Group PLC(b)	30,372

		2,158,870

Leisure Products – 0.0%
1,179	Bandai Namco Holdings, Inc.	40,986
725	Hasbro, Inc.	76,763
470	Mattel, Inc.	9,409
362	Sankyo Co. Ltd.	11,882
1,145	Sega Sammy Holdings, Inc.	15,449

		154,489

Life Sciences Tools & Services – 0.1%
292	Agilent Technologies, Inc.	17,459
26	Eurofins Scientific SE	14,483
248	Illumina, Inc.*	43,115
65	Lonza Group AG*	15,449
239	Mettler-Toledo International, Inc.*	136,966
1,208	QIAGEN NV*	40,068
1,033	Quintiles IMS Holdings, Inc.*	93,538
540	Thermo Fisher Scientific, Inc.	94,786
245	Waters Corp.*	42,493

		498,357

Machinery – 0.3%
1,010	AGCO Corp.	72,861
368	Alfa Laval AB	8,219
648	Amada Holdings Co. Ltd.	7,401
321	ANDRITZ AG	19,653
1,299	Atlas Copco AB Class A	46,982
899	Atlas Copco AB Class B	29,115
609	Caterpillar, Inc.	69,396
5,235	CNH Industrial NV	60,639
454	Cummins, Inc.	76,227
205	Deere & Co.	26,297
281	Dover Corp.	23,604
185	FANUC Corp.	37,824
497	Fortive Corp.	32,176
921	Hitachi Construction Machinery Co. Ltd.	26,366
104	IDEX Corp.	12,120
6,116	IHI Corp.*	20,158
654	Illinois Tool Works, Inc.	92,024
662	IMI PLC	10,513
1,203	Ingersoll-Rand PLC	105,720
569	JTEKT Corp.	8,099
1,466	Komatsu Ltd.	39,314
228	Kone Oyj Class B	11,876
586	Kubota Corp.	10,176

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Machinery – (continued)
428	Kurita Water Industries Ltd.	$ 12,177
334	Makita Corp.	13,065
198	MAN SE	21,926
265	Metso Oyj	8,431
358	Nabtesco Corp.	11,622
799	NSK Ltd.	10,299
427	PACCAR, Inc.	29,228
351	Parker-Hannifin Corp.	58,259
666	Pentair PLC	42,005
2,397	Sandvik AB	37,773
128	Schindler Holding AG	27,272
591	SKF AB Class B	11,747
223	Snap-on, Inc.	34,387
471	Stanley Black & Decker, Inc.	66,265
2,053	Sumitomo Heavy Industries Ltd.	14,967
218	The Middleby Corp.*	28,488
1,006	The Weir Group PLC	24,350
360	THK Co. Ltd.	10,992
2,206	Volvo AB Class B	37,470
133	Wabtec Corp.	10,023
250	Wartsila Oyj Abp	16,614
362	Xylem, Inc.	20,536
40,723	Yangzijiang Shipbuilding Holdings Ltd.	42,492

		1,437,148

Marine – 0.0%
697	Kuehne & Nagel International AG	121,378
6,380	Mitsui OSK Lines Ltd.	19,856

		141,234

Media – 0.3%
186	Axel Springer AG	11,811
247	Charter Communications, Inc. Class A*	96,802
4,906	Comcast Corp. Class A	198,448
434	Discovery Communications, Inc. Class A*	10,676
576	Discovery Communications, Inc. Class C*	13,323
1,811	Eutelsat Communications SA	49,013
271	GEDI Gruppo Editoriale SpA*	251
971	Hakuhodo DY Holdings, Inc.	13,628
422	Liberty Broadband Corp. Class C*	41,854
826	Liberty Global PLC Class A*	27,968
1,092	Liberty Global PLC Series C*	35,785
713	Liberty Media Corp.-Liberty SiriusXM Class A*	32,891
891	Liberty Media Corp.-Liberty SiriusXM Class C*	40,986
3,880	News Corp. Class A	55,523
442	Omnicom Group, Inc.	34,803
252	ProSiebenSat.1 Media SE	10,068
546	Publicis Groupe SA	41,287
641	RTL Group*	49,867
2,435	Schibsted ASA Class A	62,154
2,599	Schibsted ASA Class B	60,820

Shares	Description	Value
Common Stocks – (continued)
Media – (continued)
374	Scripps Networks Interactive, Inc. Class A	$ 32,691
1,513	Shaw Communications, Inc. Class B	33,688
3,053	Sirius XM Holdings, Inc.	17,891
1,648	TEGNA, Inc.	24,440
177	Telenet Group Holding NV*	12,357
536	The Interpublic Group of Cos., Inc.	11,583
1,445	The Walt Disney Co.	158,849
984	Time Warner, Inc.	100,781
306	Toho Co. Ltd.	11,027
696	Twenty-First Century Fox, Inc. Class A	20,254
337	Twenty-First Century Fox, Inc. Class B	9,668
321	Viacom, Inc. Class B	11,209
418	Vivendi SA	9,662
1,755	WPP PLC	35,791

		1,377,849

Metals & Mining – 0.3%
316	Agnico Eagle Mines Ltd.	14,754
14,505	Alumina Ltd.	22,031
5,057	Anglo American PLC*	83,652
834	Antofagasta PLC	10,415
1,066	ArcelorMittal*	28,066
1,528	Barrick Gold Corp.	25,835
2,563	BHP Billiton Ltd.	53,378
1,688	BHP Billiton PLC	30,779
5,206	BlueScope Steel Ltd.	54,843
933	Boliden AB	29,291
10,919	Fortescue Metals Group Ltd.	50,186
233	Franco-Nevada Corp.	16,881
5,095	Freeport-McMoRan, Inc.*	74,489
892	Fresnillo PLC	18,102
34,921	Glencore PLC*	154,050
670	Hitachi Metals Ltd.	9,325
741	JFE Holdings, Inc.	14,293
12,685	Kinross Gold Corp.*	52,297
526	Maruichi Steel Tube Ltd.	16,234
496	Mitsubishi Materials Corp.	16,663
1,655	Newcrest Mining Ltd.	26,891
2,096	Newmont Mining Corp.	77,908
1,182	Nippon Steel & Sumitomo Metal Corp.	29,016
1,377	Norsk Hydro ASA	8,885
512	Nucor Corp.	29,527
163	Randgold Resources Ltd.	15,173
497	Rio Tinto Ltd.	26,200
1,442	Rio Tinto PLC	67,582
37,524	South32 Ltd.	87,519
1,093	Steel Dynamics, Inc.	38,703
2,227	Teck Resources Ltd. Class B	48,336
285	voestalpine AG	14,445
1,059	Wheaton Precious Metals Corp.	21,473

		1,267,222

Mortgage Real Estate Investment Trusts (REITs) – 0.0%
3,606	AGNC Investment Corp.	76,375

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Mortgage Real Estate Investment Trusts (REITs) – (continued)
3,544	Annaly Capital Management, Inc.	$ 42,634

		119,009

Multi-Utilities – 0.1%
2,168	AGL Energy Ltd.	41,807
586	Ameren Corp.	32,874
413	Atco Ltd.	15,374
362	Canadian Utilities Ltd. Class A	11,489
1,546	CenterPoint Energy, Inc.	43,582
16,088	Centrica PLC	42,145
626	CMS Energy Corp.	28,946
448	Consolidated Edison, Inc.	37,121
719	Dominion Energy, Inc.	55,492
397	DTE Energy Co.	42,503
806	Engie SA	12,982
272	Innogy SE(b)	11,424
2,482	National Grid PLC	30,712
615	NiSource, Inc.	16,027
476	Public Service Enterprise Group, Inc.	21,406
1,827	RWE AG*	38,496
428	SCANA Corp.	27,550
265	Sempra Energy	29,948
500	Suez	9,041
510	Veolia Environnement SA	11,494
477	WEC Energy Group, Inc.	30,037

		590,450

Multiline Retail – 0.2%
67	Canadian Tire Corp. Ltd. Class A	7,648
1,169	Dollar General Corp.	87,862
498	Dollar Tree, Inc.*	35,896
1,284	Dollarama, Inc.	125,511
3,516	Harvey Norman Holdings Ltd.	12,294
2,783	Kohl’s Corp.	115,077
3,567	Macy’s, Inc.	84,716
8,379	Marks & Spencer Group PLC	35,612
1,854	Next PLC	96,640
2,324	Nordstrom, Inc.(a)	112,877
381	Ryohin Keikaku Co. Ltd.	97,400
1,380	Takashimaya Co. Ltd.	12,624
2,071	Target Corp.	117,364

		941,521

Oil, Gas & Consumable Fuels – 0.5%
373	Anadarko Petroleum Corp.	17,035
947	Andeavor	94,255
271	Apache Corp.	13,409
19,661	BP PLC	115,484
1,573	Caltex Australia Ltd.	39,200
3,149	Cameco Corp.	32,254
1,831	Chevron Corp.	199,927
446	ConocoPhillips	20,235
480	Enagas SA	13,566
623	Enbridge, Inc.	25,825
1,144	Eni SpA	18,113
187	EOG Resources, Inc.	17,791

Shares	Description	Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
3,620	Exxon Mobil Corp.	$ 289,745
802	Galp Energia SGPS SA	12,848
391	HollyFrontier Corp.	11,276
4,399	Husky Energy, Inc.*	50,914
1,635	Idemitsu Kosan Co. Ltd.	39,684
1,547	Imperial Oil Ltd.	44,397
594	Inter Pipeline Ltd.	11,730
234	International Petroleum Corp.*	812
7,964	JXTG Holdings, Inc.	35,400
646	Kinder Morgan, Inc.	13,198
3,067	Marathon Oil Corp.	37,509
2,204	Marathon Petroleum Corp.	123,402
1,513	Neste Oyj	65,595
349	Occidental Petroleum Corp.	21,614
1,091	OMV AG	61,802
539	ONEOK, Inc.	30,491
4,769	Origin Energy Ltd.*	26,418
709	Pembina Pipeline Corp.	24,163
367	Phillips 66	30,736
53	Pioneer Natural Resources Co.	8,644
5,459	Repsol SA	91,427
4,305	Royal Dutch Shell PLC Class A	121,579
3,846	Royal Dutch Shell PLC Class B	109,564
2,441	Showa Shell Sekiyu K.K.	26,589
3,898	Snam SpA	18,443
517	Statoil ASA	9,717
1,139	Suncor Energy, Inc.	37,155
1,137	The Williams Cos., Inc.	36,134
1,043	TOTAL SA	53,040
1,167	TransCanada Corp.	59,625
2,659	Valero Energy Corp.	183,391
1,548	Veresen, Inc.	22,610
490	Woodside Petroleum Ltd.	11,452

		2,328,198

Paper & Forest Products – 0.1%
1,303	Mondi PLC	34,320
4,753	Oji Holdings Corp.	24,375
3,715	Stora Enso Oyj Class R	49,669
3,253	UPM-Kymmene Oyj	88,557
514	West Fraser Timber Co. Ltd.	27,313

		224,234

Personal Products – 0.2%
808	Beiersdorf AG	88,669
1,476	Kao Corp.	89,865
998	Kose Corp.	111,059
652	L’Oreal SA	135,081
3,148	Pola Orbis Holdings, Inc.	87,336
2,986	Shiseido Co. Ltd.	105,476
1,541	The Estee Lauder Cos., Inc. Class A	152,544
2,021	Unilever NV	117,779
2,727	Unilever PLC	155,528

		1,043,337

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals – 0.7%
98	Allergan PLC	$ 24,728
4,261	Astellas Pharma, Inc.	54,266
952	AstraZeneca PLC	56,742
1,397	Bayer AG	176,946
1,865	Bristol-Myers Squibb Co.	106,118
1,009	Daiichi Sankyo Co. Ltd.	22,005
1,448	Eli Lilly & Co.	119,692
7,225	GlaxoSmithKline PLC	143,828
139	H. Lundbeck A/S	8,335
813	Ipsen SA	104,060
174	Jazz Pharmaceuticals PLC*	26,728
3,307	Johnson & Johnson	438,905
3,026	Mallinckrodt PLC*	138,591
2,460	Merck & Co., Inc.	157,145
459	Merck KGaA	50,367
1,084	Mitsubishi Tanabe Pharma Corp.	25,805
2,837	Mylan NV*	110,615
1,128	Novartis AG	96,080
1,869	Novo Nordisk A/S Class B	79,487
1,654	Orion Oyj Class B	83,594
456	Otsuka Holdings Co. Ltd.	20,082
1,089	Perrigo Co. PLC	81,588
5,423	Pfizer, Inc.	179,827
793	Recordati SpA	33,889
708	Roche Holding AG	179,244
867	Sanofi	82,615
1,686	Sumitomo Dainippon Pharma Co. Ltd.	23,617
152	Taisho Pharmaceutical Holdings Co. Ltd.	11,387
572	Takeda Pharmaceutical Co. Ltd.	30,217
811	Taro Pharmaceutical Industries Ltd.*	92,722
5,554	Teva Pharmaceutical Industries Ltd. ADR	178,672
3,255	Valeant Pharmaceuticals International, Inc.*	53,626
1,294	Zoetis, Inc.	80,901

		3,072,424

Professional Services – 0.2%
605	Adecco Group AG	46,157
512	Bureau Veritas SA	11,666
5,699	Capita PLC	49,518
109	Equifax, Inc.	15,853
2,016	Experian PLC	40,050
519	IHS Markit Ltd.*	24,211
323	Intertek Group PLC	18,322
798	ManpowerGroup, Inc.	85,506
329	Nielsen Holdings PLC	14,150
862	Randstad Holding NV	51,975
7,647	Recruit Holdings Co. Ltd.	132,367
1,573	RELX NV	33,040
1,956	RELX PLC	42,604
2,578	Robert Half International, Inc.	116,655
591	SEEK Ltd.	8,081
41	SGS SA	90,618
190	Verisk Analytics, Inc.*	16,580

Shares	Description	Value
Common Stocks – (continued)
Professional Services – (continued)
1,240	Wolters Kluwer NV	$ 55,147

		852,500

Real Estate Management & Development – 0.2%
155	Azrieli Group Ltd.	8,470
11,727	CapitaLand Ltd.	31,901
1,192	CBRE Group, Inc. Class A*	45,284
6,299	Cheung Kong Property Holdings Ltd.	50,939
1,459	City Developments Ltd.	12,111
258	Daito Trust Construction Co. Ltd.	43,608
351	Daiwa House Industry Co. Ltd.	12,243
792	First Capital Realty, Inc.	12,959
6,630	Global Logistic Properties Ltd.	16,181
5,214	Hang Lung Group Ltd.	19,805
5,502	Hang Lung Properties Ltd.	13,684
1,368	Henderson Land Development Co. Ltd.	7,907
2,422	Hongkong Land Holdings Ltd.	18,200
537	Jones Lang LaSalle, Inc.	68,317
11,550	Kerry Properties Ltd.	40,474
2,061	LendLease Group	27,799
409	Mitsubishi Estate Co. Ltd.	7,437
30,087	New World Development Co. Ltd.	40,631
8,676	Sino Land Co. Ltd.	14,309
2,026	Sun Hung Kai Properties Ltd.	31,347
1,058	Swire Pacific Ltd. Class A	10,542
4,709	Swire Properties Ltd.	16,267
155	Swiss Prime Site AG*	13,986
3,680	The Wharf Holdings Ltd.	31,279
3,711	Tokyu Fudosan Holdings Corp.	22,261
1,468	UOL Group Ltd.	8,542
341	Vonovia SE	13,819
8,975	Wheelock & Co. Ltd.	67,631

		707,933

Road & Rail – 0.1%
29	AMERCO	11,268
7,423	Aurizon Holdings Ltd.	29,794
699	Canadian National Railway Co.	55,236
47	Canadian Pacific Railway Ltd.	7,358
218	Central Japan Railway Co.	35,082
1,040	CSX Corp.	51,314
196	DSV A/S	12,655
173	East Japan Railway Co.	16,224
319	Hankyu Hanshin Holdings, Inc.	11,386
290	J.B. Hunt Transport Services, Inc.	26,306
148	Kansas City Southern	15,272
2,587	Keikyu Corp.	30,024
1,113	Keio Corp.	9,321
3,600	Kintetsu Group Holdings Co. Ltd.	13,805

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Road & Rail – (continued)
219	Kyushu Railway Co.	$ 7,219
5,493	MTR Corp. Ltd.	31,720
2,395	Nagoya Railroad Co. Ltd.	10,983
8,968	Nippon Express Co. Ltd.	57,268
355	Norfolk Southern Corp.	39,966
381	Odakyu Electric Railway Co. Ltd.	7,547
2,305	Tobu Railway Co. Ltd.	12,205
507	Tokyu Corp.	7,460
807	Union Pacific Corp.	83,089
149	West Japan Railway Co.	10,695

		593,197

Semiconductors & Semiconductor Equipment – 0.4%
4,004	Advanced Micro Devices, Inc.*(a)	54,494
966	Analog Devices, Inc.	76,324
3,501	Applied Materials, Inc.	155,129
1,620	ASM Pacific Technology Ltd.	20,936
505	ASML Holding NV	76,155
445	Broadcom Ltd.	109,764
43	Disco Corp.	7,621
1,082	Infineon Technologies AG	23,497
9,185	Intel Corp.	325,792
668	KLA-Tencor Corp.	61,877
719	Marvell Technology Group Ltd.	11,188
389	Maxim Integrated Products, Inc.	17,676
512	Microchip Technology, Inc.	40,980
960	Micron Technology, Inc.*	26,995
959	NVIDIA Corp.	155,847
122	NXP Semiconductors NV*	13,460
892	Qorvo, Inc.*	61,156
2,012	QUALCOMM, Inc.	107,018
162	Rohm Co. Ltd.	12,521
607	Skyworks Solutions, Inc.	63,656
1,216	STMicroelectronics NV	20,602
2,550	Texas Instruments, Inc.	207,519
374	Tokyo Electron Ltd.	52,599
488	Xilinx, Inc.	30,871

		1,733,677

Software – 0.7%
1,263	Activision Blizzard, Inc.	78,028
904	Adobe Systems, Inc.*	132,427
201	ANSYS, Inc.*	26,040
507	Autodesk, Inc.*	56,170
1,785	CA, Inc.	55,406
4,523	Cadence Design Systems, Inc.*	166,899
750	CDK Global, Inc.	49,335
90	Check Point Software Technologies Ltd.*	9,520
1,323	Citrix Systems, Inc.*	104,491
253	Constellation Software, Inc.	136,296
258	Dassault Systemes SE	25,309
2,271	Dell Technologies, Inc. Class V*	145,957
660	Electronic Arts, Inc.*	77,048
826	Fortinet, Inc.*	30,488
1,112	Gemalto NV	56,647

Shares	Description	Value
Common Stocks – (continued)
Software – (continued)
1,251	Intuit, Inc.	$ 171,650
975	LINE Corp.*	35,844
10,772	Microsoft Corp.	783,124
137	Nice Ltd.	10,212
74	Nintendo Co. Ltd.	25,131
5,338	Nuance Communications, Inc.*	92,347
488	Open Text Corp.	16,322
4,412	Oracle Corp.	228,882
749	Red Hat, Inc.*	74,054
652	salesforce.com, Inc.*	59,202
934	SAP SE	98,897
746	ServiceNow, Inc.*	82,396
670	Splunk, Inc.*(a)	40,207
499	SS&C Technologies Holdings, Inc.	19,341
1,726	Symantec Corp.	53,489
1,327	Synopsys, Inc.*	101,608
10,272	The Sage Group PLC	91,349
533	VMware, Inc. Class A*(a)	49,414

		3,183,530

Specialty Retail – 0.6%
280	ABC-Mart, Inc.	15,966
350	Advance Auto Parts, Inc.	39,204
864	AutoNation, Inc.*	36,616
165	AutoZone, Inc.*	89,070
3,598	Bed Bath & Beyond, Inc.	107,580
3,170	Best Buy Co., Inc.	184,938
1,778	Dick’s Sporting Goods, Inc.	66,391
5,130	Dixons Carphone PLC	18,220
85	Dufry AG*	13,541
170	Fast Retailing Co. Ltd.	51,008
1,496	Foot Locker, Inc.	70,596
5,325	Hennes & Mauritz AB Class B	138,930
684	Hikari Tsushin, Inc.	74,692
2,795	Industria de Diseno Textil SA	110,946
16,408	Kingfisher PLC	63,675
1,931	L Brands, Inc.	89,579
1,876	Lowe’s Cos., Inc.	145,202
723	Nitori Holdings Co. Ltd.	102,032
439	O’Reilly Automotive, Inc.*	89,688
2,138	Ross Stores, Inc.	118,274
143	Shimamura Co. Ltd.	17,781
903	Signet Jewelers Ltd.(a)	55,227
13,806	Staples, Inc.	140,131
5,394	The Gap, Inc.	128,539
2,223	The Home Depot, Inc.	332,561
2,008	The TJX Cos., Inc.	141,183
727	Tiffany & Co.	69,436
1,621	Tractor Supply Co.	90,971
344	Ulta Salon, Cosmetics & Fragrance, Inc.*	86,416
951	USS Co. Ltd.	19,211
6,591	Yamada Denki Co. Ltd.	35,202

		2,742,806

Technology Hardware, Storage & Peripherals – 0.4%
8,708	Apple, Inc.	1,295,141
2,837	Brother Industries Ltd.	72,385
1,156	Canon, Inc.	40,218

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – (continued)
1,078	FUJIFILM Holdings Corp.	$ 39,625
3,587	Hewlett Packard Enterprise Co.	62,808
3,269	HP, Inc.	62,438
6,164	Konica Minolta, Inc.	51,058
692	NetApp, Inc.	30,047
504	Seagate Technology PLC	16,612
547	Seiko Epson Corp.	14,398
690	Western Digital Corp.	58,733
2,123	Xerox Corp.	65,112

		1,808,575

Textiles, Apparel & Luxury Goods – 0.5%
860	adidas AG	196,419
1,656	Asics Corp.	30,102
6,327	Burberry Group PLC	142,721
397	Christian Dior SE	113,047
357	Cie Financiere Richemont SA	30,349
2,656	Coach, Inc.	125,204
308	Hermes International	156,006
1,398	HUGO BOSS AG	105,449
100	Kering	34,952
1,797	Lululemon Athletica, Inc.*	110,767
1,882	Luxottica Group SpA	108,646
496	LVMH Moet Hennessy Louis Vuitton SE	124,589
3,401	Michael Kors Holdings Ltd.*	123,932
2,613	NIKE, Inc. Class B	154,298
257	Pandora A/S	29,578
623	PVH Corp.	74,318
1,563	Ralph Lauren Corp.	118,241
205	The Swatch Group AG	25,702
3,776	Under Armour, Inc. Class A*(a)	75,596
4,763	Under Armour, Inc. Class C*	86,258
1,895	VF Corp.	117,850

		2,084,024

Thrifts & Mortgage Finance – 0.0%
838	New York Community Bancorp, Inc.	11,003

Tobacco – 0.2%
2,185	Altria Group, Inc.	141,959
2,003	British American Tobacco PLC	124,598
558	British American Tobacco PLC ADR	34,859
818	Imperial Tobacco Group PLC	33,688
552	Japan Tobacco, Inc.	19,181
2,339	Philip Morris International, Inc.	272,985
1,126	Swedish Match AB	39,605

		666,875

Trading Companies & Distributors – 0.2%
180	AerCap Holdings NV*	8,838
1,304	Ashtead Group PLC	28,015
190	Brenntag AG	10,767
478	Bunzl PLC	14,433
2,442	Fastenal Co.	104,908

Shares	Description	Value
Common Stocks – (continued)
Trading Companies & Distributors – (continued)
1,285	Finning International, Inc.	$ 25,860
736	HD Supply Holdings, Inc.*	23,913
2,824	Itochu Corp.	44,285
4,690	Marubeni Corp.	31,078
1,836	MISUMI Group, Inc.	45,532
2,607	Mitsubishi Corp.	56,604
4,376	Mitsui & Co. Ltd.	63,630
2,680	Rexel SA	42,439
4,238	Sumitomo Corp.	57,284
1,167	Toyota Tsusho Corp.	37,517
381	United Rentals, Inc.*	45,324
666	W.W. Grainger, Inc.	111,049
1,602	Wolseley PLC	95,652

		847,128

Transportation Infrastructure – 0.0%
805	Abertis Infraestructuras SA	15,872
189	Aena SA(b)	36,940
88	Aeroports de Paris	14,893
580	Atlantia SpA	17,643
179	Fraport AG Frankfurt Airport Services Worldwide	17,925
1,389	Kamigumi Co. Ltd.	14,886
463	Macquarie Infrastructure Corp.	35,100
5,706	SATS Ltd.	20,330
2,220	Sydney Airport	11,966
1,496	Transurban Group	13,662

		199,217

Water Utilities – 0.0%
334	American Water Works Co., Inc.	27,087
588	Severn Trent PLC	17,386
1,441	United Utilities Group PLC	17,077

		61,550

Wireless Telecommunication Services – 0.1%
938	KDDI Corp.	24,854
824	NTT DOCOMO, Inc.	19,135
413	Rogers Communications, Inc. Class B	21,476
810	SoftBank Group Corp.	65,284
2,860	Sprint Corp.*	22,823
16,649	StarHub Ltd.	33,533
814	T-Mobile US, Inc.*	50,191
23,877	Vodafone Group PLC	69,992

		307,288

TOTAL COMMON STOCKS (Cost $69,168,028)		$ 75,559,643

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Rate	Value
Preferred Stocks – 0.0%
Automobiles – 0.0%
Bayerische Motoren Werke AG
EUR 90	0.000%	$ 7,172
Volkswagen AG
61	0.000	9,381

		16,553

Chemicals – 0.0%
Fuchs Petrolub SE
1,468	0.000	87,148

TOTAL PREFERRED STOCKS (Cost $84,309)		$ 103,701

Contracts	Exercise Price	Expiration Date	Value
Option Contracts Purchased – 4.1%
Options on Futures – 4.1%
Credit Suisse International (London) Call - Eurodollar Futures
440	$ 97.750	03/19/18	$ 792,000
Credit Suisse International (London) Call - Eurodollar Futures
1,873	99.000	03/18/19	117,063
Credit Suisse International (London) Call - Eurodollar Futures
614	99.000	06/17/19	53,725
Credit Suisse International (London) Call - Eurodollar Futures
3,240	99.000	12/17/18	162,000
Credit Suisse International (London) Call - Eurodollar Futures
120	98.125	12/17/18	81,000
Credit Suisse International (London) Call - Eurodollar Futures
99	98.375	06/18/18	35,269
Credit Suisse International (London) Call - Eurodollar Futures
112	98.250	09/17/18	58,800
Credit Suisse International (London) Call - Eurodollar Futures
71	98.375	03/19/18	26,181
Credit Suisse International (London) Call - Eurodollar Futures
141	98.000	03/18/19	125,137
Credit Suisse International (London) Call - Eurodollar Futures
166	97.750	06/17/19	219,950
Credit Suisse International (London) Call - Eurodollar Futures
99	97.875	03/18/19	108,900
Credit Suisse International (London) Call - Eurodollar Futures
104	98.000	12/17/18	91,650
Credit Suisse International (London) Call - Eurodollar Futures
80	98.125	09/17/18	58,000
Credit Suisse International (London) Call - Eurodollar Futures
33	98.250	06/18/18	17,944
Credit Suisse International (London) Call - Eurodollar Futures
1,709	98.000	09/18/17	2,862,575
Credit Suisse International (London) Call - Eurodollar Futures
1,221	97.000	12/18/17	4,731,375
Credit Suisse International (London) Put - Eurodollar Futures
1,221	100.000	03/16/20	6,105,000
Credit Suisse International (London) Call - Eurodollar Futures
1,517	97.875	12/18/17	2,559,937

TOTAL OPTION CONTRACTS PURCHASED – 4.1% (Cost $19,692,924)			$ 18,206,506

Shares	Description	Value
Exchange Traded Funds – 68.4%
1,544,563	iShares Core MSCI Emerging Markets ETF	$ 81,537,481
593	iShares MSCI Canada ETF	16,545
1,078,204	iShares MSCI EAFE ETF	72,164,194
478,865	iShares MSCI EAFE Small-Cap ETF	28,640,915
521,769	Vanguard S&P 500 ETF	118,253,726

TOTAL EXCHANGE TRADED FUNDS (Cost $255,417,690)		$300,612,861

Shares	Distribution Rate	Value
Investment Companies – 7.4%
Altaba, Inc.*		$ 67,452
1,155	N/A
Goldman Sachs Financial Square Government Fund - Institutional Shares(c)(d)
32,368,588	0.895%	32,368,588

TOTAL INVESTMENT COMPANIES (Cost $32,420,051)		$ 32,436,040

Securities Lending Reinvestment Vehicle(c)(d) – 0.1%
Goldman Sachs Financial Square Government Fund - Institutional Shares
491,224	0.895%	$ 491,224
(Cost $491,224)

TOTAL INVESTMENTS – 97.2% (Cost $377,274,226)		$427,409,975

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.8%		12,372,260

NET ASSETS – 100.0%		$439,782,235

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $522,681, which represents approximately 0.1% of net assets as of July 31, 2017.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on July 31, 2017.

(d)	Represents an Affiliated Fund.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Curreny Legend
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
ILS	— Israeli Shekel
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar

Investment Abbreviations:
ADR	— American Depositary Receipt
BP	— British Pound Offered Rate
ETF	— Exchange Traded Fund
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At July 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Morgan Stanley & Co. International PLC	AUD	2,410,000	USD	1,824,216	$1,926,755	09/20/17	$102,539
	CHF	2,580,000	USD	2,661,204	2,677,015	09/20/17	15,811
	DKK	2,940,000	USD	443,057	469,349	09/20/17	26,293
	EUR	7,650,000	USD	8,568,467	9,081,262	09/20/17	512,796
	GBP	3,775,000	USD	4,831,853	4,989,456	09/20/17	157,603
	JPY	675,000,000	USD	6,112,110	6,137,106	09/20/17	24,996
	NOK	1,450,000	USD	170,681	184,616	09/20/17	13,935
	NZD	60,000	USD	43,185	45,018	09/20/17	1,833
	SEK	7,650,000	USD	878,959	950,274	09/20/17	71,315
	SGD	470,000	USD	340,203	347,077	09/20/17	6,874
	USD	8,015,618	CHF	7,690,000	7,979,165	09/20/17	36,454
	USD	2,854,038	HKD	22,190,000	2,844,999	09/20/17	9,039
	USD	226,629	ILS	800,000	225,116	09/20/17	1,513
	USD	20,726,239	JPY	2,274,000,000	20,675,227	09/20/17	51,012

TOTAL							$1,032,013

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Morgan Stanley & Co. International PLC	HKD	6,630,000	USD	851,871	$850,038	09/20/17	$(1,833)
	ILS	240,000	USD	68,269	67,535	09/20/17	(734)
	USD	6,113,362	AUD	8,110,000	6,483,810	09/20/17	(370,448)
	USD	1,843,925	CAD	2,480,000	1,990,603	09/20/17	(146,679)
	USD	1,571,652	DKK	10,340,000	1,650,705	09/20/17	(79,053)
	USD	28,710,161	EUR	25,420,000	30,175,907	09/20/17	(1,465,746)
	USD	15,996,885	GBP	12,340,000	16,309,904	09/20/17	(313,019)
	USD	548,375	NOK	4,650,000	592,044	09/20/17	(43,669)
	USD	143,621	NZD	200,000	150,060	09/20/17	(6,439)
	USD	2,598,362	SEK	22,500,000	2,794,923	09/20/17	(196,561)
	USD	1,137,495	SGD	1,570,000	1,159,385	09/20/17	(21,890)

TOTAL							$(2,646,071)

FUTURES CONTRACTS — At July 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Russell 2000 Mini Index	621	September 2017	$44,227,620	$56,424
S&P Toronto Stock Exchange 60 Index	74	September 2017	10,557,947	(202,814)

TOTAL				$(146,390)

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

TAX INFORMATION — At July 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$379,357,996

Gross unrealized gain	54,149,086
Gross unrealized loss	(6,097,107)

Net unrealized security gain	$48,051,979

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments.

Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Securities Lending — Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying an amount equal to the market value of the securities loaned minus the value of the cash collateral received from the borrower for the loan, subject to the exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements collateralized by common stocks which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of July 31, 2017 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of July 31, 2017:

GLOBAL MANAGED BETA

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$7,576	$114,057	$—
Asia	409,645	9,236,466	—
Australia and Oceania	17,753	2,360,907	—
Europe	1,219,361	16,540,381	—
North America	45,511,451	183,705	—
South America	51,627	10,415	—
Exchange Traded Funds	300,680,313	—	—
Investment Company	32,368,588	—	—
Securities Lending Reinvestment Vehicle	491,224	—	—
Total	$380,757,538	$28,445,931	$—

Derivative Type
Assets
Options Purchased	$18,206,506	$—	$—
Forward Foreign Currency Exchange Contracts(b)	—	1,032,013	—
Futures Contracts(b)	56,424	—	—
Total	$18,262,930	$1,032,013	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(2,646,071)	$—
Futures Contracts	(202,814)	—	—
Total	$(202,814)	$(2,646,071)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for international equitiy securities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, it will subject the Fund, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 97.1%
Brazil – 8.3%
585,580	Banco Bradesco SA (Banks)*	$ 5,661,724
732,500	Banco do Brasil SA (Banks)*	6,741,626
2,378,600	Banco Santander Brasil SA ADR (Banks)	19,338,018
276,200	Braskem SA (Preference) Class A (Materials)(a)	3,304,639
321,800	CCR SA (Transportation)	1,762,581
1,720,800	EcoRodovias Infraestrutura e Logistica SA (Transportation)	5,899,066
1,378,100	Estacio Participacoes SA (Consumer Services)	9,015,422
355,300	Fleury SA (Health Care Equipment & Services)	3,421,572
59,800	Grendene SA (Consumer Durables & Apparel)	507,035
2,280,740	Itau Unibanco Holding SA (Preference) (Banks)(a)	27,295,594
1,453,100	Kroton Educacional SA (Consumer Services)	7,027,033
1,206,900	Qualicorp SA (Health Care Equipment & Services)	12,694,636
693,200	Vale SA ADR (Materials)*	6,952,796
1,933,100	Vale SA (Preference) (Materials)*,(a)	18,082,809

		127,704,551

Chile – 1.6%
21,955	CAP SA (Materials)	231,098
590,270	Sociedad Quimica y Minera de Chile SA ADR (Materials)	24,266,000

		24,497,098

China – 28.4%
7,972,000	Agile Group Holdings Ltd. (Real Estate)	9,477,648
46,405,000	Agricultural Bank of China Ltd. Class H (Banks)	21,645,264
1,354,000	Air China Ltd. Class H (Transportation)	1,221,131
235,200	Alibaba Group Holding Ltd. ADR (Software & Services)*	36,444,240
8,600	Autohome, Inc. ADR (Software & Services)*(b)	418,648
2,857,500	BAIC Motor Corp. Ltd. Class H (Automobiles & Components)(c)	2,568,892
8,316,000	Bank of China Ltd. Class H (Banks)	4,089,916
2,622,000	Beijing Capital International Airport Co. Ltd. Class H (Transportation)	4,126,567
31,759,000	China Construction Bank Corp. Class H (Banks)	26,369,960
3,700,000	China Lesso Group Holdings Ltd. (Capital Goods)	2,607,716
714,000	China Life Insurance Co. Ltd. Class H (Insurance)	2,256,565
14,700	China Lodging Group Ltd. ADR (Consumer Services)*	1,495,431
695,500	China Merchants Bank Co. Ltd. Class H (Banks)	2,283,701
8,309,000	China SCE Property Holdings Ltd. (Real Estate)	4,062,740
206,000	China Shenhua Energy Co. Ltd. Class H (Energy)	512,409

Shares	Description	Value
Common Stocks – (continued)
China – (continued)
932,000	China Southern Airlines Co. Ltd. Class H (Transportation)	$ 709,405
3,385,000	China Vanke Co. Ltd. Class H (Real Estate)	9,973,664
11,139,000	Chongqing Rural Commercial Bank Co. Ltd. Class H (Banks)	8,207,316
2,208,000	CIFI Holdings Group Co. Ltd. (Real Estate)	1,256,409
20,068,000	Country Garden Holdings Co. Ltd. (Real Estate)	28,017,940
410,000	Geely Automobile Holdings Ltd. (Automobiles & Components)	946,743
1,474,000	Guangzhou Automobile Group Co. Ltd. Class H (Automobiles & Components)	3,167,488
4,196,600	Guangzhou R&F Properties Co. Ltd. Class H (Real Estate)	7,492,654
900,000	Hisense Kelon Electrical Holdings Co. Ltd. Class H (Consumer Durables & Apparel)	1,286,538
615,000	Industrial & Commercial Bank of China Ltd. Class H (Banks)	429,736
603,800	JD.com, Inc. ADR (Retailing)*	27,273,646
2,860,000	Jiangsu Expressway Co. Ltd. Class H (Transportation)	4,149,502
3,758,000	Longfor Properties Co. Ltd. (Real Estate)	9,431,076
192,400	Momo, Inc. ADR (Software & Services)*	8,452,132
99,000	NetEase, Inc. ADR (Software & Services)	30,816,720
315,600	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)*	25,140,696
1,214,000	Shanghai Industrial Holdings Ltd. (Capital Goods)	3,508,268
448,300	Shanghai Pharmaceuticals Holding Co. Ltd. Class H (Health Care Equipment & Services)	1,187,067
262,600	SINA Corp. (Software & Services)*	24,897,106
5,554,000	Sinopec Shanghai Petrochemical Co. Ltd. Class H (Materials)	3,156,149
709,600	Sinopharm Group Co. Ltd. Class H (Health Care Equipment & Services)	2,970,016
1,442,500	Sinotruk Hong Kong Ltd. (Capital Goods)	1,512,540
122,000	TAL Education Group ADR (Consumer Services)	19,125,940
1,699,200	Tencent Holdings Ltd. (Software & Services)	67,826,264
32,270	Weibo Corp. ADR (Software & Services)*(b)	2,483,176
5,540,000	Yangzijiang Shipbuilding Holdings Ltd. (Capital Goods)	5,780,704
10,165,000	Yuzhou Properties Co. Ltd. (Real Estate)	6,035,329
90,800	YY, Inc. ADR (Software & Services)*	6,492,200

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
China – (continued)
4,418,000	Zhejiang Expressway Co. Ltd. Class H (Transportation)	$ 5,511,608

		436,818,860

Cyprus – 0.0%
80,225	Globaltrans Investment plc GDR (Transportation)	618,535

Greece – 0.1%
54,981	OPAP SA (Consumer Services)	632,641

Hong Kong – 3.1%
4,716,000	Haier Electronics Group Co. Ltd. (Consumer Durables & Apparel)*	12,143,599
1,826,000	Kingboard Chemical Holdings Ltd. (Technology Hardware & Equipment)	8,220,887
5,625,000	Kingboard Laminates Holdings Ltd. (Technology Hardware & Equipment)	7,839,191
3,235,000	Nine Dragons Paper Holdings Ltd. (Materials)	4,813,113
1,475,000	Shimao Property Holdings Ltd. (Real Estate)	2,938,259
1,711,500	Sun Art Retail Group Ltd. (Food & Staples Retailing)	1,393,676
6,043,000	WH Group Ltd. (Food, Beverage & Tobacco)(c)	5,666,173
5,152,000	Xinyi Glass Holdings Ltd. (Automobiles & Components)	5,323,551

		48,338,449

India – 6.3%
58,196	Bajaj Holdings & Investment Ltd. (Diversified Financials)	2,196,165
1,473,976	Bharat Petroleum Corp. Ltd. (Energy)	10,824,006
17,895	Eicher Motors Ltd. (Capital Goods)	8,386,009
129,722	Exide Industries Ltd. (Automobiles & Components)	439,872
228,377	GAIL India Ltd. (Utilities)	1,341,161
390,647	Godrej Consumer Products Ltd. (Household & Personal Products)	6,317,734
17,953	HDFC Bank Ltd. ADR (Banks)	1,737,491
146,893	Hindalco Industries Ltd. (Materials)	502,839
2,420,688	Hindustan Petroleum Corp. Ltd. (Energy)	14,454,468
2,413,932	Indian Oil Corp. Ltd. (Energy)	13,834,261
2,115,385	ITC Ltd. (Food, Beverage & Tobacco)	9,399,784
166,848	Maruti Suzuki India Ltd. (Automobiles & Components)	20,152,638
580,799	Oil & Natural Gas Corp. Ltd. (Energy)	1,533,788
577,838	Petronet LNG Ltd. (Energy)	1,837,278
613,555	Power Finance Corp. Ltd. (Diversified Financials)	1,189,245
356,606	Rural Electrification Corp. Ltd. (Diversified Financials)	972,960
35,200	WNS Holdings Ltd. ADR (Software & Services)*	1,216,160

		96,335,859

Shares	Description	Value
Common Stocks – (continued)
Indonesia – 2.1%
1,387,700	Bank Central Asia Tbk. PT (Banks)	$ 1,948,395
1,353,000	Bank Mandiri Persero Tbk. PT (Banks)	1,384,901
12,711,800	Bank Negara Indonesia Persero Tbk. PT (Banks)	7,102,270
502,100	Bank Rakyat Indonesia Persero Tbk. PT (Banks)	556,313
334,100	Gudang Garam Tbk. PT (Food, Beverage & Tobacco)	1,908,885
1,406,000	Indo Tambangraya Megah Tbk. PT (Energy)	2,110,491
1,428,900	Indofood Sukses Makmur Tbk. PT (Food, Beverage & Tobacco)	898,072
44,655,800	Telekomunikasi Indonesia Persero Tbk. PT (Telecommunication Services)	15,695,129

		31,604,456

Malaysia – 2.2%
3,730,800	Genting Bhd. (Consumer Services)	8,469,696
7,891,500	Genting Malaysia Bhd. (Consumer Services)	11,048,231
4,032,600	Malaysia Airports Holdings Bhd. (Transportation)	8,241,329
852,200	MISC Bhd. (Transportation)	1,469,910
2,147,500	Petronas Chemicals Group Bhd. (Materials)	3,488,777
1,856,700	Westports Holdings Bhd. (Transportation)	1,617,539

		34,335,482

Mexico – 5.2%
1,774,815	America Movil SAB de CV Class L ADR (Telecommunication Services)	31,378,729
329,055	Coca-Cola Femsa SAB de CVSeries L (Food, Beverage & Tobacco)	2,801,196
69,420	Fomento Economico Mexicano SAB de CV ADR (Food, Beverage & Tobacco)	7,003,090
736,000	Grupo Aeroportuario del Centro Norte SAB de CV (Transportation)	4,658,887
1,092,733	Grupo Aeroportuario del Pacifico SAB de CV Class B (Transportation)	12,513,105
53,383	Grupo Aeroportuario del Sureste SAB de CV ADR (Transportation)(b)	11,346,557
4,543,300	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	10,483,851

		80,185,415

Philippines – 0.4%
1,900,460	International Container Terminal Services, Inc. (Transportation)	4,021,742
518,500	Semirara Mining & Power Corp. (Energy)	1,741,691

		5,763,433

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Poland – 1.0%
8,461	Bank Zachodni WBK SA (Banks)	$ 893,320
16,349	CD Projekt SA (Software & Services)	393,294
1,154,723	Powszechny Zaklad Ubezpieczen SA (Insurance)	14,224,163

		15,510,777

Qatar – 0.2%
172,389	Barwa Real Estate Co. (Real Estate)	1,582,303
52,650	Qatar National Bank QPSC (Banks)	1,995,660

		3,577,963

Russia – 4.2%
1,763,900	Aeroflot PJSC (Transportation)	5,950,471
2,795	Bashneft PJSC (Energy)*	105,882
82,673	LUKOIL PJSC ADR (Energy)	3,897,205
713,110	MMC Norilsk Nickel PJSC ADR (Materials)(b)	10,710,912
426,368	Mobile TeleSystems PJSC ADR (Telecommunication Services)	3,653,974
71,314	Novolipetsk Steel PJSC GDR (Materials)	1,489,996
62,100	QIWI plc ADR (Software & Services)	1,137,051
12,721,760	Sberbank of Russia PJSC (Banks)	35,042,472
135,160	Severstal PJSC GDR (Materials)	1,857,503
22,640	X5 Retail Group NV GDR (Food & Staples Retailing)*	875,715

		64,721,181

Singapore – 0.0%
234,400	Yanlord Land Group Ltd. (Real Estate)	313,026

South Africa – 3.6%
112,802	AECI Ltd. (Materials)	907,295
250,911	Barclays Africa Group Ltd. (Banks)	2,754,478
325,668	Barloworld Ltd. (Capital Goods)	2,930,646
2,329,051	FirstRand Ltd. (Diversified Financials)	9,161,346
297,188	Mondi Ltd. (Materials)	7,716,797
34,170	Naspers Ltd. Class N (Media)	7,553,433
663,424	Nedbank Group Ltd. (Banks)	11,034,393
127,184	Sappi Ltd. (Materials)	842,476
993,361	Standard Bank Group Ltd. (Banks)	12,340,316
207,397	Tsogo Sun Holdings Ltd. (Consumer Services)	359,910

		55,601,090

South Korea – 16.8%
36,495	Celltrion, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	3,536,979
8,747	GS Home Shopping, Inc. (Retailing)	1,839,432

Shares	Description	Value
Common Stocks – (continued)
South Korea – (continued)
95,047	GS Retail Co. Ltd. (Food & Staples Retailing)	$ 4,109,484
423,063	Hana Financial Group, Inc. (Banks)	19,303,169
4,115	Hanwha Corp. (Capital Goods)	179,983
8,670	Hyundai Home Shopping Network Corp. (Retailing)	1,068,658
392,213	KB Financial Group, Inc. (Banks)	20,854,048
146,914	Korean Air Lines Co. Ltd. (Transportation)*	4,665,336
31,487	LF Corp. (Consumer Durables & Apparel)	882,425
239,951	LG Corp. (Capital Goods)	16,164,924
323,055	LG Display Co. Ltd. (Technology Hardware & Equipment)	9,115,847
97,145	LG Electronics, Inc. (Consumer Durables & Apparel)	5,823,321
67,593	LG Uplus Corp. (Telecommunication Services)	1,004,860
80,718	LS Corp. (Capital Goods)	6,067,504
101,425	Meritz Fire & Marine Insurance Co. Ltd. (Insurance)	2,142,943
88,847	Modetour Network, Inc. (Consumer Services)	2,286,577
36,574	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	78,651,656
606,380	Shinhan Financial Group Co. Ltd. (Banks)	28,819,427
399,814	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	23,506,004
96,697	SK Telecom Co. Ltd. (Telecommunication Services)	23,908,497
305,434	Woori Bank (Banks)	5,216,526

		259,147,600

Taiwan – 10.1%
3,321,000	AmTRAN Technology Co. Ltd. (Consumer Durables & Apparel)*	2,138,876
250,000	Elan Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	378,445
103,000	Formosa Chemicals & Fibre Corp. (Materials)	310,330
244,000	General Interface Solution Holding Ltd. (Technology Hardware & Equipment)	2,339,191
1,098,000	Greatek Electronics, Inc. (Semiconductors & Semiconductor Equipment)	1,860,942
2,151,000	Highwealth Construction Corp. (Real Estate)*	3,561,357
5,801,000	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	22,560,525
884,000	Huaku Development Co. Ltd. (Real Estate)	1,870,451
378,000	Kinik Co. (Capital Goods)	973,924

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Taiwan – (continued)
2,786,978	Lite-On Technology Corp. (Technology Hardware & Equipment)	$ 4,510,493
1,174,000	Merry Electronics Co. Ltd. (Technology Hardware & Equipment)	9,680,482
1,069,000	Nan Ya Plastics Corp. (Materials)	2,690,569
29,000	Phison Electronics Corp. (Semiconductors & Semiconductor Equipment)	402,868
643,000	Pou Chen Corp. (Consumer Durables & Apparel)	868,615
2,114,000	Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)*	6,850,178
1,457,000	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	3,461,142
352,000	Soft-World International Corp. (Software & Services)	934,483
416,000	Systex Corp. (Software & Services)	791,594
371,000	Taiwan Semiconductor Co. Ltd. (Semiconductors & Semiconductor Equipment)	502,406
2,104,200	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	75,667,032
371,000	Teco Electric and Machinery Co. Ltd. (Capital Goods)	349,395
604,000	Topco Scientific Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,849,948
1,444,000	Tripod Technology Corp. (Technology Hardware & Equipment)	4,714,132
5,681,000	Wistron Corp. (Technology Hardware & Equipment)	5,732,944
118,000	Yageo Corp. (Technology Hardware & Equipment)	449,381

		155,449,703

Thailand – 1.0%
2,455,500	Airports of Thailand PCL (Transportation)	3,802,081
3,798,100	Amata Corp. PCL (Real Estate)	1,792,140
913,000	Kiatnakin Bank PCL (Banks)	1,831,071
1,972,097	PTT Global Chemical PCL (Materials)	4,247,668
1,550,200	Thai Oil PCL (Energy)	3,996,062

		15,669,022

Turkey – 2.2%
50,138	Ford Otomotiv Sanayi A/S (Automobiles & Components)	641,487
36,109	Tofas Turk Otomobil Fabrikasi A/S (Automobiles & Components)	317,280
384,335	Tupras Turkiye Petrol Rafinerileri A/S (Energy)	11,844,367
9,972,027	Turkiye Is Bankasi Class C (Banks)	21,466,503

		34,269,637

Shares	Description	Value
Common Stocks – (continued)
United Arab Emirates – 0.3%
357,327	Abu Dhabi Commercial Bank PJSC (Banks)	$ 704,940
1,595,965	Emaar Properties PJSC (Real Estate)	3,577,503

		4,282,443

TOTAL COMMON STOCKS (Cost $1,237,465,024)		$1,495,377,221

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $1,237,465,024)		$1,495,377,221

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 1.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
15,977,125	0.895%	$ 15,977,125
(Cost $15,977,125)

TOTAL INVESTMENTS – 98.1% (Cost $1,253,442,149)		$1,511,354,346

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%		29,472,661

NET ASSETS – 100.0%		$1,540,827,007

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(b)	All or a portion of security is on loan.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $8,235,065, which represents approximately 0.5% of net assets as of July 31, 2017.

(d)	Represents an affiliated issuer.

(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on July 31, 2017.

Investment Abbreviations:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACT — At July 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
MSCI Emerging Markets Mini Index	267	September 2017	$14,211,075	$693,276

TAX INFORMATION — At July 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,259,293,334

Gross unrealized gain	265,823,317
Gross unrealized loss	(13,762,305)

Net unrealized security gain	$252,061,012

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 95.9%
Australia – 7.8%
458,648	Aristocrat Leisure Ltd. (Consumer Services)	$ 7,437,636
20,483	ASX Ltd. (Diversified Financials)	856,713
477,641	BHP Billiton Ltd. (Materials)	9,947,551
346,705	BHP Billiton plc (Materials)	6,321,824
518,575	BlueScope Steel Ltd. (Materials)	5,462,951
70,343	Caltex Australia Ltd. (Energy)	1,753,002
187,826	Challenger Ltd. (Diversified Financials)	1,930,271
866,673	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	5,706,985
19,925	Cochlear Ltd. (Health Care Equipment & Services)	2,276,108
348,274	Computershare Ltd. (Software & Services)	3,918,610
302,787	Dexus (REIT)	2,273,651
49,288	Downer EDI Ltd. (Commercial & Professional Services)	250,880
1,510,165	Fortescue Metals Group Ltd. (Materials)	6,941,039
99,845	Macquarie Group Ltd. (Diversified Financials)	6,854,704
108,590	Mirvac Group (REIT)	188,616
1,271,161	Qantas Airways Ltd. (Transportation)	5,402,528
432,040	Stockland (REIT)	1,452,626
617,321	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	6,010,095
816,859	Whitehaven Coal Ltd. (Energy)*	1,941,166
29,127	Woolworths Ltd. (Food & Staples Retailing)	621,670

		77,548,626

Austria – 0.0%
3,141	Strabag SE (Capital Goods)	139,422

China – 0.2%
860,500	Fosun International Ltd. (Capital Goods)	1,302,952
210,100	Yangzijiang Shipbuilding Holdings Ltd. (Capital Goods)	219,229

		1,522,181

Denmark – 1.6%
176,733	Danske Bank A/S (Banks)	7,157,277
6,555	Dfds A/S (Transportation)	373,863
58,748	GN Store Nord A/S (Health Care Equipment & Services)	1,786,889
129,286	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	5,498,463
5,300	Royal Unibrew A/S (Food, Beverage & Tobacco)	264,062
31,441	Sydbank A/S (Banks)	1,309,710

		16,390,264

Finland – 0.5%
17,090	Konecranes OYJ (Capital Goods)	762,487
27,492	Metso OYJ (Capital Goods)	874,624

Shares	Description	Value
Common Stocks – (continued)
Finland – (continued)
135,370	UPM-Kymmene OYJ (Materials)	$ 3,685,192

		5,322,303

France – 6.6%
573,785	Air France-KLM (Transportation)*	7,769,040
19,623	Airbus SE (Capital Goods)	1,639,632
55,446	Arkema SA (Materials)	6,311,717
110,091	BNP Paribas SA (Banks)	8,531,577
23,656	Cie de Saint-Gobain (Capital Goods)	1,312,594
54,875	Cie Generale des Etablissements Michelin (Automobiles & Components)	7,432,056
76,565	Eutelsat Communications SA (Media)	2,072,172
16,763	Gecina SA (REIT)	2,534,431
29,734	Orange SA (Telecommunication Services)	500,330
91,786	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	8,746,198
15,544	Schneider Electric SE (Capital Goods)*	1,219,942
150,757	Societe Generale SA (Banks)	8,839,595
10,769	Thales SA (Capital Goods)	1,192,214
19,656	Ubisoft Entertainment SA (Software & Services)*	1,243,744
93,930	Valeo SA (Automobiles & Components)	6,503,578

		65,848,820

Germany – 8.8%
102,283	Aareal Bank AG (Banks)	4,266,071
12,036	Aurubis AG (Materials)	1,071,480
135,367	BASF SE (Materials)	12,886,933
119,939	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	15,191,613
285,120	Commerzbank AG (Banks)*	3,729,465
85,612	Covestro AG (Materials)(a)	6,639,068
356,623	Deutsche Lufthansa AG (Registered) (Transportation)	7,658,487
91,723	Deutz AG (Capital Goods)	680,934
67,030	Evotec AG (Pharmaceuticals, Biotechnology & Life Sciences)*	965,891
7,447	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	614,587
49,047	Henkel AG & Co. KGaA (Preference) (Household & Personal Products)(b)	6,947,410
20,727	HOCHTIEF AG (Capital Goods)	3,699,638
262,941	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	5,710,097
90,772	Innogy SE (Utilities)(a)	3,812,414
29,471	Jenoptik AG (Technology Hardware & Equipment)	811,986

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Germany – (continued)
11,712	Jungheinrich AG (Preference) (Capital Goods)(b)	$ 464,756
55,466	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	6,086,379
46,234	Rheinmetall AG (Capital Goods)	4,613,689
8,036	Schaeffler AG (Preference) (Automobiles & Components)(b)	112,040
34,529	Software AG (Software & Services)	1,509,715

		87,472,653

Hong Kong – 2.9%
1,489,400	AIA Group Ltd. (Insurance)	11,714,888
673,500	Cheung Kong Property Holdings Ltd. (Real Estate)	5,446,475
103,000	Galaxy Entertainment Group Ltd. (Consumer Services)	635,933
25,600	Jardine Matheson Holdings Ltd. (Capital Goods)	1,632,997
830,000	Melco International Development Ltd. (Consumer Services)	1,961,285
627,000	SJM Holdings Ltd. (Consumer Services)	626,832
791,000	Wheelock & Co. Ltd. (Real Estate)	5,960,578
254,000	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	1,048,681

		29,027,669

Ireland – 0.1%
10,471	Paddy Power Betfair plc (Consumer Services)	1,049,112

Italy – 1.5%
1,118,925	A2A SpA (Utilities)	1,903,426
66,111	Amplifon SpA (Health Care Equipment & Services)	947,623
49,535	Banca Generali SpA (Diversified Financials)	1,757,188
212,700	Enav SpA (Transportation)(a)	975,497
9,746	Interpump Group SpA (Capital Goods)	296,534
278,846	Leonardo SpA (Capital Goods)	4,859,262
233,061	Mediobanca SpA (Banks)	2,431,668
228,242	Snam SpA (Energy)	1,079,874
13,228	Societa Iniziative Autostradali e Servizi SpA (Transportation)	182,016
729,012	Telecom Italia SpA (Telecommunication Services)*	750,016

		15,183,104

Japan – 23.8%
132,300	Asahi Glass Co. Ltd. (Capital Goods)	5,568,439
89,900	Benesse Holdings, Inc. (Consumer Services)	3,440,640
76,500	Capcom Co. Ltd. (Software & Services)	1,894,918
132,100	Chubu Electric Power Co., Inc. (Utilities)	1,735,788

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
24,700	CKD Corp. (Capital Goods)	$ 413,834
142,400	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,105,611
18,700	Daito Trust Construction Co. Ltd. (Real Estate)	3,160,739
226,700	Daiwa House Industry Co. Ltd. (Real Estate)	7,907,614
148	Daiwa House REIT Investment Corp. (REIT)	366,817
211,900	DeNA Co. Ltd. (Software & Services)	4,655,254
11,200	Dip Corp. (Software & Services)	236,272
32,800	Disco Corp. (Semiconductors & Semiconductor Equipment)	5,813,280
42,400	Foster Electric Co. Ltd. (Consumer Durables & Apparel)	832,532
450,000	Fujitsu Ltd. (Software & Services)	3,351,030
704,000	Fukuoka Financial Group, Inc. (Banks)	3,245,675
76,200	Hitachi Construction Machinery Co. Ltd. (Capital Goods)	2,181,388
20,600	Hitachi High-Technologies Corp. (Technology Hardware & Equipment)	758,263
1,230,000	Hitachi Ltd. (Technology Hardware & Equipment)	8,462,174
333,900	Honda Motor Co. Ltd. (Automobiles & Components)	9,346,478
123,700	Hoya Corp. (Health Care Equipment & Services)	6,975,066
19,100	Idemitsu Kosan Co. Ltd. (Energy)	463,586
71,700	Japan Airlines Co. Ltd. (Transportation)	2,316,586
255,100	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	8,864,504
41,600	JVC Kenwood Corp. (Consumer Durables & Apparel)	121,127
322,000	Kajima Corp. (Capital Goods)	2,807,724
130,700	Kao Corp. (Household & Personal Products)	7,957,609
223,900	KDDI Corp. (Telecommunication Services)	5,932,673
115,200	Kobe Steel Ltd. (Materials)*	1,440,923
8,500	Koei Tecmo Holdings Co. Ltd. (Software & Services)	175,618
36,600	M3, Inc. (Health Care Equipment & Services)	987,288
10,700	Mabuchi Motor Co. Ltd. (Capital Goods)	563,890
11,000	Maeda Corp. (Capital Goods)	132,999
54,000	Makino Milling Machine Co. Ltd. (Capital Goods)	456,044
10,200	Mandom Corp. (Household & Personal Products)	563,797
9,000	Meiko Network Japan Co. Ltd. (Consumer Services)	128,499

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
61,400	Miraca Holdings, Inc. (Health Care Equipment & Services)	$ 2,801,829
312,300	Mitsubishi Electric Corp. (Capital Goods)	4,834,622
22,100	Mitsubishi Materials Corp. (Materials)	742,430
69,200	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	1,647,354
55,200	Mitsubishi UFJ Financial Group, Inc. (Banks)	350,195
19,700	Mitsui Fudosan Co. Ltd. (Real Estate)	452,120
22,500	NGK Insulators Ltd. (Capital Goods)	452,481
29,800	NGK Spark Plug Co. Ltd. (Automobiles & Components)	601,644
2,200	Nidec Corp. (Capital Goods)	242,417
157,500	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	5,575,408
388,400	Nippon Light Metal Holdings Co. Ltd. (Materials)	1,044,994
95,900	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	4,693,174
277,800	Nissan Motor Co. Ltd. (Automobiles & Components)	2,758,350
1,104,900	Nomura Holdings, Inc. (Diversified Financials)	6,564,457
82	Nomura Real Estate Master Fund, Inc. (REIT)	116,256
25,800	NTT DOCOMO, Inc. (Telecommunication Services)	599,127
57,400	Obayashi Corp. (Capital Goods)	691,134
16,900	Open House Co. Ltd. (Real Estate)	559,344
474,100	ORIX Corp. (Diversified Financials)	7,523,219
647,000	Osaka Gas Co. Ltd. (Utilities)	2,591,315
239,100	Persol Holdings Co. Ltd. (Commercial & Professional Services)	4,533,291
15,200	Relo Group, Inc. (Real Estate)	305,087
10,300	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	796,073
78,400	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	5,240,442
114,500	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	1,544,919
239,900	Sekisui House Ltd. (Consumer Durables & Apparel)	4,152,714
41,700	Seven & i Holdings Co. Ltd. (Food & Staples Retailing)	1,680,705
272,000	Sharp Corp. (Consumer Durables & Apparel)*(c)	957,492
37,000	Shikoku Electric Power Co., Inc. (Utilities)	444,625

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
86,100	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	$ 626,461
103,600	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	5,531,213
21,500	Ship Healthcare Holdings, Inc. (Health Care Equipment & Services)	659,841
3,100	SMC Corp. (Capital Goods)	985,513
22,200	SoftBank Group Corp. (Telecommunication Services)	1,789,266
191,400	Sony Corp. (Consumer Durables & Apparel)	7,863,537
177,000	Square Enix Holdings Co. Ltd. (Software & Services)	5,791,219
217,500	Start Today Co. Ltd. (Retailing)	6,137,144
41,200	Sumitomo Dainippon Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	577,128
42,000	Sumitomo Electric Industries Ltd. (Automobiles & Components)	678,907
137,400	Sumitomo Mitsui Financial Group, Inc. (Banks)	5,301,690
407,000	Taisei Corp. (Capital Goods)	3,895,818
25,400	TDK Corp. (Technology Hardware & Equipment)	1,825,536
90,600	Terumo Corp. (Health Care Equipment & Services)	3,425,587
62,000	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	8,719,541
386,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	4,079,136
83,900	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	4,498,341
84,100	Yamaha Motor Co. Ltd. (Automobiles & Components)	2,112,219
35,500	Zenkoku Hosho Co. Ltd. (Diversified Financials)	1,526,598

		236,886,592

Luxembourg – 0.7%
103,657	ArcelorMittal (Materials)*	2,729,096
7,263	Eurofins Scientific SE (Pharmaceuticals, Biotechnology & Life Sciences)	4,045,849

		6,774,945

Netherlands – 6.1%
65,593	Aalberts Industries NV (Capital Goods)	2,863,898
184,734	ABN AMRO Group NV CVA (Banks)(a)	5,221,551
15,679	Euronext NV (Diversified Financials)(a)	916,274
614,427	ING Groep NV (Banks)	11,479,851
96,811	Koninklijke DSM NV (Materials)	7,141,583

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Netherlands – (continued)
258,420	Koninklijke Philips NV (Capital Goods)	$ 9,875,792
195,918	NN Group NV (Insurance)	7,941,317
290,639	Royal Dutch Shell plc Class A (Energy)	8,222,147
241,249	Royal Dutch Shell plc Class B (Energy)	6,872,632
4,107	Van Lanschot Kempen NV CVA (Banks)	121,863

		60,656,908

New Zealand – 0.1%
398,583	Air New Zealand Ltd. (Transportation)	1,003,461

Norway – 3.1%
517,674	DNB ASA (Banks)	10,169,439
332,844	Marine Harvest ASA (Food, Beverage & Tobacco)*	6,205,376
1,172,657	Norsk Hydro ASA (Materials)	7,566,622
364,647	Orkla ASA (Food, Beverage & Tobacco)	3,756,248
45,780	Salmar ASA (Food, Beverage & Tobacco)	1,190,207
34,770	Statoil ASA (Energy)	653,470
46,078	Storebrand ASA (Insurance)	384,347
47,683	Tomra Systems ASA (Commercial & Professional Services)	677,734

		30,603,443

Singapore – 0.8%
1,284,600	Genting Singapore plc (Consumer Services)	1,103,719
435,000	Oversea-Chinese Banking Corp. Ltd. (Banks)	3,643,283
147,300	Venture Corp. Ltd. (Technology Hardware & Equipment)	1,430,973
607,700	Wilmar International Ltd. (Food, Beverage & Tobacco)	1,496,012

		7,673,987

South Africa – 0.6%
243,387	Mondi plc (Materials)	6,410,674

Spain – 5.3%
158,209	ACS Actividades de Construccion y Servicios SA (Capital Goods)	6,058,855
39,664	Amadeus IT Group SA (Software & Services)	2,441,474
776,406	Banco Bilbao Vizcaya Argentaria SA (Banks)	7,024,675
2,523,108	Banco Santander SA (Banks)	17,177,739
55,743	Bankinter SA (Banks)	542,512
264,252	Endesa SA (Utilities)	6,255,726
109,483	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	3,072,093
54,124	Melia Hotels International SA (Consumer Services)	838,928
463,423	Repsol SA (Energy)	7,761,362
149,922	Telefonica SA (Telecommunication Services)	1,697,562

		52,870,926

Shares	Description	Value
Common Stocks – (continued)
Sweden – 5.4%
100,939	Alfa Laval AB (Capital Goods)	$ 2,254,331
85,449	Atlas Copco AB Class B (Capital Goods)	2,767,342
177,209	Electrolux ABSeries B (Consumer Durables & Apparel)	6,059,747
263,209	Husqvarna AB Class B (Consumer Durables & Apparel)	2,677,538
14,011	JM AB (Consumer Durables & Apparel)	491,774
11,368	NCC AB Class B (Capital Goods)	295,791
514,753	Sandvik AB (Capital Goods)	8,111,790
49,005	Scandic Hotels Group AB (Consumer Services)(a)	681,316
682,970	Skandinaviska Enskilda Banken AB Class A (Banks)	8,649,348
731,032	Svenska Cellulosa AB SCA Class B (Household & Personal Products)	6,052,862
187,686	Swedish Match AB (Food, Beverage & Tobacco)	6,601,545
35,780	Tele2 AB Class B (Telecommunication Services)	425,846
544,489	Volvo AB Class B (Capital Goods)	9,248,373

		54,317,603

Switzerland – 6.4%
278,384	ABB Ltd. (Registered) (Capital Goods)	6,521,518
4,786	Adecco Group AG (Registered) (Commercial & Professional Services)*	365,138
4,140	Bachem Holding AG (Registered) Class B (Pharmaceuticals, Biotechnology & Life Sciences)	458,413
10,449	Flughafen Zurich AG (Registered) (Transportation)	2,664,901
5,969	Georg Fischer AG (Registered) (Capital Goods)	6,788,793
36,656	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	8,712,208
45,998	Nestle SA (Registered) (Food, Beverage & Tobacco)	3,882,670
126,198	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	10,749,266
1,292	Rieter Holding AG (Registered) (Capital Goods)*	299,300
19,895	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	5,036,803
152	Schweiter Technologies AG (Capital Goods)	200,049

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Switzerland – (continued)
514,584	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	$ 8,725,530
2,078	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	387,555
3,587	Temenos Group AG (Registered) (Software & Services)	346,742
504,904	UBS Group AG (Registered) (Diversified Financials)*	8,780,518

		63,919,404

United Kingdom – 12.6%
614,245	3i Group plc (Diversified Financials)	7,582,936
212,138	AstraZeneca plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)	6,402,325
84,363	Bellway plc (Consumer Durables & Apparel)	3,552,415
198,424	British American Tobacco plc (Food, Beverage & Tobacco)	12,343,112
373,995	Compass Group plc (Consumer Services)	7,979,989
375,993	Diageo plc (Food, Beverage & Tobacco)	12,143,430
33,613	Dialog Semiconductor plc (Semiconductors & Semiconductor Equipment)*	1,464,757
1,075,990	Direct Line Insurance Group plc (Insurance)	5,317,653
1,354,380	HSBC Holdings plc (Banks)	13,563,991
19,337	Intermediate Capital Group plc (Diversified Financials)	231,213
1,572,455	International Consolidated Airlines Group SA (Transportation)	11,996,451
4,610,105	Lloyds Banking Group plc (Banks)	3,985,612
5,410	Micro Focus International plc (Software & Services)	159,315
219,953	National Grid plc (Utilities)	2,721,672
39,862	Pagegroup plc (Commercial & Professional Services)	257,669
173,444	Persimmon plc (Consumer Durables & Apparel)	5,730,753
63,644	Prudential plc (Insurance)	1,552,945
193,738	QinetiQ Group plc (Capital Goods)	616,219
43,733	RPC Group plc (Materials)	517,090
471,786	Saga plc (Insurance)	1,299,104
297,025	Smiths Group plc (Capital Goods)	6,016,203
19,966	Spirax-Sarco Engineering plc (Capital Goods)	1,465,374
160,404	SSP Group plc (Consumer Services)	1,078,291
198,017	Subsea 7 SA (Energy)	2,934,192
245,232	Tate & Lyle plc (Food, Beverage & Tobacco)	2,174,511

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
21,252	Unilever NV CVA (Household & Personal Products)	$ 1,238,516
12,490	Unilever plc ADR (Household & Personal Products)	711,805
350,488	Vodafone Group plc ADR (Telecommunication Services)(d)	10,402,484

		125,440,027

United States – 1.0%
109,452	Carnival plc ADR (Consumer Services)(c)(d)	7,363,931
46,310	QIAGEN NV (Pharmaceuticals, Biotechnology & Life Sciences)*	1,536,070
94,801	Sims Metal Management Ltd. (Materials)	1,177,574

		10,077,575

TOTAL COMMON STOCKS (Cost $845,598,920)		$956,139,699

Shares	Distribution Rate	Value
Investment Company(e)(f) – 1.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
15,056,600	0.895%	$ 15,056,600
(Cost $15,056,600)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $860,655,520)		$971,196,299

Securities Lending Reinvestment Vehicle(e)(f) – 0.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,753,975	0.895%	$ 6,753,975
(Cost $6,753,975)

TOTAL INVESTMENTS – 98.1% (Cost $867,409,495)		$977,950,274

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%		19,297,550

NET ASSETS – 100.0%		$997,247,824

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $18,246,120, which represents approximately 1.8% of net assets as of July 31, 2017.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

(b)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(c)	All or a portion of security is on loan.

(d)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(e)	Represents an affiliated issuer.

(f)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on July 31, 2017.

Investment Abbreviations:
ADR	— American Depositary Receipt
CVA	— Dutch Certification
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At July 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	191	September 2017	$7,793,867	$(263,457)
FTSE 100 Index	38	September 2017	3,665,029	(73,240)
Hang Seng Index	2	August 2017	348,594	5,146
MSCI Singapore Index	9	August 2017	244,700	(78)
SPI 200 Index	13	September 2017	1,471,860	(26,868)
TSE TOPIX Index	23	September 2017	3,378,702	38,232

TOTAL				$(320,265)

TAX INFORMATION — At July 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$870,091,482

Gross unrealized gain	117,430,846
Gross unrealized loss	(9,572,054)

Net unrealized security gain	$107,858,792

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 97.2%
Australia – 8.1%
446,638	Adelaide Brighton Ltd. (Materials)	$ 2,009,864
569,759	Altium Ltd. (Software & Services)	3,984,339
192,136	Ansell Ltd. (Health Care Equipment & Services)	3,375,865
2,653,487	Australian Pharmaceutical Industries Ltd. (Health Care Equipment & Services)	3,725,706
457,514	Breville Group Ltd. (Consumer Durables & Apparel)	3,678,562
4,288,775	Charter Hall Group (REIT)	17,824,436
27,983	Corporate Travel Management Ltd. (Consumer Services)	500,138
1,834,407	Costa Group Holdings Ltd. (Food, Beverage & Tobacco)	7,015,146
4,701,822	CSR Ltd. (Materials)	14,753,026
3,256,636	Downer EDI Ltd. (Commercial & Professional Services)	16,576,537
695,058	Genworth Mortgage Insurance Australia Ltd. (Banks)	1,673,673
431,609	GrainCorp Ltd. Class A (Food, Beverage & Tobacco)	3,013,522
281,196	GUD Holdings Ltd. (Consumer Durables & Apparel)	2,687,823
250,134	GWA Group Ltd. (Capital Goods)	648,864
5,292,426	Investa Office Fund (REIT)	19,228,877
485,722	IOOF Holdings Ltd. (Diversified Financials)(a)	3,901,897
5,951,135	Metcash Ltd. (Food & Staples Retailing)(a)	12,477,396
321,392	Mineral Resources Ltd. (Materials)	3,160,068
1,428,261	OZ Minerals Ltd. (Materials)	9,545,157
413,818	Perpetual Ltd. (Diversified Financials)	16,713,467
902,507	Regis Resources Ltd. (Materials)	2,781,474
473,217	Resolute Mining Ltd. (Materials)	408,697
764,075	Sandfire Resources NL (Materials)	3,543,072
266,235	Seven Group Holdings Ltd. (Capital Goods)	2,547,959
1,425,414	Sigma Healthcare Ltd. (Health Care Equipment & Services)	1,095,204
7,286,913	Southern Cross Media Group Ltd. (Media)	7,727,846
1,037,662	St Barbara Ltd. (Materials)*	2,265,338
55,068	Webjet Ltd. (Retailing)	507,223
5,717,720	Whitehaven Coal Ltd. (Energy)*	13,587,465

		180,958,641

Austria – 0.2%
73,005	S IMMO AG (Real Estate)*	1,092,529
271,148	UNIQA Insurance Group AG (Insurance)	2,807,008

		3,899,537

Shares	Description	Value
Common Stocks – (continued)
Belgium – 1.3%
265,088	AGFA-Gevaert NV (Health Care Equipment & Services)*	$ 1,236,730
31,590	Barco NV (Technology Hardware & Equipment)	3,163,966
13,395	Cie d’Entreprises CFE (Capital Goods)	1,977,368
131,231	D’ieteren SA/NV (Retailing)	6,216,459
35,271	Gimv NV (Diversified Financials)	2,232,994
105,590	Melexis NV (Semiconductors & Semiconductor Equipment)	9,083,448
117,919	Orange Belgium SA (Telecommunication Services)	2,908,451
68,086	Tessenderlo Group SA (Materials)*	2,989,095

		29,808,511

China – 0.0%
1,549,000	CITIC Telecom International Holdings Ltd. (Telecommunication Services)	471,585

Denmark – 3.4%
232,800	Dfds A/S (Transportation)	13,277,698
761,374	GN Store Nord A/S (Health Care Equipment & Services)	23,158,082
65,015	Jyske Bank A/S (Registered) (Banks)	4,074,906
132,585	Royal Unibrew A/S (Food, Beverage & Tobacco)	6,605,771
146,407	Scandinavian Tobacco Group A/S (Food, Beverage & Tobacco)(b)	2,363,113
13,733	Schouw & Co. AB (Food, Beverage & Tobacco)	1,507,997
280,596	Spar Nord Bank A/S (Banks)	3,771,146
528,209	Sydbank A/S (Banks)	22,003,134

		76,761,847

Faroe Islands – 0.3%
181,613	Bakkafrost P/F (Food, Beverage & Tobacco)	7,134,850

Finland – 1.3%
130,172	Cramo OYJ (Capital Goods)	3,729,162
72,810	Finnair OYJ (Transportation)	788,661
314,603	Kemira OYJ (Materials)	3,966,348
87,769	Konecranes OYJ (Capital Goods)	3,915,899
360,488	Ramirent OYJ (Capital Goods)	3,593,199
760,078	Valmet OYJ (Capital Goods)	13,855,067

		29,848,336

France – 3.0%
1,567,879	Air France-KLM (Transportation)*	21,229,058
31,181	Alten SA (Software & Services)	2,691,951
24,396	Beneteau SA (Consumer Durables & Apparel)	419,193
26,444	Euler Hermes Group (Insurance)	3,161,368
148,564	IPSOS (Media)	5,130,130

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
France – (continued)
28,315	Kaufman & Broad SA (Consumer Durables & Apparel)	$ 1,226,935
232,907	Metropole Television SA (Media)	5,635,240
237,085	Neopost SA (Technology Hardware & Equipment)	10,871,571
203,879	Nexity SA (Real Estate)*	10,935,240
139,877	SPIE SA (Commercial & Professional Services)	3,931,582
13,555	Tarkett SA (Capital Goods)	561,201
36,328	Ubisoft Entertainment SA (Software & Services)*	2,298,673

		68,092,142

Germany – 8.7%
500,965	Aareal Bank AG (Banks)	20,894,499
252,516	ADVA Optical Networking SE (Technology Hardware & Equipment)*(a)	1,923,162
462,901	alstria office REIT-AG (REIT)	6,793,144
20,736	Amadeus Fire AG (Commercial & Professional Services)	1,915,328
143,289	Aurubis AG (Materials)	12,756,011
14,767	bet-at-home.com AG (Consumer Services)	1,905,368
5,290	Deutsche Beteiligungs AG (Diversified Financials)	249,219
935,126	Deutsche Pfandbriefbank AG (Banks)(b)	12,321,226
1,234,386	Deutz AG (Capital Goods)	9,163,845
69,368	Draegerwerk AG & Co. KGaA (Preference) (Health Care Equipment & Services)(c)	7,463,228
1,480,533	Evotec AG (Pharmaceuticals, Biotechnology & Life Sciences)*	21,334,229
209,324	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	17,275,120
162,930	Hamburger Hafen und Logistik AG (Transportation)	4,556,775
23,168	Homag Group AG (Capital Goods)	1,725,113
50,334	Indus Holding AG (Capital Goods)	3,767,280
19,099	Isra Vision AG (Technology Hardware & Equipment)	3,497,524
329,813	Jenoptik AG (Technology Hardware & Equipment)	9,087,016
57,854	Koenig & Bauer AG (Capital Goods)	4,532,185
217,609	Rheinmetall AG (Capital Goods)	21,715,193
315,030	Software AG (Software & Services)	13,774,090
862,824	TAG Immobilien AG (Real Estate)	14,157,978
75,978	Takkt AG (Retailing)	1,864,963
82,192	Zeal Network SE (Consumer Services)(a)	2,265,493

		194,937,989

Shares	Description	Value
Common Stocks – (continued)
Hong Kong – 1.0%
4,681,000	Champion REIT (REIT)	$ 3,642,011
1,165,000	Emperor Entertainment Hotel Ltd. (Consumer Services)	305,671
162,000	Great Eagle Holdings Ltd. (Real Estate)	888,731
18,084,000	G-Resources Group Ltd. (Materials)*	236,156
195,500	Hopewell Holdings Ltd. (Capital Goods)	748,993
4,824,000	Melco International Development Ltd. (Consumer Services)	11,399,085
2,176,000	Shun Tak Holdings Ltd. (Capital Goods)*	938,417
607,000	Sunlight REIT (REIT)	399,289
3,352,000	Xinyi Glass Holdings Ltd. (Automobiles & Components)	3,463,614

		22,021,967

Israel – 0.5%
4,246,235	El Al Israel Airlines (Transportation)	4,034,384
37,558	First International Bank of Israel Ltd. (Banks)	685,502
1,596,239	Israel Discount Bank Ltd. Class A (Banks)*	4,114,931
5,514	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd. (Food & Staples Retailing)	261,668
426,120	Shufersal Ltd. (Food & Staples Retailing)	2,315,317

		11,411,802

Italy – 4.9%
5,750,620	A2A SpA (Utilities)	9,782,498
250,317	Amplifon SpA (Health Care Equipment & Services)	3,587,998
200,936	Ascopiave SpA (Utilities)	823,975
94,958	ASTM SpA (Transportation)	2,073,988
211,656	Banca Generali SpA (Diversified Financials)	7,508,212
450,254	Banca Popolare di Sondrio SCPA (Banks)	1,964,755
169,845	Biesse SpA (Capital Goods)	6,472,610
461,602	Cerved Information Solutions SpA (Diversified Financials)	5,293,964
141,201	De’ Longhi SpA (Consumer Durables & Apparel)	4,643,791
205,142	DiaSorin SpA (Health Care Equipment & Services)	17,892,053
166,962	El.En. SpA (Health Care Equipment & Services)	4,899,734
2,714,039	Enav SpA (Transportation)(b)	12,447,283
369,859	Interpump Group SpA (Capital Goods)	11,253,422
1,942,677	Iren SpA (Utilities)	4,944,443
27,132	Italmobiliare SpA (Capital Goods)	770,806

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Italy – (continued)
1,283,455	Societa Cattolica di Assicurazioni SCRL (Insurance)	$ 11,098,881
260,284	Societa Iniziative Autostradali e Servizi SpA (Transportation)	3,581,487

		109,039,900

Japan – 29.0%
496,300	ADEKA Corp. (Materials)	7,618,794
41,100	Asahi Holdings, Inc. (Materials)	772,357
369,500	Asatsu-DK, Inc. (Media)	9,471,446
160,000	ASKA Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,394,761
21,400	Ateam, Inc. (Software & Services)	548,354
330,800	Avex Group Holdings, Inc. (Media)	4,350,038
144,300	Canon Marketing Japan, Inc. (Retailing)	3,187,385
426,300	Capcom Co. Ltd. (Software & Services)	10,559,526
114,600	Cawachi Ltd. (Food & Staples Retailing)	2,828,456
41,500	Chiyoda Integre Co. Ltd. (Capital Goods)	891,288
78,800	CKD Corp. (Capital Goods)	1,320,248
171,000	Daiichi Jitsugyo Co. Ltd. (Capital Goods)	992,222
43,400	Daiichikosho Co. Ltd. (Media)	2,090,255
29,000	Dainichiseika Color & Chemicals Manufacturing Co. Ltd. (Materials)	242,404
474,000	Daishi Bank Ltd. (The) (Banks)	2,172,287
524,700	DCM Holdings Co. Ltd. (Retailing)	4,569,278
156,000	Denka Co. Ltd. (Materials)	866,366
143,000	Dip Corp. (Software & Services)	3,016,692
243,100	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	5,372,725
800	DTS Corp. (Software & Services)	24,422
170,800	Earth Chemical Co. Ltd. (Household & Personal Products)	9,475,381
10,000	Eiken Chemical Co. Ltd. (Health Care Equipment & Services)	331,094
91,400	Eizo Corp. (Technology Hardware & Equipment)	3,664,552
240,700	EPS Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	3,947,569
59,700	Exedy Corp. (Automobiles & Components)	1,868,429
66,200	Fancl Corp. (Household & Personal Products)	1,424,757

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
953,100	Financial Products Group Co. Ltd. (Diversified Financials)(a)	$ 10,788,504
513,400	Foster Electric Co. Ltd. (Consumer Durables & Apparel)	10,080,705
68,700	Fuji Machine Manufacturing Co. Ltd. (Capital Goods)	1,117,737
127,400	Fuji Oil Holdings, Inc. (Food, Beverage & Tobacco)	3,010,072
132,800	Fuji Soft, Inc. (Software & Services)	3,811,124
124,700	Fujibo Holdings, Inc. (Consumer Durables & Apparel)	3,783,509
196,800	Fujitec Co. Ltd. (Capital Goods)	2,714,877
128,700	Geo Holdings Corp. (Retailing)	1,407,131
126,800	Glory Ltd. (Capital Goods)	4,222,476
224,800	Goldcrest Co. Ltd. (Real Estate)	5,007,562
2,664	Hankyu Reit, Inc. (REIT)	3,399,926
2,759	Heiwa Real Estate REIT, Inc. (REIT)	2,277,792
94,700	Hitachi Maxell Ltd. (Technology Hardware & Equipment)	2,095,464
141,000	Hyakujushi Bank Ltd. (The) (Banks)	457,386
151,800	Ibiden Co. Ltd. (Technology Hardware & Equipment)	2,634,417
2,946	Industrial & Infrastructure Fund Investment Corp. (REIT)	13,332,752
220,100	Ines Corp. (Software & Services)	2,090,936
19,600	Ito En Ltd. (Food, Beverage & Tobacco)	724,776
40,500	Itoham Yonekyu Holdings, Inc. (Food, Beverage & Tobacco)	376,688
16,300	Jafco Co. Ltd. (Diversified Financials)	779,517
361,000	Japan Aviation Electronics Industry Ltd. (Technology Hardware & Equipment)	5,703,484
3,551	Japan Rental Housing Investments, Inc. (REIT)	2,644,447
2,223,600	JVC Kenwood Corp. (Consumer Durables & Apparel)	6,474,467
29,000	Kadokawa Dwango Corp. (Media)	383,100
43,300	Kaga Electronics Co. Ltd. (Technology Hardware & Equipment)	955,108
25,200	Kanematsu Electronics Ltd. (Software & Services)	746,174
16,100	Keihin Corp. (Automobiles & Components)	231,662
2,777	Kenedix Office Investment Corp. (REIT)	15,695,651
1,523	Kenedix Residential Investment Corp. (REIT)	3,826,668
1,005,600	Kitz Corp. (Capital Goods)	8,998,490

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
115,700	Koei Tecmo Holdings Co. Ltd. (Software & Services)	$ 2,390,475
253,500	Kohnan Shoji Co. Ltd. (Retailing)	4,622,983
679,000	Kokuyo Co. Ltd. (Commercial & Professional Services)	10,812,418
341,700	K’s Holdings Corp. (Retailing)	6,859,903
453,000	Kurabo Industries Ltd. (Consumer Durables & Apparel)	1,175,672
97,700	Kyokuto Kaihatsu Kogyo Co. Ltd. (Capital Goods)(a)	1,635,649
147,100	Kyokuto Securities Co. Ltd. (Diversified Financials)	2,069,331
3,538	LaSalle Logiport REIT (REIT)	3,557,994
1,954,400	Leopalace21 Corp. (Real Estate)	13,937,018
278,000	Maeda Corp. (Capital Goods)	3,361,247
1,522,000	Makino Milling Machine Co. Ltd. (Capital Goods)	12,853,676
56,100	Mandom Corp. (Household & Personal Products)	3,100,882
124,600	Maruwa Co. Ltd. (Technology Hardware & Equipment)	6,048,804
46,700	Marvelous, Inc. (Software & Services)(a)	436,337
136,800	Meiko Network Japan Co. Ltd. (Consumer Services)	1,953,182
331,200	Mirait Holdings Corp. (Capital Goods)	3,883,181
41,400	Mitsui Sugar Co. Ltd. (Food, Beverage & Tobacco)	1,257,001
38,000	Mizuno Corp. (Consumer Durables & Apparel)	220,921
49,900	Modec, Inc. (Energy)	1,189,560
74,000	Morinaga Milk Industry Co. Ltd. (Food, Beverage & Tobacco)	540,591
9,400	Musashino Bank Ltd. (The) (Banks)	280,856
277,600	Namura Shipbuilding Co. Ltd. (Capital Goods)	1,590,388
118,000	NEC Networks & System Integration Corp. (Software & Services)	2,578,152
408,800	NET One Systems Co. Ltd. (Software & Services)	3,918,066
459,000	Nichias Corp. (Capital Goods)	5,574,300
577,600	Nikkiso Co. Ltd. (Health Care Equipment & Services)	5,960,849
230,300	Nikkon Holdings Co. Ltd. (Transportation)	5,444,333
7,921,900	Nippon Light Metal Holdings Co. Ltd. (Materials)	21,313,942
261	NIPPON REIT Investment Corp. (REIT)	733,951
372,000	Nippon Soda Co. Ltd. (Materials)	2,087,333
127,600	Nippon Suisan Kaisha Ltd. (Food, Beverage & Tobacco)	744,680
260,000	Nippon Thompson Co. Ltd. (Capital Goods)	1,485,394

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
507,400	Nipro Corp. (Health Care Equipment & Services)	$ 6,882,797
3,387,000	Nishimatsu Construction Co. Ltd. (Capital Goods)	19,491,955
1,048,000	Nisshin Oillio Group Ltd. (The) (Food, Beverage & Tobacco)	6,204,171
24,400	Noevir Holdings Co. Ltd. (Household & Personal Products)	1,264,741
162,100	Noritz Corp. (Capital Goods)	3,179,309
942,300	North Pacific Bank Ltd. (Banks)	3,158,770
264,400	NSD Co. Ltd. (Software & Services)	5,042,997
80,100	Oiles Corp. (Capital Goods)	1,432,493
183,287	Okinawa Electric Power Co., Inc. (The) (Utilities)	4,322,865
320,600	Open House Co. Ltd. (Real Estate)	10,610,979
36,200	Outsourcing, Inc. (Commercial & Professional Services)(a)	1,808,275
103,800	PALTAC Corp. (Retailing)	3,766,114
200,200	Paramount Bed Holdings Co. Ltd. (Health Care Equipment & Services)	9,121,109
667,800	Persol Holdings Co. Ltd. (Commercial & Professional Services)	12,661,362
11,800	Pilot Corp. (Commercial & Professional Services)	513,992
194,100	Plenus Co. Ltd. (Consumer Services)	4,546,360
133,500	Resorttrust, Inc. (Consumer Services)	2,460,884
39,600	Riken Vitamin Co. Ltd. (Food, Beverage & Tobacco)	1,548,132
17,300	Rohto Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	349,466
8,700	Roland DG Corp. (Technology Hardware & Equipment)	218,020
811,300	Round One Corp. (Consumer Services)	8,664,690
736,000	Ryobi Ltd. (Capital Goods)	3,480,638
316,300	Saizeriya Co. Ltd. (Consumer Services)	9,201,727
469,000	Sankyu, Inc. (Transportation)	3,532,433
165,000	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	9,299,686
292,100	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	19,524,656
4,694	Sekisui House Residential Investment Corp. (REIT)	4,879,427
489,900	Senko Group Holdings Co. Ltd. (Transportation)	3,335,036
402,000	Shindengen Electric Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,084,815

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
1,576,700	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	$ 11,472,026
1,228,600	Shinmaywa Industries Ltd. (Capital Goods)	10,742,342
247,000	Ship Healthcare Holdings, Inc. (Health Care Equipment & Services)	7,580,497
111,000	SMK Corp. (Technology Hardware & Equipment)	468,742
502,300	Square Enix Holdings Co. Ltd. (Software & Services)	16,434,629
38,400	Studio Alice Co. Ltd. (Consumer Services)	901,754
57,600	Sumco Corp. (Semiconductors & Semiconductor Equipment)	932,205
382,000	Sumitomo Bakelite Co. Ltd. (Materials)	2,775,097
31,400	Sumitomo Seika Chemicals Co. Ltd. (Materials)	1,578,709
228,500	Sun Frontier Fudousan Co. Ltd. (Real Estate)	2,438,591
119,000	Taihei Dengyo Kaisha Ltd. (Capital Goods)	1,719,822
153,400	Taiyo Yuden Co. Ltd. (Technology Hardware & Equipment)	2,575,897
351,300	Takara Leben Co. Ltd. (Real Estate)	1,611,560
85,000	Tanseisha Co. Ltd. (Commercial & Professional Services)(a)	857,102
145,035	Tatsuta Electric Wire and Cable Co. Ltd. (Capital Goods)	929,818
636,800	Toagosei Co. Ltd. (Materials)	7,681,110
265,700	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	9,216,152
7,024	Tokyu REIT, Inc. (REIT)	8,550,236
33,300	Topy Industries Ltd. (Materials)	1,022,732
291,500	Tosei Corp. (Real Estate)	2,278,309
1,419,000	Toshiba Machine Co. Ltd. (Capital Goods)	6,738,293
301,000	Tsubakimoto Chain Co. (Capital Goods)	2,553,817
93,000	Tsumura & Co. (Pharmaceuticals, Biotechnology & Life Sciences)	3,614,588
1,753,000	UACJ Corp. (Materials)	5,174,083
232,400	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	12,460,243
252,700	Unipres Corp. (Automobiles & Components)	5,877,133
49,100	Wakita & Co. Ltd. (Capital Goods)	553,750
65,100	Warabeya Nichiyo Holdings Co. Ltd. (Food, Beverage & Tobacco)	1,757,756
208,700	Yodogawa Steel Works Ltd. (Materials)	5,738,604

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
268,500	Zenkoku Hosho Co. Ltd. (Diversified Financials)	$ 11,546,245
144,000	Zeon Corp. (Materials)	1,796,559

		649,559,057

Luxembourg – 0.2%
78,987	Aperam SA (Materials)	3,839,021

Netherlands – 2.2%
341,154	Aalberts Industries NV (Capital Goods)	14,895,343
150,980	ASR Nederland NV (Insurance)	5,710,427
225,155	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	14,646,009
30,651	Corbion NV (Materials)	989,916
204,188	Euronext NV (Diversified Financials)(b)	11,932,660
26,169	Refresco Group NV (Food, Beverage & Tobacco)(b)	511,311
349,050	SRH NV (Diversified Financials)*(a)	—

		48,685,666

New Zealand – 0.3%
2,492,371	Air New Zealand Ltd. (Transportation)	6,274,721

Norway – 1.3%
78,136	Austevoll Seafood ASA (Food, Beverage & Tobacco)	694,067
221,393	Borregaard ASA (Materials)	2,769,035
300,972	Grieg Seafood ASA (Food, Beverage & Tobacco)	2,470,804
218,342	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	1,267,328
80,069	Norway Royal Salmon ASA (Food, Beverage & Tobacco)	1,374,732
434,321	Salmar ASA (Food, Beverage & Tobacco)	11,291,651
298,472	SpareBank 1 Nord Norge (Banks)	2,224,352
313,961	SpareBank 1 SMN (Banks)	3,174,409
42,850	Stolt-Nielsen Ltd. (Transportation)	653,961
307,405	Storebrand ASA (Insurance)	2,564,138

		28,484,477

Portugal – 0.3%
304,147	Altri SGPS SA (Materials)	1,381,297
17,793	Corticeira Amorim SGPS SA (Materials)	248,548
620,812	CTT-Correios de Portugal SA (Transportation)	4,048,336
72,652	Semapa-Sociedade de Investimento e Gestao (Materials)	1,410,919

		7,089,100

Singapore – 1.2%
785,000	Indofood Agri Resources Ltd. (Food, Beverage & Tobacco)	286,752

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Singapore – (continued)
599,500	OUE Ltd. (Consumer Services)	$ 884,571
1,836,500	United Engineers Ltd. (Capital Goods)	3,547,701
1,549,100	Venture Corp. Ltd. (Technology Hardware & Equipment)	15,049,019
4,362,210	Yanlord Land Group Ltd. (Real Estate)	5,825,445

		25,593,488

Spain – 1.8%
98,417	Construcciones y Auxiliar de Ferrocarriles SA (Capital Goods)	4,379,462
2,062,264	Ence Energia y Celulosa SA (Materials)	8,788,717
30,191	Let’s GOWEX SA (Telecommunication Services)*	—
1,352,428	Melia Hotels International SA (Consumer Services)	20,962,778
399,596	Merlin Properties Socimi SA (REIT)	5,377,638
8,645	Miquel y Costas & Miquel SA (Materials)	319,811

		39,828,406

Sweden – 4.5%
828,072	Betsson AB (Consumer Services)*	7,964,006
209,500	Bilia AB Class A (Retailing)	2,023,954
256,974	Bonava AB Class B (Consumer Durables & Apparel)	4,496,622
118,334	Bure Equity AB (Diversified Financials)	1,453,877
60,027	Holmen AB Class B (Materials)	2,711,155
593,051	JM AB (Consumer Durables & Apparel)	20,815,560
366,132	Loomis AB Class B (Commercial & Professional Services)	13,604,449
291,387	NCC AB Class B (Capital Goods)	7,581,791
372,607	Nobina AB (Transportation)(b)	1,836,776
784,221	Scandic Hotels Group AB (Consumer Services)(b)	10,903,020
2,921,010	Svenska Cellulosa AB SCA Class B (Household & Personal Products)	24,185,631
34,629	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	527,301
23,954	Vitrolife AB (Pharmaceuticals, Biotechnology & Life Sciences)	1,940,350

		100,044,492

Switzerland – 6.5%
3,003	ALSO Holding AG (Registered) (Technology Hardware & Equipment)*	392,705

Shares	Description	Value
Common Stocks – (continued)
Switzerland – (continued)
14,447	Bachem Holding AG (Registered) Class B (Pharmaceuticals, Biotechnology & Life Sciences)	$ 1,599,686
38,312	Bobst Group SA (Registered) (Capital Goods)	4,265,490
32,896	Bucher Industries AG (Registered) (Capital Goods)	10,969,107
137,240	Cembra Money Bank AG (Diversified Financials)	12,311,147
3,279	Conzzeta AG (Registered) (Capital Goods)	3,431,768
279,977	Ferrexpo plc (Materials)	879,460
92,254	Flughafen Zurich AG (Registered) (Transportation)	23,528,353
4,559	Forbo Holding AG (Registered) (Consumer Durables & Apparel)	6,922,121
20,988	Georg Fischer AG (Registered) (Capital Goods)	23,870,529
1,457	Gurit Holding AG (Materials)*	1,750,901
43,306	Implenia AG (Registered) (Capital Goods)	3,202,687
14,585	Inficon Holding AG (Registered) (Technology Hardware & Equipment)*	7,998,701
20,836	Kardex AG (Registered) (Capital Goods)*	2,297,035
90,002	Logitech International SA (Registered) (Technology Hardware & Equipment)	3,266,624
14,427	Mobimo Holding AG (Registered) (Real Estate)*	4,117,950
60,284	Oriflame Holding AG (Household & Personal Products)	2,314,330
16,255	Rieter Holding AG (Registered) (Capital Goods)*	3,765,572
3,737	Schweiter Technologies AG (Capital Goods)	4,918,302
20,101	Siegfried Holding AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	5,845,571
12,998	Sulzer AG (Registered) (Capital Goods)	1,458,486
56,250	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	10,490,841
54,536	Temenos Group AG (Registered) (Software & Services)	5,271,797

		144,869,163

United Kingdom – 16.6%
284,476	Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)	3,853,859
1,544,887	Ashmore Group plc (Diversified Financials)	7,334,089
215,460	Beazley plc (Insurance)	1,456,099

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
374,265	Bellway plc (Consumer Durables & Apparel)	$ 15,759,805
169,058	Big Yellow Group plc (REIT)	1,728,677
49,747	Bodycote plc (Capital Goods)	597,206
34,156	Burford Capital Ltd. (Diversified Financials)	489,861
22,414	Clinigen Group plc (Pharmaceuticals, Biotechnology & Life Sciences)	296,322
93,985	Close Brothers Group plc (Diversified Financials)	1,910,993
1,396,385	Crest Nicholson Holdings plc (Consumer Durables & Apparel)	9,912,060
472,370	Dialog Semiconductor plc (Semiconductors & Semiconductor Equipment)*	20,584,517
1,216,705	DS Smith plc (Materials)	7,750,578
2,733,155	Electrocomponents plc (Technology Hardware & Equipment)	22,369,538
1,081,552	Elementis plc (Materials)	4,227,594
1,248,307	Fenner plc (Capital Goods)	5,678,088
51,954	Fevertree Drinks plc (Food, Beverage & Tobacco)	1,473,658
586,907	Galliford Try plc (Capital Goods)	10,494,874
1,005,730	Grainger plc (Real Estate)	3,489,653
207,188	Great Portland Estates plc (REIT)	1,646,474
1,633,274	Hansteen Holdings plc (REIT)(a)	2,736,776
508,029	Hays plc (Commercial & Professional Services)	1,117,218
507,631	Ibstock plc (Materials)(b)	1,707,909
2,018,934	Inchcape plc (Retailing)	21,401,489
816,850	Indivior plc (Pharmaceuticals, Biotechnology & Life Sciences)*	4,135,077
1,071,665	Intermediate Capital Group plc (Diversified Financials)	12,813,910
2,615,836	JD Sports Fashion plc (Retailing)	12,364,759
39,694	John Menzies plc (Retailing)	367,653
191,568	Jupiter Fund Management plc (Diversified Financials)	1,347,839
47,394	KAZ Minerals plc (Materials)*	448,900
295,796	Micro Focus International plc (Software & Services)	8,710,698
83,417	Morgan Advanced Materials plc (Capital Goods)	329,521
110,147	National Express Group plc (Transportation)	529,437
59,415	NEX Group plc (Diversified Financials)	522,481
198,733	Northgate plc (Transportation)	1,131,953
940,970	OneSavings Bank plc (Banks)	4,906,470
2,716,010	Pagegroup plc (Commercial & Professional Services)	17,556,340
489,666	Paragon Group of Cos. plc (The) (Banks)	2,796,138

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
232,621	Playtech plc (Software & Services)	$ 2,947,968
316,329	PZ Cussons plc (Household & Personal Products)	1,513,781
4,577,388	QinetiQ Group plc (Capital Goods)	14,559,219
1,713,755	Redrow plc (Consumer Durables & Apparel)	13,385,880
835,245	Rentokil Initial plc (Commercial & Professional Services)	3,201,089
817,408	RPC Group plc (Materials)	9,664,872
755,160	Safestore Holdings plc (REIT)	4,208,617
2,309,268	Saga plc (Insurance)	6,358,772
561,874	Savills plc (Real Estate)	6,775,816
59,405	Spectris plc (Technology Hardware & Equipment)	1,928,135
287,480	Spirax-Sarco Engineering plc (Capital Goods)	21,099,161
1,743,416	SSP Group plc (Consumer Services)	11,719,840
1,231,292	Subsea 7 SA (Energy)	18,245,135
1,741,100	Synthomer plc (Materials)	11,252,365
999,239	Tritax Big Box REIT plc (REIT)	1,974,957
1,767,228	UBM plc (Media)	16,874,226
396,080	UNITE Group plc (The) (REIT)	3,507,360
893,675	Vesuvius plc (Capital Goods)	6,408,489
50,246	Workspace Group plc (REIT)	606,595

		372,210,790

United States – 0.6%
1,049,504	Sims Metal Management Ltd. (Materials)	13,036,454

TOTAL COMMON STOCKS (Cost $1,877,095,814)		$2,173,901,942

Shares	Distribution Rate	Value
Investment Company(d)(e) – 0.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
18,091,233	0.895%	$ 18,091,233
(Cost $18,091,233)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $1,895,187,047)		$2,191,993,175

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 0.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
11,289,361	0.895%	$ 11,289,361
(Cost $11,289,361)

TOTAL INVESTMENTS – 98.5% (Cost $1,906,476,408)		$2,203,282,536

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%		34,450,823

NET ASSETS – 100.0%		$2,237,733,359

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $54,023,298, which represents approximately 2.4% of net assets as of July 31, 2017.

(c)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(d)	Represents an affiliated issuer.

(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on July 31, 2017.

Investment Abbreviation:
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At July 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

EURO STOXX 50 Index	368	September 2017	$15,016,456	$(507,589)
FTSE 100 Index	79	September 2017	7,619,403	(152,264)
Hang Seng Index	5	August 2017	871,486	12,879
MSCI Singapore Index	33	August 2017	897,233	(280)
SPI 200 Index	32	September 2017	3,623,040	(66,152)
TOPIX Index	65	September 2017	9,548,506	166,069

TOTAL				$(547,337)

TAX INFORMATION — At July 31, 2017, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,921,166,387

Gross unrealized gain	315,490,217
Gross unrealized loss	(33,374,068)

Net unrealized security gain	$282,116,149

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — Accounting principles generally accepted in the United States of America (“GAAP”) defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including Goldman Sachs Asset Management, L.P. (“GSAM”)’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAMI to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the net asset value (“NAV”) per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of July 31, 2017:

EMERGING MARKETS EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$55,601,090	$—
Asia	281,059,760	909,567,354	—
Europe	—	16,761,953	—
North America	80,185,415	—	—
South America	103,518,607	48,683,042	—
Securities Lending Reinvestment Vehicle	15,977,125	—	—
Total	$480,740,907	$1,030,613,439	$—

Derivative Type
Assets(b)
Futures Contracts	$693,276	$—	$—

INTERNATIONAL EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$6,410,674	$—
Asia	—	275,110,429	—
Australia and Oceania	—	78,552,087	—
Europe	17,516,614	568,472,320	—
North America	7,363,931	2,713,644	—
Investment Company	15,056,600	—	—
Securities Lending Reinvestment Vehicle	6,753,975	—	—
Total	$46,691,120	$931,259,154	$—

Derivative Type
Assets(b)
Futures Contracts	$43,378	$—	$—
Liabilities(b)
Futures Contracts	$(363,643)	$—	$—

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

INTERNATIONAL SMALL CAP INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$709,057,899	$—
Australia and Oceania	—	187,233,362	—
Europe	—	1,264,574,227	—
North America	—	13,036,454	—
Investment Company	18,091,233	—	—
Securities Lending Reinvestment Vehicle	11,289,361	—	—
Total	$29,380,594	$2,173,901,942	$—

Derivative Type
Assets(b)
Futures Contracts	$178,948	$—	$—
Liabilities(b)
Futures Contracts	$(726,285)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

Securities Lending — Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities.

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments

July 31, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligation(a)(b) – 4.5%
United States Treasury Bill
$ 1,175,000	0.000%	08/17/17	$ 1,174,500
(Cost $1,174,663)

Contracts	Exercise Price	Expiration Date	Value
Option Contracts Purchased – 0.9%
Options on Equities – 0.1%
Morgan Stanley & Co. Call - Euro Stoxx 50 Index
144	$ 3,735.760	12/29/17	2,644
Morgan Stanley & Co. Put - KOSPI 200 Index
4,670,236	261.550	12/28/17	4,320
Morgan Stanley & Co. Call - S&P 500 Index
2	2,535.000	12/29/17	5,698
Morgan Stanley & Co. Call - Taiwan Weighted Index
938	10,045.200	11/17/17	12,091

			24,753

Options on Futures – 0.8%
Credit Suisse International (London) Call - Eurodollar Futures
19	98.125	09/18/17	25,887
Credit Suisse International (London) Call - Eurodollar Futures
26	98.000	09/18/17	43,550
Credit Suisse International (London) Call - Eurodollar Futures
27	97.875	12/18/17	45,562
Credit Suisse International (London) Call - Eurodollar Futures
8	98.375	03/19/18	2,950
Credit Suisse International (London) Call - Eurodollar Futures
19	97.750	03/19/18	34,200
Credit Suisse International (London) Call - Eurodollar Futures
10	98.375	06/18/18	3,563
Credit Suisse International (London) Call - Eurodollar Futures
11	98.250	09/17/18	5,775
Credit Suisse International (London) Call - Eurodollar Futures
74	99.000	12/17/18	3,700
Credit Suisse International (London) Call - Eurodollar Futures
12	98.125	12/17/18	8,100
Credit Suisse International (London) Call - Eurodollar Futures
22	99.000	03/18/19	1,375
Credit Suisse International (London) Call - Eurodollar Futures
15	98.000	03/18/19	13,313
Credit Suisse International (London) Call - Eurodollar Futures
12	99.000	06/17/19	1,050
Credit Suisse International (London) Call - Eurodollar Futures
8	97.750	06/17/19	10,600

			199,625

TOTAL OPTION CONTRACTS PURCHASED (Cost $301,863)			$ 224,378

Shares	Distribution Rate	Value
Investment Companies(c) – 84.5%
United States – 84.5%
Goldman Sachs Emerging Markets Debt Fund - Institutional Shares(d)
100,232	0.050%	$1,297,007
Goldman Sachs Emerging Markets Equity Insights Fund - Institutional Shares
172,719	0.000	1,794,547
Goldman Sachs Financial Square Government Fund - Institutional Shares(d)
12,430,380	0.909	12,430,380
Goldman Sachs Inflation Protected Securities Fund - Institutional Shares
148,785	0.011	1,559,264
Goldman Sachs International Real Estate Securities Fund - Institutional Shares
113,934	0.023	694,999
Goldman Sachs Local Emerging Markets Debt Fund - Institutional Shares(d)
73,143	0.055	484,940
Goldman Sachs Long Short Fund - Institutional Shares*
179,392	N/A	1,553,538
Goldman Sachs Real Estate Securities Fund - Institutional Shares
16,747	0.019	316,683
Goldman Sachs Strategic Macro Fund - Institutional Shares
198,370	0.000	1,739,704

TOTAL INVESTMENT COMPANIES (Cost $21,908,183)		$21,871,062

Shares	Description	Value
Exchange Traded Funds – 2.1%
United States – 2.1%
4,528	Health Care Select Sector SPDR Fund	$ 361,742
4,486	SPDR S&P Bank ETF	194,423

TOTAL EXCHANGE TRADED FUNDS (Cost $519,065)		$ 556,165

TOTAL INVESTMENTS – 92.0% (Cost $23,903,774)		$23,826,105

OTHER ASSETS IN EXCESS OF LIABILITIES – 8.0%		2,066,282

NET ASSETS – 100.0%		$25,892,387

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(b)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Represents affiliated Funds.

(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on July 31, 2017.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Currency Abbreviations:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CNY	— Chinese Yuan Renminbi
COP	— Colombian Peso
CZK	— Czech Koruna
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PHP	— Philippine Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— U.S. Dollar
ZAR	— South African Rand

Investment Abbreviations:
ETF	— Exchange Traded Fund
PLC	— Public Limited Company

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments (continued)

July 31, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At July 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Morgan Stanley & Co. International PLC	BRL	640,000	USD	190,604	$205,158	08/02/17	$14,554
	BRL	620,000	USD	195,442	197,398	09/05/17	1,956
	CNY	1,310,000	USD	191,745	194,276	09/20/17	2,531
	CZK	7,600,000	USD	326,765	346,270	09/20/17	19,505
	EUR	180,000	USD	201,953	213,677	09/20/17	11,724
	HUF	72,000,000	USD	267,264	280,957	09/20/17	13,693
	IDR	7,830,000,000	USD	583,919	584,896	09/20/17	977
	INR	45,500,000	USD	699,794	705,736	09/20/17	5,943
	MXN	3,500,000	USD	192,912	194,975	09/20/17	2,064
	NOK	1,650,000	USD	194,513	210,080	09/20/17	15,567
	RUB	500,000	USD	8,145	8,269	09/20/17	124
	SEK	3,900,000	USD	450,778	484,453	09/20/17	33,676
	TRY	680,000	USD	186,235	190,238	09/20/17	4,003
	USD	583,712	CHF	560,000	581,057	09/20/17	2,654
	USD	66,881	HKD	520,000	66,670	09/20/17	212
	USD	11,331	ILS	40,000	11,256	09/20/17	76
	USD	1,440,082	JPY	158,000,000	1,436,537	09/20/17	3,545
	USD	197,186	KRW	220,000,000	196,496	09/20/17	690
	USD	260,478	TWD	7,800,000	258,761	09/20/17	1,717
UBS AG (London)	AUD	320,000	USD	253,701	255,919	08/23/17	2,218
	BRL	440,000	USD	140,026	140,375	08/24/17	347
	CAD	340,000	USD	270,937	272,809	08/23/17	1,872
	CLP	77,380,000	USD	118,718	119,017	08/24/17	300
	EUR	230,000	USD	268,414	272,638	08/23/17	4,224
	GBP	50,000	USD	65,128	66,026	08/23/17	897
	HUF	31,580,000	USD	120,559	123,091	08/23/17	2,532
	INR	8,280,000	USD	128,372	128,770	08/24/17	398
	JPY	5,080,000	USD	45,725	46,130	08/23/17	404
	KRW	16,980,000	USD	15,146	15,162	08/24/17	15
	NOK	2,290,000	USD	285,770	291,408	08/23/17	5,637
	NZD	230,000	USD	171,057	172,648	08/23/17	1,594
	PHP	1,130,000	USD	22,309	22,363	08/24/17	55
	PLN	560,000	USD	153,506	155,735	08/23/17	2,229
	SEK	2,110,000	USD	256,170	261,711	08/23/17	5,543
	TRY	1,330,000	USD	373,294	374,979	08/23/17	1,685
	TWD	850,000	USD	28,161	28,165	08/24/17	4
	USD	168,902	KRW	188,930,000	168,698	08/24/17	204

TOTAL							$165,369

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Morgan Stanley & Co. International PLC	CHF	10,000	USD	10,454	$10,376	09/20/17	$(78)
	COP	572,000,000	USD	194,541	190,411	09/20/17	(4,131)
	PHP	13,000,000	USD	261,044	256,799	09/20/17	(4,246)
	RUB	11,000,000	USD	189,975	181,918	09/20/17	(8,056)
	USD	158,299	AUD	210,000	167,892	09/20/17	(9,592)
	USD	202,827	BRL	640,000	205,158	08/02/17	(2,332)
	USD	207,562	CAD	280,000	224,746	09/20/17	(17,183)
	USD	189,216	COP	572,000,000	190,411	09/20/17	(1,195)

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments (continued)

July 31, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Morgan Stanley & Co. International PLC (continued)
	USD	333,117	CZK	7,600,000	$346,270	09/20/17	$(13,153)
	USD	36,479	DKK	240,000	38,314	09/20/17	(1,835)
	USD	1,253,670	EUR	1,110,000	1,317,673	09/20/17	(64,004)
	USD	586,966	GBP	455,000	601,379	09/20/17	(14,413)
	USD	263,558	HUF	72,000,000	280,957	09/20/17	(17,400)
	USD	6,714	IDR	90,000,000	6,723	09/20/17	(9)
	USD	17,719	JPY	2,000,000	18,184	09/20/17	(465)
	USD	191,263	KRW	220,000,000	196,496	09/20/17	(5,233)
	USD	17,774	NOK	150,000	19,098	09/20/17	(1,324)
	USD	201,565	NZD	280,000	210,084	09/20/17	(8,519)
	USD	78,524	SEK	675,000	83,847	09/20/17	(5,324)
	USD	28,981	SGD	40,000	29,538	09/20/17	(558)
	USD	255,490	THB	8,700,000	261,519	09/20/17	(6,029)
	USD	182,996	TRY	680,000	190,238	09/20/17	(7,242)
UBS AG (London)	CAD	20,000	USD	16,106	16,048	08/23/17	(58)
	CHF	90,000	USD	95,046	93,222	08/23/17	(1,824)
	CLP	14,340,000	USD	22,128	22,056	08/24/17	(71)
	IDR	1,011,960,000	USD	75,882	75,812	08/24/17	(70)
	KRW	37,640,000	USD	33,710	33,609	08/24/17	(100)
	MXN	6,650,000	USD	377,865	371,998	08/23/17	(5,867)
	RUB	2,560,000	USD	43,174	42,598	08/24/17	(576)
	USD	41,388	CHF	40,000	41,432	08/23/17	(44)
	USD	11,771	EUR	10,000	11,854	08/23/17	(83)
	USD	103,892	ILS	370,000	103,998	08/23/17	(106)
	USD	135,875	JPY	15,110,000	137,207	08/23/17	(1,332)
	USD	193,122	PHP	9,820,000	194,344	08/24/17	(1,220)
	USD	11,112	SEK	90,000	11,163	08/23/17	(52)
	USD	67,196	TWD	2,040,000	67,597	08/24/17	(401)
	ZAR	2,730,000	USD	210,852	206,268	08/23/17	(4,584)

TOTAL							$(208,709)

FUTURES CONTRACTS — At July 31, 2017, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

10 Year German Euro-Bund	1	September 2017	$191,716	$(321)
10 Year U.K. Long Gilt	1	September 2017	166,271	(424)
10 Year U.S. Treasury Notes	17	September 2017	2,140,141	4,641
2 Year German Euro-Schatz	2	September 2017	265,337	32
2 Year U.S. Treasury Notes	(15)	September 2017	(3,245,156)	566
3 Month Euro Swiss	(1)	December 2017	(260,381)	102
3 Month Euro Swiss	(1)	March 2018	(260,303)	50
3 Month Euro Swiss	(1)	June 2018	(260,200)	(53)
3 Month Sterling Interest Rate	1	September 2018	163,968	(18)
3 Month Sterling Interest Rate	1	December 2017	164,249	(18)
3 Month Sterling Interest Rate	1	March 2018	164,150	(35)
3 Month Sterling Interest Rate	1	June 2018	164,051	(18)
3 Month Sterling Interest Rate	1	December 2018	163,886	(18)
3 Month Sterling Interest Rate	1	September 2019	163,639	(2)
5 Year U.S. Treasury Notes	(9)	September 2017	(1,063,336)	(1,149)
Amsterdam Exchanges Index	1	August 2017	123,565	(157)
ASA 90 Day Bank	1	December 2017	796,582	(2)
Australian 10 Year Government Bonds	(1)	September 2017	(103,164)	(43)
Bank Accept Index	(1)	December 2017	(197,504)	680
Bank Accept Index	(2)	March 2018	(394,586)	1,340
Bank Accept Index	(2)	June 2018	(394,325)	57
Brent Crude	(1)	August 2017	(52,720)	(5,552)
CAC40 Index	1	August 2017	60,255	(1,541)
Canada 10 Year Government Bonds	(2)	September 2017	(220,237)	1,712
Cattle Feeder	1	September 2017	73,325	985
Cocoa	(2)	September 2017	(41,200)	(3,166)
Coffee	(1)	September 2017	(52,219)	(4,372)
Copper	3	September 2017	216,863	13,979

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments (continued)

July 31, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Corn	(1)	September 2017	$(18,538)	$(66)
Corn	(3)	December 2017	(57,713)	1,203
Crude Oil	(1)	August 2017	(50,170)	(5,573)
Euro Buxl 30 Year Bond	(8)	September 2017	(1,535,342)	50,561
Euro Stoxx 50 Index	3	September 2017	122,417	(2,160)
Euro Stoxx 50 Index	(4)	September 2017	(163,222)	3,137
Euro Stoxx 50 Index	39	December 2019	556,789	13,461
Eurodollars	111	December 2017	27,347,625	30,623
Eurodollars	(2)	March 2018	(492,350)	(142)
Eurodollars	(1)	June 2018	(246,025)	(15)
Eurodollars	1	December 2018	245,663	35
Eurodollars	1	March 2019	245,538	(2)
Eurodollars	1	June 2019	245,413	(15)
Eurodollars	1	September 2019	245,288	48
Eurodollars	(111)	March 2020	(27,195,000)	(120,244)
FTSE 100 Index	1	September 2017	96,448	(1,769)
FTSE 250 Index	(5)	September 2017	(259,447)	455
FTSE/JSE Top 40 Index	1	September 2017	37,081	123
Gasoline RBOB	1	August 2017	70,417	3,450
Gold 100 Oz	(1)	December 2017	(127,340)	(4,703)
H-Shares Index	4	August 2017	277,385	1,403
Hang Seng Index	1	August 2017	174,297	2,442
Hard Red Winter Wheat	(2)	September 2017	(47,475)	1,294
Italian 10 Year Government Bonds	1	September 2017	161,281	(73)
Japan 10 Year Government Bonds	(1)	September 2017	(1,362,057)	57
KOSPI 200	1	September 2017	70,350	957
Live Cattle	1	October 2017	44,780	(2,773)
LME Lead	2	August 2017	115,775	7,023
LME Lead	(2)	August 2017	(115,775)	(1,996)
LME Lead	2	September 2017	116,275	1,058
LME Lead	(1)	September 2017	(58,138)	(2,846)
Low Sulphur Gas Oil	1	September 2017	48,750	1,673
Mini MSCI EAFE Index	(24)	September 2017	(2,326,680)	(63,658)
Mini MSCI Emerging Market	30	September 2017	1,596,750	65,145
MSCI Singapore Index	24	August 2017	652,533	3,776
MSCI Taiwan Index	2	August 2017	78,000	(330)
Nasdaq 100 E-Mini Index	1	September 2017	117,650	1,783
Natural Gas	(1)	August 2017	(27,940)	1,297
OMXS 30 Index	1	August 2017	19,136	(768)
Primary Aluminum	3	August 2017	142,481	(360)
Primary Aluminum	(3)	August 2017	(142,481)	(840)
Primary Aluminum	3	September 2017	143,138	1,006
Primary Aluminum	(2)	September 2017	(95,425)	(493)
Russell 2000 Mini Index	14	September 2017	997,080	1,551
S&P 500 E-Mini Index	5	September 2017	617,000	8,011
S&P 500 E-Mini Index	(30)	September 2017	(3,702,000)	(59,251)
SET 50 Index	6	September 2017	35,950	30
SGX Nifty 50 Index	21	August 2017	424,452	4,210
Silver	(1)	September 2017	(83,930)	(4,453)
SPI 200 Index	(3)	September 2017	(339,660)	(3,830)
STOXX 600 Banks Index	15	September 2017	165,762	704
Stoxx Europe 600 Index	9	September 2017	200,565	(4,816)
Sugar No. 11	(5)	September 2017	(83,496)	(5,705)
TOPIX Index	3	September 2017	440,700	4,598
U.S. Long Bonds	5	September 2017	764,844	(4,197)
Wheat	(1)	September 2017	(23,725)	159
Zinc	2	August 2017	139,300	10,222
Zinc	(2)	August 2017	(139,300)	(702)
Zinc	2	September 2017	139,488	683

TOTAL				$(62,347)

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments (continued)

July 31, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At July 31, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at July 31, 2017(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
iTraxx Europe Crossover Series 27	$580	(5.000)%	06/20/22	2.335%	$(71,920)	$(14,523)
Protection Sold:
CDX North America Investment Grade Index 28	300	1.000	06/20/22	0.574	4,215	2,062
iTraxx Europe Crossover Series 27	250	1.000	06/20/22	0.523	3,325	3,870
CDX North America High Yield Index 28	3,950	5.000	06/20/22	3.210	256,595	66,958
iTraxx Europe Crossover Series 27	150	5.000	06/20/22	2.355	15,108	7,248

TOTAL					$207,323	$65,615

(a)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS — At July 31, 2017 the Fund had following written options:

OPTIONS ON EQUITIES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value

Citibank NA	Call - EQO.EEM Index	7,417	08/21/17	$ 44.61	$(1,023)
	Put - EQO.EEM Index	7,417	08/21/17	42.86	(1,329)
	Call - EQO.KS20 Index	2,335,118	12/28/17	353.86	(822)
	Put - EQO.KS20 Index	2,335,118	12/28/17	280.01	(4,411)
Merrill Lynch & Co., Inc.	Call - S&P 500 Index	11	07/31/17	2450	(23,100)
	Call - S&P 500 Index	1	07/31/17	2475	(3)
	Put - S&P 500 Index	1	07/31/17	2325	—
	Put - S&P 500 Index	1	07/31/17	2350	—
	Put - S&P 500 Index	10	07/31/17	2375	(50)
	Put - S&P 500 Index	1	07/31/17	2400	(5)
	Call - S&P 500 Index	2	08/02/17	2450	(4,726)
	Put - S&P 500 Index	2	08/02/17	2400	(40)
	Call - S&P 500 Index	2	08/09/17	2450	(5,120)
	Put - S&P 500 Index	2	08/09/17	2400	(320)
	Call - S&P 500 Index	2	08/16/17	2475	(2,430)
	Put - S&P 500 Index	2	08/16/17	2425	(1,060)
	Call - S&P 500 Index	2	08/23/17	2500	(890)
	Put - S&P 500 Index	2	08/23/17	2450	(2,340)
	Call - S&P 500 Index	1	08/31/17	2450	(3,460)
	Call - S&P 500 Index	2	08/31/17	2475	(3,700)
	Call - S&P 500 Index	10	08/31/17	2500	(6,350)
	Put - S&P 500 Index	1	08/31/17	2350	(465)
	Put - S&P 500 Index	2	08/31/17	2375	(1,260)
	Put - S&P 500 Index	9	08/31/17	2425	(10,080)
	Call - S&P 500 Index	1	09/29/17	2525	(860)
	Put - S&P 500 Index	1	09/29/17	2425	(2,335)
Morgan Stanley & Co. International PLC	Call - EQO.EWZ Index	9,864	08/31/17	45.07	(8)
	Put - EQO.XLE Index	4,926	02/16/18	62.17	(8,502)
	Put - EQO.EWZ Index	4,932	02/28/19	30.02	(13,087)

TOTAL (Premium Received $141,070)		4,704,860			(97,776)

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments (continued)

July 31, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OPTIONS ON EQUITIES CONTRACTS — For the period ended July 31, 2017, the Fund had the following written equity options activity:

	Contracts	Premiums Received

Contracts Outstanding October 31, 2016	34	$79,868

Contracts Written	9,311,117	634,953
Contracts Expired	(76,722)	(352,897)
Contracts bought back	(4,529,569)	(220,854)

Contracts Outstanding July 31, 2017	4,704,860	$141,070

TAX INFORMATION — At July 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$23,901,320

Gross unrealized gain	329,391
Gross unrealized loss	(404,606)

Net unrealized security loss	$(75,215)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

Basis of Consolidation for Absolute Return Multi-Asset Fund — The Cayman Commodity—ARM, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on May 14, 2015 and is currently a wholly-owned subsidiary of the Absolute Return Multi-Asset Fund (the “Fund”). The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of September 2, 2015, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of July 31, 2017, the Fund’s net assets were $ 25,892,387, of which, $ 4,899,308, or 18.9%, represented the Subsidiary’s net assets.

Investments and Fair Value Measurements — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Funds, if any, is noted in the Schedule of Investments.

Options — When a Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement. The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of July 31, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations	$1,174,500	$—	$—
Investment Companies	21,871,062	—	—
Exchange Traded Funds	556,165	—	—
Total	$23,601,727	$—	$—

Derivative Type
Assets
Options Purchased	$199,625	$24,753	$—
Forward Foreign Currency Exchange Contracts(a)	—	165,369	—
Futures Contracts(a)	246,322	—	—
Credit Default Swap Contracts(a)	—	80,138	—
Total	$445,947	$270,260	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(208,709)	$—
Futures Contracts(a)	(308,669)	—	—
Credit Default Swap Contracts(a)	—	(14,523)	—
Written Option Contracts	(68,594)	(29,182)
Total	$(377,263)	$(252,414)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Tax Risk — The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Fund has obtained an opinion of counsel that the Portfolio’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments

July 31, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 6.2%
Distributor(a) – 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.
$5,850,000	5.875%		08/20/26	$ 5,981,625

Energy - Exploration & Production – 3.3%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.(a)(b)
5,550,000	7.875		12/15/24	5,827,500
Antero Resources Corp.(a)
4,700,000	5.375		11/01/21	4,817,500
3,800,000	5.125		12/01/22	3,847,500
Berry Petroleum Co. LLC(c)
1,200,000	6.750		11/01/20	—
18,124,000	6.375		09/15/22	—
California Resources Corp.(a)
10,279,000	8.000	(b)	12/15/22	6,552,862
413,000	6.000		11/15/24	212,695
Carrizo Oil & Gas, Inc.(a)
7,150,000	7.500		09/15/20	7,257,250
Chesapeake Energy Corp.
1,950,000	5.375	(a)	06/15/21	1,828,125
2,310,000	8.000	(a)(b)	12/15/22	2,454,375
6,700,000	5.750		03/15/23	6,130,500
1,475,000	8.000	(a)(b)	01/15/25	1,486,063
Concho Resources, Inc.(a)
6,650,000	4.375		01/15/25	6,832,875
Continental Resources, Inc.(a)
9,950,000	3.800		06/01/24	9,203,750
CrownRock LP/CrownRock Finance, Inc.(a)(b)
4,850,000	7.750		02/15/23	5,171,312
Denbury Resources, Inc.(a)
3,252,000	9.000	(b)	05/15/21	3,097,530
4,750,000	5.500		05/01/22	2,576,875
2,900,000	4.625		07/15/23	1,479,000
Gulfport Energy Corp.(a)(b)
7,900,000	6.000		10/15/24	7,801,250
Halcon Resources Corp.(a)(b)
2,099,000	12.000		02/15/22	2,518,800
6,850,000	6.750		02/15/25	7,004,125
Jones Energy Holdings LLC/Jones Energy Finance Corp.(a)
7,250,000	6.750		04/01/22	5,437,500
Laredo Petroleum, Inc.(a)
4,700,000	7.375		05/01/22	4,864,500
1,750,000	6.250		03/15/23	1,798,125
Matador Resources Co.(a)
3,150,000	6.875		04/15/23	3,339,000
MEG Energy Corp.(a)(b)
12,250,000	7.000		03/31/24	10,167,500
Nabors Industries, Inc.(b)
3,750,000	0.750		01/15/24	2,950,781
Newfield Exploration Co.(a)
4,350,000	5.375		01/01/26	4,524,000
Oasis Petroleum, Inc.(a)
10,700,000	6.875		03/15/22	10,539,500
Range Resources Corp.(a)
4,000,000	5.000	(b)	08/15/22	3,970,000
2,500,000	4.875		05/15/25	2,437,500
Rice Energy, Inc.(a)
5,200,000	6.250		05/01/22	5,434,000
Sanchez Energy Corp.(a)
7,550,000	6.125		01/15/23	6,172,125
Seven Generations Energy Ltd.(a)(b)
4,850,000	6.875		06/30/23	5,098,563

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy - Exploration & Production – (continued)
SM Energy Co.(a)
$1,700,000	6.500%		11/15/21	$ 1,700,000
2,400,000	6.125		11/15/22	2,352,000
2,000,000	6.500		01/01/23	1,990,000
2,950,000	6.750		09/15/26	2,935,250
Whiting Petroleum Corp.
2,100,000	1.250		04/01/20	1,812,563
5,400,000	5.750	(a)	03/15/21	5,130,000
WPX Energy, Inc.(a)
7,700,000	6.000		01/15/22	7,911,750

				176,664,544

Energy - Services – 1.3%
CVR Refining LLC/Coffeyville Finance, Inc.(a)
4,086,000	6.500		11/01/22	4,147,290
Ensco PLC(a)
3,800,000	4.500		10/01/24	2,897,500
950,000	5.200		03/15/25	750,500
Noble Holding International Ltd.
3,629,000	4.625		03/01/21	3,066,505
6,100,000	7.750	(a)	01/15/24	4,826,625
350,000	5.250		03/15/42	199,938
Pride International LLC
1,750,000	6.875		08/15/20	1,785,000
Pride International, Inc.
3,550,000	8.500		06/15/19	3,780,750
Rowan Cos., Inc.(a)
3,900,000	7.375		06/15/25	3,685,500
5,250,000	5.400		12/01/42	3,832,500
Sunoco LP/Sunoco Finance Corp.(a)
1,800,000	5.500		08/01/20	1,847,250
6,750,000	6.375		04/01/23	7,112,812
Transocean, Inc.
2,650,000	9.000	(a)(b)	07/15/23	2,762,625
6,100,000	7.500		04/15/31	5,032,500
5,900,000	6.800		03/15/38	4,484,000
Trinidad Drilling Ltd.(a)(b)
5,700,000	6.625		02/15/25	5,386,500
Weatherford International Ltd.
4,700,000	4.500	(a)	04/15/22	4,324,000
3,000,000	8.250	(a)	06/15/23	3,067,500
6,150,000	6.500		08/01/36	5,412,000

				68,401,295

Pipelines – 1.5%
Blue Racer Midstream LLC/Blue Racer Finance Corp.(a)(b)
7,650,000	6.125		11/15/22	7,822,125
Cheniere Corpus Christi Holdings LLC(a)
4,650,000	7.000		06/30/24	5,324,250
4,000,000	5.125	(b)	06/30/27	4,165,000
DCP Midstream Operating LP
3,900,000	2.500	(a)	12/01/17	3,890,250
1,700,000	9.750	(b)	03/15/19	1,899,750
4,510,000	5.350	(b)	03/15/20	4,735,500
250,000	6.750	(b)	09/15/37	270,625
Energy Transfer Equity LP
1,400,000	7.500		10/15/20	1,580,250
3,050,000	5.875	(a)	01/15/24	3,286,375
2,500,000	5.500	(a)	06/01/27	2,625,000
Genesis Energy LP/Genesis Energy Finance Corp.(a)
9,350,000	6.000		05/15/23	9,279,875

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pipelines – (continued)
NGPL PipeCo LLC(a)(b)
$320,000	4.375%		08/15/22	$ 328,800
1,085,000	4.875		08/15/27	1,114,838
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.(a)
8,750,000	5.750		04/15/25	8,859,375
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(a)
9,350,000	5.250		05/01/23	9,607,125
3,900,000	6.750		03/15/24	4,221,750
Tesoro Logistics LP/Tesoro Logistics Finance Corp.(a)
350,000	5.500		10/15/19	368,375
The Williams Cos., Inc.
3,393,000	3.700	(a)	01/15/23	3,366,117
2,700,000	7.500		01/15/31	3,207,748
2,500,000	5.750	(a)	06/24/44	2,612,500

				78,565,628

TOTAL CORPORATE OBLIGATIONS (Cost $309,389,687)				$ 329,613,092

Bank Loans(d) – 0.0%
Energy – 0.0%
American Energy - Marcellus LLC
$1,723,828	5.474%		08/04/20	$ 1,054,413
7,775,000	8.724		08/04/21	553,969
Blue Ridge Mountain Resources, Inc.(e)
312,429	8.179		05/06/19	312,429

TOTAL BANK LOANS (Cost $4,621,118)				$ 1,920,811

Shares	Description			Value
Common Stocks – 0.3%
Oil, Gas & Consumable Fuels – 0.3%
758,151	Berry Petroleum Corp.(c)			$ 6,065,208
200,259	Blue Ridge Mountain Resources, Inc.(c)(e)			1,762,279
397,107	Chaparral Energy, Inc.			8,161,824

TOTAL COMMON STOCKS (Cost $19,029,819)				$ 15,989,311

Shares	Rate			Value
Preferred Stocks(c) – 0.2%
Energy - Exploration & Production – 0.2%
Berry Petroleum Corp.
14,849	0.000%			$ 163,339
718,233	0.000			7,900,563

TOTAL PREFERRED STOCKS – 0.2% (Cost $7,330,820)				$ 8,063,902

Exchange Traded Funds(f) – 6.7%
20,486,933	Alerian MLP ETF			$ 245,843,196
2,575,670	SPDR S&P Bank ETF			111,629,538

TOTAL EXCHANGE TRADED FUNDS (Cost $322,062,759)				$ 357,472,734

Shares	Distribution Rate			Value
Investment Companies(e)(g) – 40.8%
Goldman Sachs Financial Square Government Fund - Institutional Shares
1,765,350,538	0.895%			$1,765,350,538
Goldman Sachs High Yield Floating Rate Fund
41,271,739	0.000			401,986,739

TOTAL INVESTMENT COMPANIES (Cost $2,169,008,093)				$2,167,337,277

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investments – 43.0%
Certificates of Deposit – 18.3%
Abbey National Treasury Services PLC
$10,000,000	1.458%		09/19/17	$ 10,003,319
14,000,000	1.406		12/15/17	14,004,352
Banco Del Estado De Chile
22,000,000	1.466		09/18/17	22,007,461
20,000,000	1.380		09/26/17	20,003,977
Bank Of China Ltd.(h)
11,000,000	0.000		08/14/17	10,993,763
Bank of Montreal
25,700,000	1.394		09/13/17	25,705,842
Bank of Nova Scotia
22,000,000	1.381		03/09/18	22,009,803
6,900,000	0.000	(h)	07/06/18	6,798,927
Bank of Tokyo-Mitsubishi UFJ Ltd.
24,000,000	1.520		10/31/17	24,014,666
Barclays Bank PLC
22,000,000	1.910		03/09/18	22,026,615
5,000,000	1.706		03/29/18	4,999,495
Barton Capital Corp.(h)
4,500,000	0.000		08/14/17	4,497,622
Bayerische Landesbank(g)
21,125,000	1.759		03/23/18	21,131,126
BNP Paribas New York
26,500,000	1.377		09/22/17	26,505,887
26,500,000	1.490		10/06/17	26,513,243
China Construction Banking Corp.
10,000,000	0.000	(h)	08/01/17	9,999,643
11,000,000	1.750		09/07/17	11,002,934
Cooperatieve Rabobank UA
11,000,000	1.403		07/20/18	11,000,365
Credit Agricole
22,000,000	1.560		07/20/18	22,002,627
Credit Industriel et Commercial NY
22,000,000	1.400		01/19/18	22,003,077
Credit Suisse New York
21,000,000	1.329		11/20/17	21,013,547
15,000,000	1.598		05/02/18	15,013,257
Dexia Credit Local SA
22,000,000	1.578		12/20/17	22,021,631

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investments – (continued)
Certificates of Deposit – (continued)
DG Bank NY
$9,000,000	1.320%		11/20/17	$ 8,999,749
20,000,000	1.330		12/01/17	20,000,000
DnB NOR Bank ASA
30,800,000	1.538		03/20/18	30,839,365
Industrial & Commercial Bank of China Ltd.
11,000,000	1.750		09/08/17	11,002,965
Landesbank Baden-Wuerttemberg
28,000,000	0.010		03/23/18	28,039,316
22,000,000	0.010		04/24/18	22,026,864
Landesbank Hessen-Thuringen
6,400,000	1.330		09/11/17	6,400,942
Mizuho Bank Ltd.
21,925,000	2.154		10/12/17	21,964,914
25,000,000	1.954		10/16/17	25,037,003
National Bank of Kuwait SAKP
15,000,000	1.700		01/12/18	15,010,462
Natixis NY
26,500,000	1.480		12/21/17	26,515,413
Norinchukin Bank NY
21,950,000	1.370		09/11/17	21,953,871
3,600,000	2.019		10/10/17	3,605,441
25,000,000	1.720		03/22/18	25,041,702
Royal Bank of Canada
22,000,000	1.488		12/20/17	22,013,846
16,000,000	1.426		07/16/18	16,002,217
Skandinaviska Enskilda Banken AB
30,800,000	1.528		03/20/18	30,839,762
Standard Chartered Bank
25,000,000	1.666		12/19/17	25,023,502
Sumitomo Mitsui Banking Corp.
22,000,000	1.946		09/15/17	22,019,040
Sumitomo Trust & Banking Corp.
30,000,000	1.554		09/11/17	30,010,478
7,000,000	1.532		09/25/17	7,002,580
6,000,000	1.993		09/27/17	6,006,861
The Bank of Tokyo-Mitsubishi UFJ Ltd.
21,950,000	1.720		03/07/18	21,984,675
Toronto-Dominion Bank
2,000,000	0.000	(h)	09/28/17	1,995,972
17,600,000	1.463		10/27/17	17,608,070
26,400,000	1.564		03/13/18	26,433,034
5,000,000	1.600		08/22/18	5,001,930
UBS AG London
20,000,000	1.526		06/15/18	20,003,045
UBS AG Stamford
6,000,000	1.720		11/06/17	6,006,797
21,950,000	1.620		03/07/18	21,976,224
Wells Fargo Bank NA
29,500,000	1.446		04/03/18	29,516,375

				971,155,594

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – (continued)
Commercial Paper – 24.7%
ABN AMRO Funding USA LLC(h)
$8,000,000	0.000%	12/15/17	$ 7,959,174
12,200,000	0.000	01/05/18	12,126,109
18,000,000	0.000	02/22/18	17,851,062
Albion Capital Corp.(h)
2,000,000	0.000	08/04/17	1,999,745
20,000,000	0.000	08/22/17	19,985,712
Alpine Securitization Ltd.
10,600,000	1.456	11/17/17	10,605,015
18,000,000	1.527	12/04/17	18,012,336
Atlantic Asset Securitization Corp.
24,000,000	1.000	12/15/17	24,009,840
Australia & New Zealand Banking Group Ltd.
14,400,000	1.364	09/12/17	14,402,720
Autozone,Inc.(h)
8,109,000	0.000	08/03/17	8,108,057
10,600,000	0.000	08/04/17	10,598,352
Bedford Row Funding Corp.
10,000,000	1.356	01/17/18	9,999,165
11,000,000	1.378	02/20/18	10,999,705
8,750,000	1.587	03/05/18	8,760,631
24,000,000	1.440	03/16/18	24,014,627
Caisse d’Amortissement de la Dette Sociale(h)
4,900,000	0.000	10/02/17	4,889,787
Canadian Imperial Bank of Commerce
21,950,000	1.194	03/07/18	21,950,662
22,000,000	1.556	03/16/18	22,026,371
CBS Corp.(h)
22,000,000	0.000	08/14/17	21,987,714
12,000,000	0.000	09/28/17	11,970,913
Chariot Funding LLC(h)
17,250,000	0.000	01/02/18	17,144,684
Collateralized Commercial Paper Co. Ltd.
35,200,000	1.494	09/08/17	35,211,200
5,000,000	1.428	12/12/17	5,002,903
Commonwealth Bank of Australia
25,500,000	1.546	03/16/18	25,535,393
Corpoerative Centrale(h)
33,310,000	0.000	11/01/17	33,199,511
CRC Funding LLC(h)
11,000,000	0.000	08/28/17	10,989,348
Danske Corp.(h)
20,000,000	0.000	02/20/18	19,813,680
Dominion Energy, Inc.
11,000,000	0.010	10/12/17	10,965,240
Dominion Resources(h)
8,000,000	0.000	08/07/17	7,997,807
Duke Energy Corp.(h)
6,000,000	0.000	08/08/17	5,998,115

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investments – (continued)
Commercial Paper – (continued)
DZ Bank AG
$21,950,000	1.404%		09/08/17	$ 21,954,847
Eastman Chemical Co.(h)
19,100,000	0.000		08/01/17	19,099,263
2,000,000	0.000		08/03/17	1,999,767
11,114,000	0.000		08/08/17	11,110,508
6,182,000	0.000		08/21/17	6,176,778
Ei Dupont(h)
7,042,000	0.000		08/08/17	7,039,823
Erste Abwicklungsanstalt(h)
8,000,000	0.000		08/22/17	7,994,432
20,000,000	0.000		10/19/17	19,947,111
Erste Bank der oesterreichischen Sparkassen AG
45,000,000	1.453		10/27/17	45,016,461
Fairway Finance Corp.
20,250,000	1.328		12/20/17	20,249,202
Ford Motor Credit Co.(h)
3,650,000	0.000		07/10/18	3,581,326
Ford Motor Credit Co. LLC(h)
5,000,000	0.000		05/02/18	4,928,691
11,700,000	0.000		05/11/18	11,526,384
HSBC Bank PLC
23,900,000	1.506		04/18/18	23,928,133
ING Funding LLC
18,000,000	1.325		01/26/18	18,014,600
J.P. Morgan Securities, Inc.
8,900,000	0.000	(h)	08/28/17	8,891,645
7,500,000	1.478		09/20/17	7,502,738
Jupiter Securitization Co. LLC(h)
20,000,000	0.000		01/03/18	19,876,933
Liberty Funding LLC(h)
5,000,000	0.000		09/12/17	4,992,481
8,850,000	0.000		10/18/17	8,824,850
LMA SA LMA Americas
6,000,000	0.000	(h)	09/05/17	5,992,476
9,250,000	0.010		01/05/18	9,189,490
5,000,000	0.000	(h)	01/24/18	4,964,231
Macquarie Bank Ltd.
26,400,000	1.576		12/11/17	26,424,812
10,000,000	1.576		12/15/17	10,008,819
9,000,000	1.436		02/15/18	9,004,317
19,500,000	1.526		06/29/18	19,515,909
Matchpoint Finance PLC
25,000,000	1.000		11/20/17	24,889,011
20,000,000	0.000	(h)	11/21/17	19,910,353
7,000,000	0.000	(h)	12/12/17	6,961,881
Mondelez International, Inc.(h)
10,700,000	0.000		08/02/17	10,699,173
11,650,000	0.000		09/08/17	11,632,784
4,150,000	0.000		09/27/17	4,140,111
Monsanto Co.(h)
12,600,000	0.000		08/01/17	12,599,514

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investments – (continued)
Commercial Paper – (continued)
National Australia Bank Ltd.
$21,250,000	1.564%		03/08/18	$ 21,277,449
National Bank of Canada
22,500,000	1.707		10/20/17	22,522,475
22,000,000	1.548		03/20/18	22,026,705
Nieuw Amsterdam Receivables Corp.(h)
21,000,000	0.000		11/10/17	20,919,675
Nordea Bank AB(h)
10,000,000	0.000		10/24/17	9,972,117
NRW Bank(h)
5,000,000	0.000		09/15/17	4,992,346
Old Line Funding LLC
1,500,000	0.000	(h)	08/21/17	1,498,927
2,000,000	0.000	(h)	10/16/17	1,994,469
11,000,000	1.364		11/08/17	10,999,709
Omnicom Cap, Inc.(h)
22,000,000	0.000		08/07/17	21,993,968
Oversea-Chinese Banking Corp. Ltd.
22,000,000	1.426		09/11/17	22,005,638
21,125,000	1.426		09/25/17	21,131,983
Philip Morris International, Inc.(h)
1,000,000	0.000		08/23/17	999,252
Private Export Funding Corp.
2,000,000	1.469		02/01/18	2,002,645
43,700,000	1.495		03/28/18	43,719,665
Schlumberger Holdings(h)
9,500,000	0.000		08/14/17	9,494,795
Societe Generale SA
22,375,000	1.597		03/19/18	22,405,943
Southern Co.(h)
3,000,000	0.000		08/04/17	2,999,534
Svenska Handelsbanken AB(h)
22,000,000	0.000		10/25/17	21,933,675
Thunder Bay Funding LLC(h)
25,000,000	0.000		10/23/17	24,924,050
Versailles Commercial Paper LLC(h)
10,000,000	0.000		10/02/17	9,977,705
VW Cr, Inc.(h)
20,000,000	0.000		08/17/17	19,986,372
Westpac Banking Corp.
32,500,000	1.547		03/02/18	32,541,082
20,000,000	1.546		03/12/18	20,026,160
9,000,000	1.378		07/13/18	8,999,184

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

July 31, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – (continued)
Westpac Securities NZ Ltd.
$9,150,000	1.320%	05/10/18	$ 9,156,344

			1,313,206,299

TOTAL SHORT-TERM INVESTMENTS (Cost $2,283,310,489)			$2,284,361,893

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $5,114,752,785)			$5,164,759,020

Shares	Rate		Value
Securities Lending Reinvestment Vehicle(e)(g) – 2.8%
Goldman Sachs Financial Square Government Fund - Institutional Shares
151,325,775	0.895%		$ 151,325,775
(Cost $151,325,775)

TOTAL INVESTMENTS – 100.0% (Cost $5,266,078,560)			$5,316,084,795

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%			1,598,904

NET ASSETS – 100.0%			$5,317,683,699

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $92,586,424, which represents approximately 1.7% of net assets as of July 31, 2017.

(c)	Security is currently in default and/or non-income producing.

(d)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on July 31, 2017. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(e)	Represents an affiliated issuer/Fund.

(f)	All or a portion of security is on loan.

(g)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on July 31, 2017.

(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
CNH	— Chinese Yuan Renminbi Offshore
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
USD	— U.S. Dollar

Investment Abbreviations:
ETF	— Exchange Traded Fund
LLC	— Limited Liability Company
LP	— Limited Partnership
PLC	— Public Limited Company

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

July 31, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At July 31, 2017, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Morgan Stanley & Co. International PLC	CNH	2,361,748,000	USD	347,573,565	$349,183,902	11/14/17	$1,610,337
	CNH	180,000,000	USD	26,214,229	26,474,006	02/14/18	259,777
	GBP	411,265,000	USD	533,891,885	543,573,144	09/20/17	9,681,259
	USD	694,793,831	JPY	76,230,000,000	693,083,800	09/20/17	1,710,031

TOTAL							$13,261,404

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Morgan Stanley & Co. International PLC	USD	335,570,584	CNH	2,361,748,000	$349,183,902	11/14/17	$(13,613,318)
	USD	357,925,419	CNH	2,521,290,000	370,825,809	02/14/18	(12,900,390)
	USD	162,573,436	CNH	1,156,710,000	169,216,798	05/16/18	(6,643,361)
	USD	170,493,912	EUR	147,170,000	174,704,494	09/20/17	(4,210,582)
	USD	15,546,826	GBP	11,910,000	15,741,568	09/20/17	(194,743)

TOTAL							$(37,562,394)

FUTURES CONTRACTS — At July 31, 2017, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Euro Stoxx 50 Index	13,665	December 2018	$198,163,748	$7,101,945
IBEX 35 Index Future	1,421	August 2017	176,615,482	(1,699,675)
Natural Gas	5,460	September 2017	154,736,400	(16,125,405)
5 Year German Euro-Bobl	(2,292)	September 2017	(358,314,505)	2,437,909
2 Year U.S. Treasury Notes	831	September 2017	179,781,656	66,346
5 Year U.S. Treasury Notes	487	September 2017	57,538,289	49,462
10 Year U.S. Treasury Notes	925	September 2017	116,448,828	302,376

TOTAL				$(7,867,042)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at July 31, 2017(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Sold:
CDX North America High Yield Index 28	$123,930	5.000%	06/20/22	3.210%	$8,314,137	$1,829,168

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a portfolio or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

July 31, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — At July 31, 2017, the Portfolio had following written options:

OVER THE COUNTER OPTIONS ON EQUITIES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value

JPMorgan Securities, Inc.	Put - EQO XLE Index	2,550,482	02/23/18	$64.51	$(6,990,361)
Morgan Stanley & Co. International PLC	Put - EQQ XLE Index	2,479,555	03/16/18	62.94	(6,242,448)

TOTAL (Premium Received $17,561,163)		5,030,037			$(13,232,809)

For the period ended July 31, 2017, the Portfolio had the following written options activity:

	Contracts	Premiums Received

Contracts Outstanding October 31, 2016	447,700	$22,091,116

Contracts Written	7,384,049	28,365,453
Contracts Brought to Close	(2,361,820)	(18,936,946)
Contracts Expired	(439,892)	(13,958,460)

Contracts July 31, 2017	5,030,037	$17,561,163

TAX INFORMATION — At July 31, 2017, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$5,275,057,022

Gross unrealized gain	64,745,466
Gross unrealized loss	(23,717,693)

Net unrealized security gain	$41,027,773

Additional information regarding the Portfolio is available in the Portfolio’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Portfolio’s valuation policy is to value investments at fair value.

Basis of Consolidation for Goldman Sachs Tactical Tilt Overlay Fund — The Cayman Commodity – TTIF, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on July 31, 2014 and is currently a wholly-owned subsidiary of the Portfolio. The Subsidiary acts as an investment vehicle for the Portfolio to enable the Portfolio to gain exposure to certain types of commodity-linked derivative instruments. The Portfolio is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of July 31, 2014, and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All interfund balances and transactions have been eliminated in consolidation. As of July 31, 2017, the Portfolio’s net assets were $5,317,683,699, of which, $344,176,816, or 6.5%, represented the Subsidiary’s net assets.

Investments and Fair Value Measurements — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolio’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The investment manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Porftfolio invests in Underlying Funds that fluctuate in value, the Porftfolio’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Portfolio’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which the Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received, if any is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Portfolio, if any, is noted in the Schedule of Investments.

Options — When the Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Upon the purchase of a call option or a put option by the Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Swap Contracts — Bilateral swap contracts are agreements in which the Portfolio and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Portfolio and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Portfolio is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Portfolio’s investment in credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Portfolio buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Portfolio, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Portfolio may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Portfolio generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Portfolio sells protection through a credit default swap, the Portfolio could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Portfolio, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Portfolio may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Portfolio is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Portfolio bought credit protection.

Securities Lending — The Portfolio may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Portfolio’s securities lending procedures, the Portfolio receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Portfolio, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Portfolio on the next business day. As with other extensions of credit, the Portfolio may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Portfolio or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Portfolio invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. Prior to September 30, 2016, the cash collateral had been invested in the Goldman Sachs Financial Square Money Market Fund. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Portfolio whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Portfolio by paying the Portfolio an amount equal to the market value of the securities loaned minus the value of the cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Portfolio’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash received.

The Portfolio and BNYM received compensation relating to the lending of the Portfolio’s securities.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of July 31, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$329,613,092	$—
Bank Loans	—	—	1,920,811
Common Stock and/or Other Equity Investments(a)
North America	—	24,053,213	—
Exchange Traded Funds	357,472,734	—	—
Investment Companies	2,167,337,277	—	—
Short-term Investments	—	2,284,361,893	—
Securities Lending Reinvestment Vehicle	151,325,775	—	—
Total	$2,676,135,786	$2,638,028,198	$1,920,811

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$13,261,404	$—
Futures Contracts	9,958,038	—	—
Credit Default Swap Contracts	—	1,829,168	—
Total	$9,958,038	$15,090,572	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(37,562,394)	$—
Futures Contracts(b)	(17,825,080)	—	—
Written Options Contracts	—	(13,232,809)	—
Total	$(17,825,080)	$(50,795,203)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Portfolio utilizes fair value model prices provided by an independent fair value service for international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

The Portfolio’s risks include, but are not limited to, the following:

Derivatives Risk — The Portfolio’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolio. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolio invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolio has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolio also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Portfolio invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Portfolio’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Portfolio focuses its investments in securities of issuers located in a particular country or geographic region, it will subject the Portfolio, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Portfolio will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Portfolio’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Portfolio.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Investments in the Underlying Funds — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. A Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Large Shareholder Transactions Risk — The Portfolio may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Portfolio in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio. Such large shareholder redemptions may cause the Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Portfolio may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity

Market and Credit Risks — In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Schedule of Investments (continued)

July 31, 2017 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Non-Diversification Risk — The Portfolio is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent the Portfolio focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Portfolio will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Tax Risk — The Portfolio will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Portfolio has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLR, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Portfolio’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Portfolio has obtained an opinion of counsel that the Portfolio’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Portfolio’s income from such investments was not “qualifying income,” in which case the Portfolio would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% its gross income was derived from these investments. If the Portfolio failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Portfolio’s shareholders.

Item 2.	Controls and Procedures.

(a) The Registrant’s President/Chief Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a) Separate certifications for the President/Chief Executive Officer and the Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Goldman Sachs Trust

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Chief Executive Officer

Date September 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Chief Executive Officer

Date September 28, 2017

By (Signature and Title)*	/s/ Scott McHugh
Scott McHugh Principal Financial Officer

Date September 28, 2017

*	Print the name and title of each signing officer under his or her signature.